Exhibit 4.3

AMENDMENT N°5

TO THE A319/A320 PURCHASE AGREEMENT

(Buyer’s Reference No. 04HMB0101FR)

BETWEEN

AIRBUS S.A.S.

as Seller

AND

CHINA SOUTHERN AIRLINES COMPANY LIMITED

as Airline

AND

CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING
CORPORATION

as Trading Corporation

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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AMENDMENT N°5

This amendment No.5 to the A319/A320 Purchase Agreement dated as of April 9, 2004 is made as of the 16th day of July 2007.

BETWEEN

AIRBUS S.A.S., a société par actions simplifiée, legal successor of Airbus S.N.C., formerly known as Airbus G.I.E created and existing under French law and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 and having its registered office at 1 Rond-Point Maurice Bellonte, 31707 BLAGNAC Cedex, France (hereinafter referred to as "the Seller") of the one part,

CHINA SOUTHERN AIRLINES COMPANY LIMITED, having its principal office at Bai Yun Airport, Guangzhou 510405, People's Republic of China (hereinafter referred to as the "Airline") of the other part,

AND

CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION, having its principal office at Bai Yun Airport, Guangzhou 510405, People's Republic of China (hereinafter referred to as the "Trading Corporation".

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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WHEREAS

-
The parties hereto have signed on the 9th day of April 2004 an A319/A320 purchase agreement (Buyer's Reference No. 04HMB0101FR) for the sale of a certain number of A319 Aircraft and A320 Aircraft, collectively referred to as the "Aircraft", which, together with its Exhibits and Letter Agreements is hereinafter called the “Purchase Agreement”

-
The parties hereto have signed an amendment No.1 to the Purchase Agreement dated as of the 11th November 2004, an amendment No.2 to the Purchase Agreement dated as of the 3rd December 2004 and an amendment No.3 to the Purchase Agreement dated as of the 30th June 2005.

-
The parties hereto have signed on 6th day of July 2006 an amendment No.4 to the Purchase Agreement (the “Amendment No.4”) to cover the sale and purchase of a certain number of A320 family aircraft, collectively referred to as the “Fifty Aircraft”.

-	The Purchase Agreement, together with the amendments listed here above and the Amendment No.4 is hereinafter collectively referred to as the “Agreement”.

-
On the 26th day of October 2006, the Seller and China Aviation Supplies Import and Export Corporation (“CASC”) have entered into a General Term Agreement for the sale and purchase of one hundred fifty (150) A320 family aircraft (the “2006 GTA”). As part of the 2006 GTA, twenty (20) A320 family aircraft (the “Additional Aircraft”) have been allocated to the Buyer.

The Buyer wishes and the Seller agrees to enter into an amendment No.5 (the “Amendment No.5”) to cover the basic terms and conditions for the purchase by the Buyer of such Additional Aircraft. The Additional Aircraft are composed of five (5) A319-100 model aircraft (the “Additional A319 Aircraft”) and ten (10) A320-200 model aircraft (the “Additional A320 Aircraft”) and five (5) A321-200 model aircraft (the ”Additional A321 Aircraft”).

Capitalized terms used herein and not otherwise defined in this Amendment No.5 shall have the meanings assigned thereto in the Agreement.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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1.           GENERAL

With respect to the Additional Aircraft, the parties hereto agree that the Airline shall hereinafter be solely referred to as the "Buyer" and the Trading Company shall be a consenting party to the agreement (the, ”Consenting Party”).

The Buyer and the Seller agree that the terms and conditions of the sale and purchase of the Additional Aircraft shall be the same as those applying to the Fifty Aircraft described in Amendment No.4, except as expressly set forth to the contrary in this Amendment No.5.

***

Except as provided herein in the Amendment, upon signature of this Amendment the Additional Aircraft shall be deemed Aircraft.

The following paragraphs will define the specific amendments to the Agreement which will apply only to the Additional Aircraft.

2.           ADDITIONAL AIRCRAFT SPECIFICATION

2.1           Specification

The parties agree that, with respect to the Additional Aircraft, sub-Clause 2.1.1 of the Amendment No.4 shall be deleted in its entirety and replaced by the following:

QUOTE

2.1.1 Specification

The Airframe shall be manufactured in accordance with the Standard Specification, as modified or varied prior to the date of this Agreement by the Specification Change Notices.

***
UNQUOTE

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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2.2         Propulsion Systems

The parties agree that, with respect to the Additional Aircraft, sub-Clause 2.2 of the of the Amendment No.4, shall be deleted in its entirety and replaced by the following:

QUOTE

For each Additional Aircraft, the Buyer shall select between CFM INTERNATIONAL Engines (CFM) and INTERNATIONAL AERO ENGINES (IAE) one of the following types:

2.1         Additional A319 Aircraft

The airframe shall be equipped with a set of:

-CFM56-5B5/P engines            or
-IAE V2522-A5 engines (“IAE” Engines) including engine accessories, nacelles and thrust reverers

(each upon selection referred to as the “Propulsion Systems”).

2.2         Additional A320 Aircraft

The airframe shall be equipped with a set of:

-CFM56-5B4/P engines            or
-IAE V2527-A5 engines (“IAE” Engines) including engine accessories, nacelles and thrust reverers

(each upon selection referred to as the “Propulsion Systems”).

2.3         Additional A321 Aircraft

The airframe shall be equipped with a set of:

-CFM56-5B3/P engines            or
-IAE V2533-A5 engines (“IAE” Engines) including engine accessories, nacelles and thrust reverers

(each upon selection referred to as the “Propulsion Systems”).

2.4 The parties agree that not withstanding clause 2.2 of the Amendment No.4, with respect to the Additional Aircraft, the Buyer shall select its Propulsion Systems type no later than ***.

If the Buyer does not select its Propulsion Systems type as agreed herein, in addition to its other rights, the Seller will have the right to defer the Scheduled Delivery Months of the Additional Aircraft.

UNQUOTE

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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3.	PRICES

3.1	Additional A319 Aircraft Price

The parties agree that, with respect to the Additional A319 Aircraft, sub-Clause 3.1 of the of the Amendment No.4, shall be deleted in its entirety and replaced by the following:

QUOTE

3.1	A319 Aircraft Basic Price

3.1.1	The Airframe Basic Price is the sum of:

(i)	the Basic Price of the Airframe corresponding to the Standard Specification including Nacelles and Thrust Reversers, and excluding Buyer Furnished Equipment, which is:

US$ ***

***

(ii)	the budget sum of the basic prices of all SCNs which is :

US$ ***

***

3.1.2.1	***

3.1.3	A319 Aircraft Propulsion Systems Basic Price

3.1.3.1	CFM INTERNATIONAL Propulsion Systems

The Basic Price of a set of two (2) CFM INTERNATIONAL CFM56-5B5/P Engines is:

US$ ***

***

***

***

3.1.3.2	INTERNATIONAL AERO ENGINES Propulsion Systems

The Basic Price of a set of two (2) IAE V2522-A5 Propulsion Systems (excluding specifically engine accessories, nacelles and thrust reversers) is:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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USD ***

***

***

UNQUOTE

3.2	Additional A320 Aircraft Price

The parties agree that, with respect to the Additional A320 Aircraft, sub-Clause 3.2 of the of the Amendment No.4, shall be deleted in its entirety and replaced by the following:

QUOTE

3.2	Additional A320 Basic Price

***

3.2.3	Additional A320 Propulsion Systems Basic Price

3.2.3.1	CFM INTERNATIONAL Propulsion Systems

The Basic Price of a set of two (2) CFM INTERNATIONAL CFM56-5B4/P Engines is:

***

3.2.3.2	INTERNATIONAL AERO ENGINES Propulsion Systems

The Basic Price of a set of two (2) IAE V2527-A5 Propulsion Systems (excluding specifically engine accessories, nacelles and thrust reversers) is:

***

UNQUOTE

3.3	Additional A321 Aircraft Price

The parties agree that, with respect to the Additional A321 Aircraft, sub-Clause 3.3 of the of the Amendment No.4, shall be deleted in its entirety and replaced by the following:

QUOTE

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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3.3	A321 Aircraft Basic Price

3.3.1	***

3.3.3	A321 Aircraft Propulsion Systems Basic Price

3.3.3.1	CFM INTERNATIONAL Propulsion Systems

The Basic Price of a set of two (2) CFM INTERNATIONAL CFM56-5B3/P Engines is:

***

3.3.3.2	INTERNATIONAL AERO ENGINES Propulsion Systems

The Basic Price of a set of two (2) IAE V2533-A5 Propulsion Systems (excluding specifically engine accessories, nacelles and thrust reversers) is:

***

UNQUOTE

3.4	Final Price

The parties agree that, with respect to the Additional Aircraft, Sub-Clause 3.3 of the Agreement shall apply with the Airframe Price Revision Formula and the Prposulsion Systems Price Formula as set forth in Appendix 1, 2 and 3 to this Amendment.

4.	PREDELIVERY PAYMENTS

The parties agree that, with respect to the Additional Aircraft, sub-Clause 5.3.1 and 5.3.2 of the Agreement shall not be applicable and shall be replaced by the following:

QUOTE

***

Predelivery Payments, theoretically falling due before signature of the Amendment  No. 5 shall be on signature of this Amendment No.5.   This notwithstanding, the parties agree that clause 1.1 of Letter Agreement No. 6 to the Agreement shall apply to the Additional Aricraft.

UNQUOTE

5.	***

QUOTE

***
UNQUOTE

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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6.	DELIVERY DATES

The parties agree that, with respect to the Additional Aircraft, sub-Clause 9.1 of the Agreement shall not be applicable and shall be replaced by the following:

Subject to Clauses 2, 7, 8, 10 and 18 of the Agreement, the Seller shall have the Additional Aircraft Ready for Delivery at the Delivery Location within the following months:

A319 Aircraft	1	March 2009
A319 Aircraft	2	***
A319 Aircraft	3	***
A319 Aircraft	4	***
A319 Aircraft	5	***

A320 Aircraft	1	***
A320 Aircraft	2	***
A320 Aircraft	3	***
A320 Aircraft	4	***
A320 Aircraft	5	***
A320 Aircraft	6	***
A320 Aircraft	7	***
A320 Aircraft	8	***
A320 Aircraft	9	***
A320 Aircraft	10	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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A321Aircraft	1	***
A321 Aircraft	2	***
A321 Aircraft	3	***
A321 Aircraft	4	***
A321 Aircraft	5	August 2010

TOTAL	20

Each of such months shall be, with respect to the corresponding Additional Aircraft, the "Scheduled Delivery Month".

7	CUSTOMER SUPPORT

***

7.1	Seller Representatives

***

7.2	Training and Training Aids

7.2.1 ***

7.2.2 ***

***

7.2.3 The Seller shall provide to the Buyer ***:

-
*** Airbus CBT (flight and/or maintenance) related to the Aircraft type(s) of the Additional Aircraft (including *** of CBT Courseware and *** of CBT Software for flight and *** of CBT Courseware and *** of CBT Software for maintenance, as applicable). The detailed description of the Airbus CBT shall be provided to the Buyer at the Training Conference;

-	*** Virtual Aircraft (Walk around and Component Location) related to the Aircraft type (s) of the Additional Aircraft.

-	*** of training documentation on CD-ROM.

-	*** CD-ROM of cockpit panels for training.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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7.2.4 CBT and Virtual Aircraft  Revision service

The Airbus CBT and Virtual Aircraft in use at the Seller’s Training Centers are revised on a regular basis and such revision shall be provided to the Buyer during the period when training courses provided under this Clause 7.2.3 are performed for the Buyer or *** under this Agreement, whichever first occurs.

7.3	Revision Service

The parties agree that, with respect to the Additional Aircraft, sub-Clause 14.5 of the Agreement shall be deleted in its entirety and shall be replaced by the following:

QUOTE

Unless otherwise specifically stated, revision service for the Technical Data shall be provided *** under this Amendment.

UNQUOTE

7.4	Material Supply and Services

7.4.1	***

***

7.4.2	***

***

7.4.3                  ***

***

8.	***

Clause 9 of Amendment No.4 shall not apply to the Additional Aircraft, and shall be replaced by the following:

QUOTE

***

UNQUOTE

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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With respects to Letter Agreement N°1 of Amendment N°4, paragraph 3 is deleted in its entirety and replaced by the following:

QUOTE

***

UNQUOTE

9.	Miscellanious

Upon the Buyer’s request, the Seller, its affiliates or its partners will actively support the Buyer in its discussions when the Buyer is seeking financing for predelivery payments and/or the final aircraft price, including presenting the Buyer to financial institutions. In this respect the Seller and the Buyer will need to co-operate closely to provide all necessary information as may be requested by the potential financiers, including the terms of disclosure of the contract and detailed financial information.  The availability of such financing will be subject to market conditions.  Should the Buyer wish to pursue this opportunity, the Buyer will advise the Seller accordingly.

10.	AMENDMENT ENTRY-INTO-EFFECT

Until receipt of the Predelivery Payments the delivery positions for the Additional Aircraft shall remain subject to prior sale or other disposition by the Seller. This Amendment will enter into full force and effect provided that the parties sign as of a date on or prior to July 16th, 2007 and the Seller has received the initial Predelivery Payments due on the Additional Aircraft in accordance with the terms of this Amendment.

11.	PROVISIONS OF THE AMENDMENT

The provisions of the Agreement shall apply to the sale and delivery of the Additional Aircraft herein defined except insofar as they may be expressly modified by the provisions of this Amendment No.5.

The Agreement shall be deemed amended and supplemented to the extent herein provided and as so amended and supplemented shall remain in full force and effect.

If there is any inconsistency between the Agreement and this Amendment No. 5, the latter shall prevail to the extent of such inconsistency.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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IN WITNESS WHEREOF, this Amendment No.5 was entered into the day and year above written.

Agreed and Accepted		Agreed and Accepted
For and on behalf of:		For and on behalf of:

CHINA SOUTHERN AIRLINES		AIRBUS S.A.S.
COMPANY LIMITED

By :	/s/ Xu Jiebo	By:	/s/ Christophe Mourey

Name:	Xu Jiebo	Name: Christophe Mourey

Title:		Title: Senior Vice President Contracts

Agreed and Accepted
For and on behalf of

CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION

By:	/s/ Zeng Zixiang
Name:	Zeng Zixiang

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX 1

AIRFRAME PRICE REVISION FORMULA

1.1	Basic Prices

The Basic Prices defined in Clause 3 of the Agreement as further amended by Clause 3 of Amendment No.4 are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions hereof.

1.2	Base Period

The Basic Prices have been established in accordance with the *** as defined by ***  values indicated hereafter.

***  values indicated hereof shall not be subject to any revision.

1.3	Indexes

Labor Index: ***

Material Index:  ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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1.4	Revision Formula

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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1.5	General Provisions

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX 2

CFM INTERNATIONAL PRICE REVISION FORMULA

1	Reference Price of the Engines

The Reference Price of a set of two (2) CFM INTERNATIONAL Engines and additional standard equipment is:

For the Additional A319 Aircraft CFM56-5B5/P engines: US$ ***
For the Additional A320 Aircraft CFM56-5B4/P engines: US$ ***
For the Additional A321 Aircraft CFM56-5B3/P engines: US$ ***

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of sub-Paragraphs 4 and 5 hereof.

2	Reference Period

The above *** has been established in accordance with the economic conditions *** as defined by CFM INTERNATIONAL ***

3	Indexes

Labor Index : ***

Material Index : ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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4	Revision Formula

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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5	General Provisions

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX 3

INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA

1	Engines ***

The *** for a set of two (2) INTERNATIONAL AERO ENGINES Engines is:

For the Additional A319 Aircraft IAE V2522-A5 engines: US$ ***
For the Additional A320 Aircraft IAE V2527-A5 engines: US$ ***
For the Additional A321 Aircraft IAE V2533-A5 engines: US$ ***

This *** is subject to adjustment for changes in economic conditions as measured by data obtained from the ***, and in accordance with the provisions hereof.

2	Reference Period

The above *** has been established in accordance with the *** as defined, according to INTERNATIONAL AERO ENGINES by the *** values indicated in Clause 4 hereof.

3	Indexes

Labor Index: ***

Materiel Index: ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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4	Revision Formula

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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5	General Provisions

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT NO. 1

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION
Bai Yun Airport
Guangzhou 510405
People's Republic of China

Subject  : China Final Assembly Line

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION  (as the, “Consenting Party”) and Airbus S.A.S. (the "Seller") have entered into an Amendment No.5 to the Agreement ("the Amendment") dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Additional Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

For the purpose of this Letter Agreement, the Additional Aircraft and the Aircraft shall be hereafter referred to as the “Aircraft”.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT NO. 1

***.

***

***

1.	Definitions

Clause 00B of the Agreement is hereby amended as follows:

The following definitions are hereby deleted and replaced by the following:

(a)	QUOTE
Export Airworthiness Certificate	means an export certificate of airworthiness or an equivalent document issued by a European Aviation Authority.

Business Day
means a day, other than a Saturday or Sunday, on which business of the kind contemplated by this Agreement is carried on in France, in Germany, in the People’s Republic of China and in the Buyer's country or, where used in relation to a payment, which is a day on which banks are open for business in France, in Germany, in the People’s Republic of China, in the Buyer's country and in New York, as appropriate.

Delivery Location	means the European Delivery Location or the Chinese Delivery Location, as applicable.

UNQUOTE

The following definitions are hereby added in Clause 00B:

European Delivery Location	means the facilities of the Seller at the location of final assembly of the Aircraft in Toulouse, France or in Hamburg, Germany.

Chinese Delivery Location	means the Seller's (planned) facility in Tianjin, People's Republic of China.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT NO. 1

2.	Taxes

Clause 5.8. is hereby deleted and replaced as follows:

QUOTE
5.8           Taxes

***

QUOTE

3.	Certification

Clause 7.1 is hereby deleted and replaced as follows:

QUOTE

***

UNQUOTE

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT NO. 1

4.	Buyer Furnished Equipment

Clause 18.1.1 is hereby deleted and replaced as follows:

QUOTE

***
UNQUOTE

Clause 18.1.3 is hereby deleted and replaced as follows:

QUOTE

18.1.3
The BFE shall be imported into FRANCE or into the FEDERAL REPUBLIC OF GERMANY or into the PEOPLE’S REPUBLIC OF CHINA by the Buyer under a suspensive customs system ("Régime de l'entrepôt douanier ou régime de perfectionnement actif or "Zollverschluss" or “Inward processing”) without application of any French or German tax or Chinese customs duty, and shall be Delivered Duty Unpaid (DDU) according to the Incoterms definition.

Shipping Addresses:

AIRBUS FRANCE S.A.S.
316 Route de Bayonne
31300 TOULOUSE
FRANCE

or

AIRBUS DEUTSCHLAND GmbH
Division Hamburger Flugzeugbau
Kreetslag 10
21129 HAMBURG
FEDERAL REPUBLIC OF GERMANY

The exact shipping address corresponding to the Manufacture Facility in Tianjin, PEOPLE'S REPUBLIC OF CHINA, shall be communicated to the Buyer in due time.

UNQUOTE

5.	Assignments and transfers

The following Clause is hereby added to Clause 21:

21.2.2 Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of any Affiliate of the Seller at which or by whom the services to be performed under this Agreement shall be performed. Notwithstanding such designation, the Seller shall remain ultimately responsible for fulfillment of all obligations undertaken by the Seller in this Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT NO. 1

6.	Certificate of Acceptance

Exhibit D of the Agreement is hereby deleted and replaced by the following:

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of clause [              ] of the purchase agreement dated [     ] and made between [AIRLINE] and Airbus S.A.S (the “Purchase Agreement”) the technical acceptance tests relating to the Airbus A3 [ ]-[   ] aircraft, manufacturer’s serial number [    ], registration mark [   ] (the “Aircraft”) have taken place in Blagnac/Hamburg/Tianjin.

In view of said tests having been carried out with satisfactory results, Airline [, as agent of [SPC] pursuant to the purchase agreement assignment dated [   ],] hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby waived.

[Blagnac/ Hamburg/Tianjin], the [   ] 200[ ]

[AIRLINE] [as agent of [SPC]]
Name:
Title:
Signature:

7.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

8.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT NO. 1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA SOUTHERN AIRLINES		AIRBUS S.A.S.
COMPANY LIMITED

By :	/s/ Xu Jiebo	By:	/s/ Christophe Mourey

Name: Xu Jiebo		Name: Christophe Mourey

Title:		Title: Senior Vice President Contracts

For and on behalf of

CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION

By:	/s/ Zeng Zixiang
Name: Zeng Zixiang

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT NO. 2

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION
Bai Yun Airport
Guangzhou 510405
People's Republic of China

Subject : ***

***

[***Following page omitted***]

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Letter Agreement No. 2	Page 1/2

LETTER AGREEMENT NO. 2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA SOUTHERN AIRLINES		AIRBUS S.A.S.
COMPANY LIMITED

By :	/s/ Xu Jiebo	By:	/s/ Christophe Mourey

Name: Xu Jiebo		Name: Christophe Mourey

Title:		Title: Senior Vice President Contracts

Agreed and Accepted
For and on behalf of

CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION

By:	/s/ Zeng Zixiang
Name: Zeng Zixiang

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Letter Agreement No. 2	Page 2/2

SIDE LETTER No.1

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION
Bai Yun Airport
Guangzhou 510405
People's Republic of China

Subject: ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION  (as the, “Consenting Party”) and Airbus S.A.S. (the "Seller") have entered into an Amendment No.5 to the Agreement ("the Amendment") dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Additional Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the Amendment.

Both parties agree that this Side Letter, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

Now, with respect to the Additional Aircraft and notwithstanding Clause 11 of the Amendment, the Buyer and the Seller agree the following:

***

[***Following page omitted***]

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Side Letter No. 1	Page 1/2

SIDE LETTER No.1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA SOUTHERN AIRLINES		AIRBUS S.A.S.
COMPANY LIMITED

By :	/s/ Xu Jiebo	By:	/s/ Christophe Mourey

Name: Xu Jiebo		Name: Christophe Mourey

Title:		Title: Senior Vice President Contracts

Agreed and Accepted

For and on behalf of

CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION

By:	/s/ Zeng Zixiang
Name: Zeng Zixiang

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Side Letter No. 1	Page 2/2

SIDE LETTER No. 2

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION
Bai Yun Airport
Guangzhou 510405
People's Republic of China

Subject: ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION  (as the, “Consenting Party”) and Airbus S.A.S. (the "Seller") have entered into an Amendment No.5 to the Agreement ("the Amendment") dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Additional Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the Amendment.

Both parties agree that this Side Letter, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

Now, with respect to the Additional Aircraft, the Buyer and the Seller agree to the following:

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Side Letter No. 2	Page 1/2

SIDE LETTER No. 2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA SOUTHERN AIRLINES		AIRBUS S.A.S.
COMPANY LIMITED

By :	/s/ Xu Jiebo	By:	/s/ Christophe Mourey

Name: Xu Jiebo		Name: Christophe Mourey

Title:		Title: Senior Vice President Contracts

Agreed and Accepted

For and on behalf of

CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION

By:	/s/ Zeng Zixiang
Name: Zeng Zixiang

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Side Letter No. 2	Page 2/2

SIDE LETTER No. 3

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION
Bai Yun Airport
Guangzhou 510405
People's Republic of China

Subject: NON-EXCUSABLE DELAY

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION  (as the, “Consenting Party”) and Airbus S.A.S. (the "Seller") have entered into an Amendment No.5 to the Agreement ("the Amendment") dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Additional Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the Amendment.

Both parties agree that this Side Letter, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

Now, with respect to the Additional Aircraft, the Buyer and the Seller agree to the following:

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Side Letter No. 3	Page 1/2

SIDE LETTER No. 3

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA SOUTHERN AIRLINES		AIRBUS S.A.S.
COMPANY LIMITED

By :	/s/ Xu Jiebo	By:	/s/ Christophe Mourey

Name: Xu Jiebo		Name: Christophe Mourey

Title:		Title: Senior Vice President Contracts

Agreed and Accepted

For and on behalf of

CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION

By:	/s/ Zeng Zixiang
Name: Zeng Zixiang

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Side Letter No. 3	Page 2/2

EXHIBIT A

EXHIBIT A

SPECIFICATION

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit A	Page 1/1

EXHIBIT B

EXHIBIT B

FORM OF
SPECIFICATION CHANGE NOTICE

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit B	Page 1/1

EXHIBIT B

AIRBUS INDUSTRIE SPECIFICATION CHANGE NOTICE (SCN)	SCN Number Issue Dated Page
Title:

Description:

Effect on weight
Manufacturer's Weight Empty Change:
Operational Weight Empty Change…:
Allowable Payload Change……………………….:

Remarks / References
Responds to RFC

Specification changed by this SCN

This SCN requires prior or concurrent acceptance of the following SCN (s):

Price per aircraft

US DOLLARS:
AT DELIVERY CONDITIONS:

This change will be effective on          AIRCRAFT NO.                            and subsequent

Provided approval is received by

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit B	Page 1/4

EXHIBIT B

AIRBUS INDUSTRIE SPECIFICATION CHANGE NOTICE (SCN)	SCN Number Issue Dated Page

Buyer approval	Seller approval

By…:	By…:

Date…:	Date…:

Specification repercussion:

After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit B	Page 2/4

EXHIBIT B

AIRBUS INDUSTRIE SPECIFICATION CHANGE NOTICE (SCN)	SCN Number Issue Dated Page

Scope of change (FOR INFORMATION ONLY)

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit B	Page 3/4

EXHIBIT C

PART 1	AIRFRAME PRICE REVISION FORMULA

1	Basic Prices

The Basic Prices defined in Clause A-2.1 above are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions hereof.

2	Base Period

The Basic Prices have been established in accordance ***

*** values indicated hereof shall not be subject to any revision.

3	Indexes

Labor Index: ***

Material Index: ***

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit B	Page 4/4

EXHIBIT C
PART 1	AIRFRAME PRICE REVISION FORMULA

4	Revision Formula

***
*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit C	Page 1/2

EXHIBIT C
PART 1	AIRFRAME PRICE REVISION FORMULA

5	General Provisions

***

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit C	Page 2/2

EXHIBIT C-2
PART 2PROPULSION SYSTEMS PRICE REVISION FORMULA CFM INTERNATIONAL

1	Reference Price of the Engines

The Reference Price for the A319 Aircraft of a set of two (2) CFM INTERNATIONAL CFM56-5B5/P Engines is:

USD ***

***

The Reference Price for the A320 Aircraft of a set of two (2) CFM INTERNATIONAL CFM56-5B4/P Engines is:

USD ***

***

These Reference Price are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 4 and 5 of this Exhibit C.

2	Reference Period

The above Reference Price has been established in accordance with the *** as defined by CFM INTERNATIONAL by the ***

3	Indexes

Labor Index: ***

Material Index: ***

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit C-2	Page 1/3

EXHIBIT C-2
PART 2PROPULSION SYSTEMS PRICE REVISION FORMULA CFM INTERNATIONAL

4	Revision Formula

***

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit C-2	Page 2/3

EXHIBIT C-2
PART 2PROPULSION SYSTEMS PRICE REVISION FORMULA CFM INTERNATIONAL

5	General Provisions

***

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit C-2	Page 3/3

EXHIBIT D

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of the A[     ] purchase agreement dated [                ] and made between [Airline] and AIRBUS SNC, as amended (the "Purchase Agreement"), the acceptance tests relating to the A[     ] aircraft, Manufacturer's Serial Number: [   ], Registration Number: [        ] (the "Aircraft"), have taken place at [Airbus France S.A.S] or [Airbus Deutschland GmbH] Works on the [        ] day of [        ].

In view of said tests having been carried out with satisfactory results, [Airline] hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement.

Said acceptance does not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby waived.

The [    ] day of [        ]

[Airline]

By:

Its:

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit D	Page 1/1

EXHIBIT E
BILL OF SALE

Know all men by these presents that Airbus SNC (the "Seller"), a "Société en nom collectif" existing under French law and whose address is 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE, was, this [          ] 2002, the owner of the title to the following airframe (the "Airframe"), the engines as specified (the "Engines") and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding Buyer Furnished Equipment (“BFE”), incorporated therein, installed thereon or attached thereto on the date hereof (the "Parts"):

AIRFRAME:	ENGINES:

AIRBUS Model A3[ ]	[EM’s name] Model [ ]

MANUFACTURER'S	ENGINE SERIAL NUMBERS:
SERIAL NUMBER: [ ]	LH: [ ]
RH: [ ]

REGISTRATION LETTERS:   [        ]

The Airframe, Engines and Parts are hereafter together referred to as the Aircraft (the "Aircraft").

The Seller confirms that it did this [      ] day of [            ] sell, transfer and deliver all of its above described rights, title and interest to the Aircraft to the following company and to its successors and assigns forever, said Aircraft to be the property thereof:

[Name of Buyer]

The Seller hereby warrants to the Buyer, its successors and assigns that it had good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.

This Bill of Sale shall be governed by and construed in accordance with the laws of England.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this ______ day of [           ]

AIRBUS SNC

By:

Title:

Signature:

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit E	Page 1/1

EXHIBIT F

SERVICE LIFE POLICY

ITEMS OF PRIMARY STRUCTURE

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit F - 1/4

EXHIBIT F

SELLER SERVICE LIFE POLICY

1	The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

***

2.1	***

2.2	***

2.3	***

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit F - 2/4

EXHIBIT F

2.4	***

3	***

3.1	***

3.2	***

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit F - 3/4

EXHIBIT F

4	***

4.1	***

4.2	***

5	***

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit F - 4/4

EXHIBIT G

EXHIBIT G

TECHNICAL DATA INDEX

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit G - 1/11

EXHIBIT G

TECHNICAL DATA INDEX

The following index identifies the Technical Data provided in support of the Aircraft. The explanation of the table is as follows:

NOMENCLATURE	Self-explanatory.

ABBREVIATED DESIGNATION (Abbr)	Self-explanatory.

FORM

OL-A	ON-LINE through Airbus On-Line Services: Advanced Consultation and Navigation System

CD-A	CD-ROM: Advanced Consultation and Navigation System

CD-P	CD-ROM: in PDF – Portable Document Format

D	DISKETTE (Floppy Disk)

DD	DIGITAL DATA. Stands generally for SGML format on CD-ROM.

DVD	DVD - Digital Versatile Disk

P1	PRINTED ONE SIDE. Refers to manuals in paper with print on one (1) side of the sheets only.

P2	PRINTED BOTH SIDES. Refers to manuals with print on both sides of the sheets.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit G - 2/11

EXHIBIT G

TYPE	C	CUSTOMIZED. Refers to manuals that are applicable to an individual Airbus customer/operator fleet or aircraft.

G	GENERIC. Refers to manuals that are for all aircraft types/models/series.

E	ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

P	PRELIMINARY. Refers to preliminary data or manuals which may consist of either:

-	one-time issue not maintained by revision service, or

-	preliminary issues maintained by revision service until final manual or data delivery, or

-	supply of best available data under final format with progressive completion through revision service.

ATA
Manuals established in general compliance with ATA 100 Revision 23 and digital Standards established in general compliance with ATA Specification 2200 (iSpec 2200), Information Standards for Aviation Maintenance.

Subsequent revisions of the ATA Specification will be considered.

QUANTITY (Qty)	Self-explanatory.

DELIVERY (Deliv)	Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) corresponding to the first delivery day.

The number of days indicated shall be rounded up to the next regular revision release date.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit G - 3/11

EXHIBIT G

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
OPERATIONAL MANUALS AND DATA
Flight Crew Operating Manual	FCOM	P2	C	NO	***	***	*** per Aircraft at delivery.
	FCOM	CD-A	C	NO	***	***
	FCOM	OL-A	C	NO	***	***	Consultation only
Flight Manual	FM	P1	C	NO	***	***	*** per Aircraft at delivery.
Master Minimum Equipment List	MMEL	P2	C	NO	***	***	*** per Aircraft at delivery.
Quick Reference Handbook	QRH	P2	C	NO	***	***	*** per Aircraft at delivery.
Trim Sheet	TS	DD	C	NO	***	***
Weight and Balance Manual	WBM	P1	C	YES	***	***	For the WBM the flight deck copy is an advance copy only of the customized manual, not subject to revision or updating. Weighing Equipment List delivered two weeks after Aircraft delivery
Performance Engineer's Programs	PEP	CD-A	C	NO	***	***
	PEP	OL-A	C	NO	***	***
Performance Programs Manual	PPM	CD-A	C	NO	***	***	Included in the PEP CD-ROM

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit G - 4/11

EXHIBIT G

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
MAINTENANCE AND ASSOCIATED MANUALS
Aircraft Maintenance Manual	AMM	DVD	C	YES	***	***	Contained on Basic AirN@v for SA and LR Aircraft (Limited to *** copies per customization)
	AMM	CD-P	C	YES	***	***
	AMM	DD	C	YES	***	***	SGML data for further processing by the Buyer
Aircraft Schematics Manual	ASM	CD-P	C	YES	***	***
	ASM	DVD	C	YES	***	***	AirN@v option
	ASM	DD	C	YES	***	***	SGML data for further processing by the Buyer
Aircraft Wiring Lists	AWL	CD-P	C	YES	***	***
	AWL	DD	C	YES	***	***	AirN@v option
	AWL	DD	C	YES	***	***	SGML data for further processing by the Buyer
Aircraft Wiring Manual	AWM	CD-P	C	YES	***	***
	AWM	DVD	C	YES	***	***	SGML data for further processing by the Buyer
Component Location Manual	CLM	CD-P	C	NO	***	***	For SA and LR Aircraft
Consumable Material List	CML	CD-P	G	YES	***	***
Duct Repair Manual	DRM	CD-P	E	NO	***	***
Ecam System Logic Data	ESLD	CD-P	E	NO	***	***	For SA and LR Aircraft
Electrical Load Analysis	ELA	CD-P	C	NO	***	***	For first delivered Aircraft
Electrical Standard Practices Manual	ESPM	CD-P	G	YES	***	***
	ESPM	DVD	G	YES	***	***	AirN@v option
	ESPM	DD	G	YES	***	***	SGML data for further processing by the Buyer
Electrical Standard Practices booklet	ESP	P2	G	NO	***	***
Flight Data Recording Parameter Library	FDRPL	CD-A	E	NO	***	***	For SA and LR Aircraft
Fuel Pipe Repair Manual	FPRM	P2	G	NO	***	***
Illustrated Parts Catalog (Airframe)/Additional Cross Reference Table	IPC/ACRT	DVD	C	YES	***	***	Contained on Basic AirN@v for SA and LR Aircraft (Limited to 3 copies per customization)
	IPC/ACRT	CD-P	C	YES	***	***
	IPC/ACRT	DD	C	YES	***	***	Issue date to be coordinated with Initial Provisioning Data delivery included in EXHIBIT "H" Spare Parts Procurement. Useful for SGML data processing only

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit G - 5/11

EXHIBIT G

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
MAINTENANCE AND ASSOCIATED MANUALS
Illustrated Parts Catalog (Power Plant)	PIPC	CD-P	C	NO	***	***
Integrated in the Airframe IPC for SA and LR Aircraft for IAE engines (SA Aircraft) and Rolls Royce engines (A340 Aircraft).
For other Aircraft and engine types, supplied by Propulsion Systems Manufacturer concurrently with the Airframe IPC.

Maintenance Facility Planning	MFP	CD-P	E	NO	***	***	Grouped with AC on one single CD-ROM.
Maintenance Planning Document	MPD	CD-P	E	YES	***	***
Maintenance Review Board	MRB	P2	E	NO	***	***	MRB Report includes the Certification Maintenance Requirements (CMR) and Airworthiness Limitation Items (ALI) documents.
Support Equipment Summary	SES	CD-P	G	NO	***	***	Grouped with TEM, TEI on one single CD-ROM.
Tool and Equipment Bulletins	TEB	OL-A	E	NO	***	***
Tool and Equipment Drawings	TED	OL-A	E	NO	***	***	Available on AOLS Tool Drawings Service.
Tool and Equipment Index	TEI	CD-P	E	NO	***	***	Grouped with TEM, SES on a single CD-ROM
Illustrated Tool and Equipment Manual	TEM	CD-P	E	YES	***	***	Grouped with TEI, SES on a single CD-ROM
Technical Publications Combined Index	TPCI	CD-A	C	NO	***	***
Trouble Shooting Manual	TSM	DD	C	YES	***	***	SGML data for further processing by the Buyer
	TSM	DVD	C	YES	***	***	Contained on Basic AirN@v for SA and LR Aircraft (Limited to *** copies per customization)
	TSM	CD-P	C	YES	***	***

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit G - 6/11

EXHIBIT G

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
STRUCTURAL MANUALS
Nondestructive Testing Manual	NTM	CD-P	E	YES	***	***
Nacelle Structural Repair Manual	NSRM	CD-P	E	YES	***	***	Supplied by Propulsion System Manufacturer. The Seller shall ensure that NSRM is provided in PDF format.
Structural Repair Manual	SRM	CD-P	E	YES	***	***
	SRM	DD	E	YES	***	***	SGML format for individual A319, A320, A321 Single Aisle and A330, A340 Long Range Aircraft SRM.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit G - 7/11

EXHIBIT G

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
OVERHAUL DATA
Component Documentation Status	CDS	D	C	NO	***	***	Revised until *** after Aircraft delivery
Component Evolution List	CEL	CD-P	G	NO	***	***	Delivered as follow-on for CDS.
Component Maintenance Manual – Manufacturer	CMMM	CD-P	E	YES	***	***
Component Maintenance Manual – Vendor	CMMV	CD-ROM	E	YES	***	***	CD-ROM to be provided in place of paper, according to availability.
Cable Fabrication Manual	CFM	CD-P	E	NO	***	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit G - 8/11

EXHIBIT G

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
ENGINEERING DOCUMENTS
Installation and Assembly Drawings	IAD	OL-A	C	NO	***	***	Available on Airbus On-Line Services.
Process and Material Specification	PMS	CD-P	G	NO	***	***
Parts Usage (Effectivity)	PU	OL-A	E	NO	***	***	Available on Airbus On-Line Services.
Schedule (Drawing Nomenclature)	S	OL-A	E	NO	***	***	Available on Airbus On-Line Services.
Standards Manual	SM	CD-P	G	NO	***	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit G - 9/11

EXHIBIT G

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
MISCELLANEOUS PUBLICATIONS
Airplane Characteristics for Airport Planning	AC	CD-P	E	NO	***	***	Grouped with MFP on one single CD-ROM
ATA Breakdown Index	ATBI	CD-P	E	NO	***	***	Optional
CADETS (Technical Publications Training)	CADE	CD-A	G	NO	***	***
Aircraft Recovery Manual	ARM	CD-P	E	YES	***	***	Grouped with AC and MFP on one single CD-ROM
Crash Crew Chart	CCC	P1	E	NO	***	***	Also available On-Line on Seller’s website
Cargo Loading System Manual	CLS	CD-P	E/C	NO	***	***	CLS is Envelope (E) for SA and LR Aircraft and Customized (C) for WB Aircraft
List of Applicable Publications	LAP	OL-A	C	NO	***	***
List of Radioactive and Hazardous Elements	LRE	CD-P	G	NO	***	***
Livestock Transportation Manual	LTM	CD-P	E	NO	***	***
Service Bulletins	SB	OL-A	C	YES	***	***
Service Information Letters	SIL	CD-A	E	YES	***	***	On TPCI CD-ROM
	SIL	OL-A	E	YES	***	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit G - 10/11

EXHIBIT G

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
MISCELLANEOUS PUBLICATIONS
Supplier Product Support Agreements 2000	SPSA	CD-P	G	NO	***	***	Based on General Conditions of Purchase (GCP) 2000
	SPSA	OL-A	G	NO	***	***
Transportability Manual	TM	CD-P	G	NO	***	***
Vendor Information Manual	VIM	CD-A	G	NO	***	***
	VIM	OL-A	G	NO	***	***
Vendor Information Manual GSE	VIM/GSE	CD-A	G	NO	***	***
	VIM/GSE	OL-A	G	NO	***	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit G - 11/11

EXHIBIT  "H"

EXHIBIT  "H"

MATERIEL

SUPPLY AND  SERVICES

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit H - 1/20

EXHIBIT  "H"

1	GENERAL

1.1	This Exhibit defines the terms and conditions for the materiel support services offered by the Seller to the Buyer in the following areas:

-           Initial provisioning of data and materiel
-           Replenishment of materiel
-           Lease of certain Seller Parts

1.1.1	Capitalized terms used herein and not otherwise defined in this Exhibit "H" shall have the same meanings assigned thereto in the Agreement.

1.1.2	References made to Clauses or sub-Clauses shall refer to Clauses or sub-Clauses of this Exhibit "H" unless otherwise specified.

1.2	Scope of Materiel Support

Materiel is classified into the following categories (hereinafter referred to as "Materiel"):

(i)	Seller Parts (Seller's proprietary Materiel bearing an official part number of the Seller or Materiel for which the Seller has the exclusive sales rights);

(ii)	Supplier Parts classified as Repairable Line Maintenance Parts in accordance with SPEC 2000;

(iii)	Supplier Parts classified as Expendable Line Maintenance Parts in accordance with SPEC 2000;

(iv)	Ground Support Equipment and Specific (To Type) Tools.

1.2.1	Certain Seller Parts listed in Appendix A of Clause 6 are available for lease by the Seller to the Buyer.

1.2.2
The Materiel support to be provided hereunder by the Seller covers items classified as Materiel in sub-Clauses 1.2 (i) thru (iv) both for initial provisioning as described in Clause 2 (“Initial Provisioning”) and for replenishment as described in Clause 3.

1.2.3
Propulsion Systems, nacelles, quick engine change kit and thrust reverser accessories and parts, including associated parts, are not covered under this Exhibit "H" and shall be subject to direct agreements between the Buyer and the relevant Propulsion System Manufacturer. The Seller shall use its reasonable efforts to assist the Buyer in case of any difficulties with availability of Propulsion Systems and associated spare parts.

1.2.4
During a period *** ("Term"), the Seller shall maintain or have maintained such stock of Seller Parts as is deemed reasonable by the Seller and shall furnish at *** prices Seller Parts adequate to meet the Buyer's needs for maintenance of the Aircraft.

The Seller shall use its *** efforts to obtain a similar service from all Suppliers of parts which are originally installed on the Aircraft and not manufactured by the Seller.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit H - 2/20

EXHIBIT  "H"

1.3	Materiel Support Centre and Central Store

1.3.1
The Seller has established its materiel support centre in HAMBURG, FEDERAL REPUBLIC OF GERMANY ("Materiel Support Centre") and shall maintain or cause to be maintained during the Term a central store of Seller Parts.

1.3.2	The Materiel Support Centre is operated twenty-four (24) hours/day and seven (7) days/week.

1.3.3	The Seller reserves the right to effect deliveries from distribution centres other than Materiel Support Centre or from any designated production or Suppliers' facilities.

For efficient and convenient deliveries, the Seller and its Affiliate companies operate regional satellite stores.

1.4	Agreements of the Buyer

1.4.1
The Buyer agrees to purchase from the Seller the Seller Parts required for the Buyer's own needs during the Term, provided that the provisions of this Clause 1.4 shall not in any way prevent the Buyer from resorting to the Seller Parts stocks of other operators using the same Aircraft or from purchasing Seller Parts from said operators or from distributors, provided said Seller Parts have been designed and manufactured by the Seller.

1.4.2	The Buyer may manufacture or have manufactured for its own use without paying any license fee to the Seller, or may purchase from other sources, parts equivalent to Seller Parts :

1.4.2.1	after expiration of the Term if at such time the Seller Parts are out of stock,

1.4.2.2
at any time, to the extent Seller Parts are needed to effect aircraft on ground (“AOG”) repairs upon any Aircraft delivered under the Agreement and are not available from the Seller within a lead time shorter than or equal to the time in which the Buyer can procure such Seller Parts, and provided the Buyer shall not sell such Seller Parts,

1.4.2.3	in the event that the Seller fails to fulfil its obligations with respect to any Seller Parts pursuant to Clause 1.2 within a reasonable time after written notice thereof from the Buyer,

1.4.2.4	in those instances where a Seller Part is identified as "Local Manufacture" in the Illustrated Parts Catalog (IPC).

1.4.3
The rights granted to the Buyer in Clause 1.4.2 shall not in any way be construed as a license, nor shall they in any way obligate the Buyer to the payment of any license fee or royalty, nor shall they in any way be construed to affect the rights of third parties.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit H - 3/20

EXHIBIT  "H"

2	INITIAL PROVISIONING

2.1	Initial Provisioning Period

The Initial Provisioning Period is defined *** subject to firm order under the Agreement.

2.2	Pre-Provisioning Meeting

2.2.1
The Seller shall organize a pre-provisioning meeting (“Pre-Provisioning Meeting”) at its Materiel Support Centre for the purpose of formulating an acceptable schedule and working procedure to accomplish the initial provisioning of Materiel.

2.2.2	The date of the meeting shall be *** for the Initial Provisioning Conference referred to in Clause 2.4 below.

2.3	Initial Provisioning Training

Upon the request of the Buyer, the Seller can provide Initial Provisioning training for the Buyer's provisioning and purchasing personnel. The following areas shall be covered:

(i)	The Seller during the Pre-Provisioning Meeting shall familiarize the Buyer with the provisioning documents.

(ii)	The technical function as well as the necessary technical and commercial Initial Provisioning Data shall be explained during the Initial Provisioning Conference.

(iii)	A familiarization with the Seller's purchase order administration system shall be conducted during the Initial Provisioning Conference.

2.4	Initial Provisioning Conference

The Seller shall organize an Initial Provisioning conference (“Initial Provisioning Conference”) at the Materiel Support Centre, including participation of major Suppliers as agreed upon during the Pre-Provisioning Meeting.

Such conference shall not take place earlier than *** after Manufacturer Serial Number allocation, Buyer Furnished Equipment selection or Customer Definition Freeze, whichever is the latest.

2.5	Seller-Supplied Data

The Seller shall prepare and supply to the Buyer the following data.

2.5.1	Initial Provisioning Data

Initial Provisioning data elements generally in accordance with SPEC 2000, Chapter 1, ("Initial Provisioning Data") shall be supplied by the Seller to the Buyer in a form, format and a time-scale to be mutually agreed upon during the Pre-Provisioning Meeting.

2.5.1.1	Revision service shall be provided ***, up to the end of the Initial Provisioning period.

2.5.1.2
In any event, the Seller shall ensure that Initial Provisioning Data is released to the Buyer in due time to give the Buyer sufficient time to perform any necessary evaluation and allow the on-time delivery of any ordered Materiel.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit H - 4/20

EXHIBIT  "H"

2.5.2	Supplementary Data

The Seller shall provide the Buyer with supplementary data to the Initial Provisioning Data, including Local Manufacture Tables (X-File) and Ground Support Equipment and Specific (To-Type) Tools (W-File) in accordance with SPEC 2000, Chapter 1.

2.5.3	Data for Standard Hardware

The Initial Provisioning Data provided to the Buyer shall include data for hardware and standard materiel.

2.6	Supplier-Supplied Data

2.6.1	General

The Seller shall obtain from Suppliers agreements to prepare and issue for their own products as per Clause 1.2 (ii) repair/overhaul Initial Provisioning Data in the English language, for those components for which the Buyer has elected to receive data.

Said data (initial issue and revisions) shall be transmitted to the Buyer through the Suppliers and/or the Seller. The Seller shall not be responsible for the substance of such data.

In any event, the Seller shall exert its reasonable efforts to supply such Data to the Buyer in due time to give the Buyer sufficient time to perform any necessary evaluation and allow on-time deliveries.

2.6.2	Initial Provisioning Data

Initial Provisioning Data elements for Supplier Parts as per sub-Clause 1.2 (ii) generally in accordance with SPEC 2000, Chapter 1, shall be furnished as mutually agreed upon during a Pre-Provisioning Meeting with revision service assured up to the end of the Initial Provisioning period.

2.7	Initial Provisioning Data Compliance

2.7.1
Initial Provisioning Data generated by the Seller and supplied to the Buyer shall comply with the latest configuration of the Aircraft to which such data relate as known *** before the date of issue. Said data shall enable the Buyer to order Materiel conforming to its Aircraft as required for maintenance and overhaul.

This provision shall not cover:

-	Buyer modifications not known to the Seller,
-	modifications not agreed to by the Seller.

2.8	Commercial Offer

2.8.1
At the end of the Initial Provisioning Conference, the Seller shall, at the Buyer's request, submit a commercial offer for all Materiel as defined in Clauses 1.2 (i) thru 1.2 (iv) mutually agreed as being Initial Provisioning based on the Seller's sales prices valid at the time of finalization of the Initial Provisioning Conference. This commercial offer shall be valid for a period to be mutually agreed upon, irrespective of any price changes for Seller Parts during this period, except for significant error and/or price alterations due to part number changes and/or Supplier price changes.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit H - 5/20

EXHIBIT "H"

2.8.2
During the Initial Provisioning Period the Seller shall supply Materiel, as defined in Clause 1.2 and ordered from the Seller, which shall be in conformity with the configuration standard of the concerned Aircraft and with the Initial Provisioning Data transmitted by the Seller.

2.8.3	The Seller shall in addition use its reasonable efforts to cause Suppliers to provide a similar service for their items.

2.9	Delivery of Initial Provisioning Materiel

2.9.1
In order to support the operation of the Aircraft, the Seller shall use its reasonable efforts to deliver Materiel ordered during the Initial Provisioning Period against the Buyer's orders and according to a mutually agreed schedule. Provided the Buyer's orders have been placed *** before delivery of the corresponding Aircraft, *** of the ordered quantity of each item, including line station items, shall be delivered ***. If said *** cannot be accomplished, the Seller shall endeavor to have such items available at its facilities for Seller Parts as per sub-Clause 1.2 (i) or at its Suppliers' facilities for parts as per sub-Clauses 1.2 (ii) thru 1.2 (iv) for immediate supply in case of an AOG.

2.9.2	The above agreed delivery schedule applies only to that portion of the quantity ordered that is recommended for the number of Aircraft operated during *** Aircraft delivery.

2.9.3
The Buyer may, subject to the Seller's agreement, cancel or modify Initial Provisioning orders placed with the Seller, with no cancellation charge, not later than the quoted lead-time before scheduled delivery of said Materiel.

2.9.4
In the event of the Buyer canceling or modifying (without any liability of the Seller for the cancellation or modification) any orders for Materiel outside the time limits defined in Clause 2.9.3, the Buyer shall reimburse the Seller for any costs incurred in connection therewith.

2.9.5	All transportation costs for the return of Materiel under this Clause 2, including any insurance, customs and duties applicable or other related expenditures, shall be borne by the Buyer.

2.10	Initial Provisioning Data for ***

2.10.1	All Aircraft for which the Buyer ***

2.10.2	***

2.10.3
The data concerning Materiel shall at the time of each Aircraft delivery at least cover such Aircraft's technical configuration as it existed *** to Aircraft delivery and shall be updated to reflect the final status of the concerned Aircraft once manufactured. Such update shall be included in the data revisions issued *** of such Aircraft.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit H - 6/20

EXHIBIT "H"

3	REPLENISHMENT AND DELIVERY

3.1	General

Buyer's purchase orders are administered in accordance with SPEC 2000, Chapter 3.

For the purpose of clarification it is expressly stated that the provisions of Clause 3.2 do not apply to Initial Provisioning Data and Materiel as described in Clause 2.

3.2	Lead times

In general, lead times are in accordance with the provisions of the "World Airlines and Suppliers' Guide" (Latest Edition).

3.2.1	Seller Parts as per sub-Clause 1.2 (i) listed in the Seller's Spare Parts Price List can be dispatched within the lead times defined in the Spare Parts Price List.

Lead times for Seller Parts, which are not published in the Seller's Spare Parts Price List, are quoted upon request.

3.2.2	Materiel of sub-Clauses 1.2 (ii) thru 1.2 (iv) can be dispatched within the Supplier's lead-time augmented by the Seller's own order and delivery processing time.

3.2.3	Expedite Service

The Seller shall provide a twenty-four (24) hours-a-day, seven (7) days-a-week expedite service to provide for the supply of the relevant Seller Parts available in the Seller's stock, workshops and assembly line including long lead time spare parts, to the international airport nearest to the location of such part ("Expedite Service").

3.2.3.1	The Expedite Service is operated in accordance with the "World Airlines and Suppliers’ Guide", and the Seller shall notify the Buyer of the action taken to satisfy the expedite within:

-	four (4) hours after receipt of an AOG Order,

-	twenty-four (24) hours after receipt of a Critical Order (imminent AOG or work stoppage),

-	*** after receipt of an Expedite Order from the Buyer.

3.2.3.2
The Seller shall deliver Seller Parts requested on an Expedite basis against normal orders placed by the Buyer, or upon telephone or telex requests by the Buyer's representatives. Such telephone or telex requests shall be confirmed by subsequent Buyer's orders for such Seller Parts within a reasonable time.

3.3	Delivery Status

The Seller shall report to the Buyer the status of supplies against orders on a monthly basis.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit H - 7/20

EXHIBIT "H"

3.4	Excusable Delay

Clause 10.1 of the Agreement shall apply to the Materiel support.

3.5	Shortages, Overshipments, Non-Conformity in Orders

3.5.1	The Buyer shall *** pursuant to a purchase order advise the Seller:

a)	of any alleged shortages or overshipments with respect to such order,

b)	of all non-conformities to specification of parts in such order subjected to inspections by the Buyer.

In the event of the Buyer not having advised the Seller of any such alleged shortages, overshipments or non-conformity within the above defined period, the Buyer shall be deemed to have accepted the deliveries.

3.5.2
In the event of the Buyer reporting overshipments or non-conformity to the specifications within the period defined in Clause 3.5.1 the Seller shall, if the Seller accepts such overshipment or non-conformity, either replace the concerned Materiel or credit the Buyer for the returned Materiel. ***

***

3.6	Packaging

All Materiel shall be packaged in accordance with ATA 300 Specification, Category III for consumable/expendable materiel and Category II for rotables. Category I containers shall be used if requested by the Buyer and the difference between Category I and Category II packaging costs shall be paid by the Buyer together with payment for the respective Materiel.

3.7	Cessation of Deliveries

The Seller reserves the right to stop or otherwise suspend deliveries if the Buyer fails to meet its obligations defined in Clauses 4.2 thru 4.4.

4	COMMERCIAL CONDITIONS

4.1.	Price

4.1.1	The Materiel prices shall be :

-	Free Carrier (FCA) the Materiel Support Centre for deliveries from the Materiel Support Centre.

-
Free Carrier (FCA) place specified by the Seller for deliveries from other Seller or Supplier facilities as the term Free Carrier (FCA) is defined by the publication N° 560 of the International Chamber of Commerce published in January 2000.

4.1.2	Prices shall be the Seller's sales prices in effect on the date of receipt of the order (subject to reasonable quantities and delivery time) and shall be expressed in US-Dollars.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit H - 8/20

EXHIBIT "H"

4.1.3
Prices of Seller Parts shall be in accordance with the current Seller's Spare Parts Price List. Prices shall be firm for each calendar year. The Seller, however, reserves the right to revise the prices of said parts during the course of the calendar year in the following cases:

-	significant revision in manufacturing costs,

-	significant revision in manufacturer's purchase price of parts or materiels (including significant variation of exchange rates),

-	significant error in estimation or expression of any price.

4.1.4
Prices of Materiel as defined in sub-Clauses 1.2 (ii) thru 1.2 (iv) shall be the valid list prices of the Supplier augmented by the Seller's handling charge. The percentage of the handling charge shall vary with the Materiel's value and shall be determined item by item.

4.1.5
The Seller warrants that, should the Buyer purchase all or part of the recommended Initial Provisioning package of the Materiel as defined in sub-Clauses 1.2 (ii) thru 1.2 (iv) through the Seller, the average handling charge on the total package shall not exceed ***

4.2	Payment Procedures and Conditions

4.2.1
Payment shall be made in immediately available funds in the quoted currency. In case of payment in any other free convertible currency, the exchange rate valid on the day of actual money transfer shall be applied for conversion.

4.2.2	Payment shall be made by the Buyer to the Seller within ***

4.2.3	The Buyer shall make all payments hereunder to the Seller's account with:

***

or as otherwise directed by the Seller.

4.2.4
All payments due to the Seller hereunder shall be made in full without set-off, counterclaim, deduction or withholding of any kind. Consequently, the Buyer shall procure that the sums received by the Seller under this Exhibit "H" shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall equal the amounts which would have been received in the absence of such deduction or withholding.

4.2.5
If any payment due to the Seller is not received in accordance with the timescale provided in Clause 4.2.2, without prejudice to the Seller's other rights under this Exhibit "H", the Seller shall be entitled to interest for late payment calculated on the amount due ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit H - 9/20

EXHIBIT "H"

4.3	Credit Assurance

The Seller and the Buyer agree that the Seller has the right to request and the Buyer shall upon such request provide the Seller with sufficient financial means in due time in order to assure the Seller of full payment of the Buyers' current and/or expected payment obligations.

4.3.1	The Seller's right to request credit assurance from the Buyer shall be limited to the following cases:

4.3.1.1	The Seller has received purchase orders from the Buyer for Initial Provisioning Materiel.

4.3.1.2	The Seller has received purchase and/or service orders ***with the Seller.

4.3.1.3	The Buyer is indebted to the Seller for overdue invoices.

4.3.2	The Seller shall accept the following financial means as credit assurance:

4.3.2.1
Irrevocable and confirmed letter of credit, raised by banks of international standing and reputation. The conditions of such letter of credit shall be pertinent to Aircraft support activities and shall be set forth by the Seller.

4.3.2.2	Bank guarantee raised by banks of international standing and reputation. The conditions of such bank guarantee shall be mutually agreed upon prior to acceptance by the Seller.

4.3.2.3	Stand-by letter of credit raised by banks of international standing and reputation. The conditions of such letter of credit shall be mutually agreed upon prior to acceptance by the Seller.

4.4	Title

Title to any Materiel purchased under this Exhibit "H" remains with the Seller until full payment of the invoices and any interest thereon has been received by the Seller.

The Buyer shall undertake that Materiel, title to which has not passed to the Buyer, shall be kept free from any debenture or mortgage or any similar charge or claim in favor of any third party.

4.5	Buy-Back

4.5.1	Buy-Back of Obsolete Materiel

The Seller agrees to buy back unused Seller Parts which may become obsolete before delivery of the first Aircraft to the Buyer as a result of mandatory modifications required by the Buyer's or the Seller's Aviation Authorities, subject to the following:

4.5.1.1	The Seller Parts involved shall be those, which the Buyer is directed by the Seller to scrap or dispose of and which cannot be reworked or repaired to satisfy the revised standard.

4.5.1.2
The Seller shall credit to the Buyer the purchase price paid by the Buyer for any such obsolete parts, provided that the Seller's liability in this respect does not extend to quantities in excess of the Seller's Initial Provisioning recommendation.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit H - 10/20

EXHIBIT "H"

4.5.1.3	The Seller shall use its reasonable efforts to obtain for the Buyer the same protection from Suppliers.

4.5.2	Buy-Back of Surplus Materiel

4.5.2.1
The Seller agrees that at any time  ***to the Buyer, the Buyer shall have the right to return to the Seller, *** of the original purchase price paid by the Buyer, unused and undamaged Materiel as per sub-Clause 1.2 (i) and at a ***of the original Supplier list price, unused and undamaged Materiel as per sub-Clause 1.2 (ii) originally purchased from the Seller under the terms hereof, provided that the selected protection level does not *** with a *** and said Materiel was recommended for the Buyer's purchase in the Seller's Initial Provisioning recommendations to the Buyer and does not exceed the provisioning quantities recommended by the Seller, and is not shelflife limited, or does not contain any shelflife limited components with less than *** shelflife remaining when returned to the Seller and provided that the Materiel is returned with the Seller's original documentation (tag, certificates).

4.5.2.2
In the event of the Buyer electing to procure Materiel in excess of the Seller's recommendation, the Buyer shall notify the Seller thereof in writing, with due reference to the present Clause. The Seller's agreement in writing is necessary before any Materiel in excess of the Seller's recommendation shall be considered for buy-back.

4.5.2.3
It is expressly understood and agreed that the rights granted to the Buyer under this Clause 4.5.2 shall not apply to Materiel which may become surplus to requirements due to obsolescence at any time or for any reason other than those set forth in Clause 4.5.1 above.

4.5.2.4
Further, it is expressly understood and agreed that all credits described in this Clause 4.5.2 shall be provided by the Seller to the Buyer exclusively by means of credit notes to be entered into the Buyer's spares account with the Seller.

4.5.3
All transportation costs for the return of obsolete or surplus Materiel under this Clause 4, including any insurance and customs duties applicable or other related expenditures, shall be borne by the Buyer.

4.5.4
The Seller's obligation to buy back surplus Materiel is conditioned upon the Buyer reasonably demonstrating that items proposed for buy-back were in excess of the Buyer's requirements after the initial purchase of such items.

4.5.4.1
The Seller shall accept as a reasonable demonstration of such excess initial purchase by the Buyer if the data submitted to the Seller in compliance with the provisions of Clause 4.6 indicate that the items proposed for buy-back are surplus to the Buyer's requirements.

4.6	Inventory Usage Data

The Buyer undertakes to provide periodically to the Seller a quantitative list of the parts used for maintenance and overhaul of the Aircraft. The range and contents of this list shall be established according to SPEC 2000, Chapter 5, or as mutually agreed between the Seller and the Buyer.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit H - 11/20

EXHIBIT "H"

5.	WARRANTIES

5.1	Seller Parts

Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts in sub-Clause 1.2 (i) shall at delivery to the Buyer:

(i)	be free from defects in material,

(ii)	be free from defects in workmanship, including without limitation processes of manufacture,

(iii)	be free from defects arising from failure to conform to the applicable specification for such part.

5.2	Warranty Period

5.2.1	The standard warranty period for new Seller Parts is *** after delivery of such parts to the Buyer.

5.2.2	The *** warranty period for used Seller Parts delivered by and/or repaired, modified, overhauled or exchanged by the Seller is *** after delivery of such parts to the Buyer.

5.3	Buyer's Remedy and Seller's Obligation

The Buyer's remedy and Seller's obligation and liability under this Clause 5 are limited to the repair, replacement or correction, at the Seller's expense and option, of any Seller Part which is defective.

The Seller may equally at its option furnish a credit to the Buyer for the future purchase of Seller Parts equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Seller Parts.

The provisions of Clauses 12.1.5 thru 12.1.10 of the Agreement shall apply to this Clause 5 of this Exhibit "H".

5.4	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 5 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER AND/OR ITS SUPPLIERS EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY MATERIEL DELIVERED UNDER THIS AGREEMENT INCLUDING BUT NOT LIMITED TO:

(A)	ANY WARRANTY AGAINST HIDDEN DEFECTS;

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit H - 12/20

EXHIBIT "H"

(B)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(C)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER’S AND/OR ITS SUPPLIERS’ NEGLIGENCE, ACTUAL OR IMPUTED; AND

(E)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF OR MATERIEL DELIVERED HEREUNDER.

THE SELLER AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY  MATERIEL DELIVERED UNDER THIS AGREEMENT.

FOR THE PURPOSES OF THIS CLAUSE 5.4, “THE SELLER” SHALL INCLUDE THE SELLER AND ITS AFFILIATES.

6	SELLER PARTS LEASING

6.1	General

The terms and conditions of this Clause 6 shall apply for the leasing of Seller Parts listed in Appendix A to this Clause 6, hereinafter "Leased Parts" or a "Leased Part", and shall form a part of each lease of Seller Parts by the Buyer from the Seller.

6.1.1
The terms and conditions of this Clause 6 shall prevail over all other terms and conditions appearing on any order form or other document pertaining to Leased Parts. The Seller’s current proprietary parts Repair Guide shall be provided to the Buyer and shall be used, along with this Agreement, as the basis for Seller Parts lease transactions between the Buyer and the Seller. In case of discrepancy, this Agreement shall prevail.

6.1.2	For the purposes of this Clause 6, the term "Lessor" refers to the Seller and the term "Lessee" refers to the Buyer.

6.1.3	Parts not included in Appendix A to this Clause 6 shall be the subject of a separate lease agreement supplied by the Seller at the Buyer's request.

6.2	Leasing Procedure

Upon the Lessee's request by telephone (to be confirmed promptly in writing), telefax, cable, SITA, letter or other written instrument, the Lessor shall lease such Leased Parts, which shall be made available in accordance with Clause 3.2.3 for the purpose of being substituted for a part removed from an Aircraft for repair or overhaul. Each lease of Leased Parts shall be evidenced by a lease document (hereinafter "Lease") issued by the Lessor to the Lessee not later than seven (7) days after delivery of the Leased Part.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit H - 13/20

EXHIBIT "H"

6.3	Lease Period

6.3.1
The total term of the Lease (hereinafter "Lease Period") shall be counted from inclusively the day the Leased Part is delivered Free Carrier (FCA) up to inclusively the day of receipt of the Leased Part back at the Lessor or at any other address indicated by the Lessor.

6.3.2
If a Leased Part is not returned by the Lessee *** the Lease shall be converted into a sale. Should the Lessee not return the Leased Part to the *** and if the Lessor so elects, by giving prompt written notice to the Lessee, such non return shall be deemed to be an election by the Lessee to purchase the Leased Part and, upon the happening of such event, the Lessee shall pay the Lessor all amounts due under Clauses 6.4 and 6.8 for the Leased Part for the Lease Period of *** plus the current sales price of the Leased Part at the moment of the conversion of the Lease.

6.3.3
Notwithstanding the foregoing, the Lease Period shall end in the event of, and upon the date that, the Lessee acquiring title to a Leased Part as a result of exercise of the Lessee's option to purchase the Leased Part, as provided for herein.

6.3.4	The chargeable period to lease a part is a ***. If the shipment of the Leased Part has been arranged and the Lessee cancels the lease order, the *** shall apply.

6.4	Lease Charges and Taxes

The Lessee shall pay the Lessor:

(i)	a Lease fee per day of the Lease Period amounting to *** of the part’s sales price as set forth in the Seller's Spare Parts Price List in effect on the date of the commencement of the Lease Period;

(ii)
any reasonable additional costs which may be incurred by the Lessor as a direct result of such Lease, such as recertification, inspection, test, repair, overhaul, removal of paint and/or repackaging costs as required to place the Leased Part in a satisfactory condition for lease to a subsequent customer;

(iii)	all transportation and insurance charges; and

(iv)
any taxes, charges or custom duties imposed upon the Lessor or its property as a result of the Lease, sale, delivery, storage or transfer of any Leased Part. All payments due hereunder shall be made in accordance with Clause 4.

6.5	Risk of Loss, Maintenance, Storing and Repair of the Leased Part

(i)
The Lessee shall be liable for maintaining and storing the Leased Part in accordance with all applicable rules of the relevant aviation authorities and the technical documentation and other instructions issued by the Lessor.

(ii)	Except for normal wear and tear, each Leased Part shall be returned to the Lessor in the same condition as when delivered to the Lessee.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit H - 14/20

EXHIBIT "H"

(iii)
The Leased Part shall be repaired solely at repair stations approved by the Lessor. If during the Lease Period any inspection, maintenance, rework and/or repair is carried out to maintain the Leased Part serviceable, in accordance with the standards of the Lessor, the Lessee shall provide details and documentation about the scope of the work performed, including respective inspection, work and test reports.

(iv)	All documentation shall include, but not be limited to, evidence of incidents such as hard landings, abnormalities of operation and corrective action taken by the Lessee as a result of such incidents.

(v)	The Leased Part must not be lent to a third party.

(vi)
Risk of loss or damage to each Leased Part shall remain with the Lessee until such Leased Part is redelivered to the Lessor at the return location specified in the applicable Lease. If a Leased Part is lost, damaged beyond economical repair or damaged unrepairable, the Lessee shall be deemed to have exercised its option to purchase said Leased Part in accordance with Clause 6.8 as of the date of such loss or damage.

6.6	Title

Title to each Leased Part shall remain with the Lessor at all times unless the Lessee exercises its option to purchase in accordance with Clause 6.8, in which case title shall pass to the Lessee upon receipt by the Lessor of the payment for the purchased Leased Part.

6.7	Return of Leased Part

6.7.1	The Lessee shall return the Leased Part at the end of the Lease Period to the address indicated herebelow:

AIRBUS
Materiel Support Centre
Weg beim Jaeger 150
22335 Hamburg
Germany

or any other address indicated by the Lessor.

6.7.2	The return shipping document shall indicate the reference of the Lease document and the removal data, such as:

(i)	aircraft manufacturer serial number
(ii)	removal date
(iii)	total flight hours and flight cycles for the period the Leased Part was installed on the aircraft
(iv)	documentation in accordance with Clause 6.5.

If the Lessee cannot provide the above mentioned data and documentation for the Leased Part to be returned from Lease, lease charges of *** of the Lessor’s current sales price for a new part plus *** of the accumulated Lease fees shall be invoiced. According to the Lessor’s quality standards, parts are not serviceable without the maintenance history data outlined above and have to be scrapped on site.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit H - 15/20

EXHIBIT "H"

6.7.3	The unserviceable or serviceable tag issued by the Lessee and the original Lessor certification documents must be attached to the Leased Part.

6.7.4
Except for normal wear and tear, each Leased Part shall be returned to the Lessor in the same condition as when delivered to the Lessee. The Leased Part shall be returned with the same painting as when delivered (Airbus grey or primary paint). If the Lessee is not in a position to return the Leased Part in the same serviceable condition, the Lessee has to contact the Lessor for instructions.

6.7.5	The Leased Part is to be returned in the same shipping container as that delivered by the Lessor. The container must be in a serviceable condition, normal wear and tear excepted.

6.7.6	The return of an equivalent part different from the Leased Part delivered by the Lessor is not allowed without previous written agreement of the Lessor.

6.8	Option to Purchase

6.8.1
The Lessee may at its option, exercisable by written notice given to the Lessor during the Lease Period, elect to purchase the Leased Part, in which case the then current sales price for such Leased Part as set forth in the Seller's Spare Parts Price List shall be paid by the Lessee to the Lessor. Should the Lessee exercise such option, fifty percent (50%) of the Lease rental charges due pursuant to sub-Clause 6.4 (i) shall be credited to the Lessee against said purchase price of the Leased Part.

6.8.2
In the event of purchase, the Leased Part shall be warranted in accordance with Clause 5 as though such Leased Part were a Seller Part, but the warranty period shall be deemed to have commenced on the ***A warranty granted under this Clause 6.8.2 shall be in substitution for the warranty granted under Clause 6.9 at the commencement of the Lease Period.

6.9	Warranties

6.9.1	The Lessor warrants that each Leased Part shall at the time of delivery be free from defects in material and workmanship which could materially impair the utility of the Leased Part.

6.9.2	Warranty and Notice Periods

The Lessee's remedy and the Lessor's obligation and liability under this Clause 6.9, with respect to each defect, are conditioned upon:

(i)	the defect having become apparent to the Lessee within the Lease Period and

(ii)	the return by the Lessee *** to the return location specified in the applicable Lease, or such other place as may be mutually agreed upon, of the Leased Part claimed to be defective and

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit H - 16/20

EXHIBIT "H"

(iii)
the Lessor's warranty administrator having received written notice of the defect from the Lessee *** to the Lessee, with reasonable proof that the claimed defect is due to a matter embraced within the Lessor's warranty under this Clause 6.9 and that such defect did not result from any act or omission of the Lessee, including but not limited to any failure to operate or maintain the Leased Part claimed to be defective or the Aircraft in which it was installed in accordance with applicable governmental regulations and the Lessor's applicable written instructions.

6.9.3	Remedies

The Lessee's remedy and the Lessor's obligation and liability under this Clause 6.9 with respect to each defect are limited to the repair of such defect in the Leased Part in which the defect appears, or, as mutually agreed, to the replacement of such Leased Part with a similar part free from defect.

Any replacement part furnished under this Clause 6.9.3 shall be deemed to be the Leased Part so replaced.

6.9.4	Suspension and Transportation Costs

6.9.4.1
If a Leased Part is found to be defective and covered by this warranty, the Lease Period and the Lessee's obligation to pay rental charges as provided for in sub-Clause 6.4 (i) shall be suspended from the date on which the Lessee notifies the Lessor of such defect until the date upon which the Lessor has repaired, corrected or replaced the defective Leased Part, provided, however, that the Lessee has, promptly after giving such notice to the Lessor, withdrawn such defective Leased Part from use. If the defective Leased Part is replaced, such replaced part shall be deemed to no longer be a Leased Part under the Lease as of the date upon which such part was received by the Lessor at the return location specified in the applicable Lease.

If a Leased Part is found to be defective upon first use by the Lessee and is covered by this warranty, no rental charges as provided in sub-Clause 6.4 (i) shall accrue and be payable by the Lessee until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part.

6.9.4.2	All transportation and insurance costs of returning the defective Leased Part and returning the repaired, corrected or replacement part to the Lessee shall be ***

6.9.5	Wear and Tear

Normal wear and tear and the need for regular maintenance and overhaul shall not constitute a defect or non-conformance under this Clause 6.9.

6.9.6	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LESSOR AND/OR ITS SUPPLIERS AND REMEDIES OF THE LESSEE SET FORTH IN THIS CLAUSE 6 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LESSOR AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER AND/OR ITS SUPPLIERS EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY LEASED PART DELIVERED UNDER THESE LEASING CONDITIONS INCLUDING BUT NOT LIMITED TO:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit H - 17/20

EXHIBIT "H"

(A)	ANY WARRANTY AGAINST HIDDEN DEFECTS;

(B)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(C)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE LESSOR’S OR ITS SUPPLIERS’ NEGLIGENCE, ACTUAL OR IMPUTED; AND

(E)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF OR ANY LEASED PART DELIVERED HEREUNDER.

THE LESSOR AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY LEASED PART DELIVERED UNDER THESE LEASING CONDITIONS.

FOR THE PURPOSES OF THIS CLAUSE 6.9.6, “THE SELLER” SHALL INCLUDE THE SELLER, AND ITS AFFILIATES.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit H - 18/20

EXHIBIT "H"

APPENDIX "A" TO CLAUSE 6 OF EXHIBIT “H”

SELLER PARTS AVAILABLE FOR LEASING

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit H - 19/20

EXHIBIT "H"

7	TERMINATION OF SPARES PROCUREMENT COMMITMENTS

7.1
In the event of the Agreement being terminated with respect to any Aircraft due to causes provided for in Clauses 10, 11 or 20 of the Agreement, such termination may also affect the terms of this Exhibit "H" to the extent set forth in Clause 7.2 below.

7.2
Any termination under Clauses 10, 11 or 20 of the Agreement shall discharge all obligations and liabilities of the parties hereunder with respect to such undelivered spare parts, services, data or other items to be purchased hereunder which are applicable to those Aircraft for which the Agreement has been terminated. Unused spare parts in excess of the Buyer's requirements due to such Aircraft cancellation shall be repurchased by the Seller as provided for in Clause 4.5.2.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Exhibit H - 20/20

LETTER AGREEMENT No. 1

CHINA SOUTHERN AIRLINES
COMPANY LIMITED

Bai Yun Airport

Guangzhou 510405

People’s Republic of China

Subject  : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION ("the Buyer") and AIRBUS SNC ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Letter Agreement No. 1- Page 1/4

LETTER AGREEMENT No. 1

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Letter Agreement No. 1- Page 2/4

LETTER AGREEMENT No. 1

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Letter Agreement No. 1- Page 3/4

LETTER AGREEMENT No. 1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS SNC
COMPANY LIMITED

By : /s/ Yuan Xinan	By: /s/ Guy Brunon

Name: Yuan Xinan	Name: Guy Brunon

Title: Vice President	Title: VP Contracts

CHINA SOUTHERN AIRLINES (GROUP)	WHITNESSED BY:
IMPORT AND EXPORT TRADING
CORPORATION

By: /s/ Zhou Yongqian	By: /s/ Laurence Barron

Name: Zhou Yongqian	Name: Laurence Barron

Title: General Manager	Title: President Airbus China

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Letter Agreement No. 1- Page 4/4

LETTER AGREEMENT No. 2

CHINA SOUTHERN AIRLINES
COMPANY LIMITED

Bai Yun Airport

Guangzhou 510405

People’s Republic of China

Subject  : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION ("the Buyer") and AIRBUS SNC ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

***

[***The Following page omitted***]

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Letter Agreement No. 2- Page 1/2

LETTER AGREEMENT No. 2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS SNC
COMPANY LIMITED

By : /s/ Yuan Xinan	By: /s/ Guy Brunon

Name: Yuan Xinan	Name: Guy Brunon

Title: Vice President	Title: VP Contracts

CHINA SOUTHERN AIRLINES (GROUP)	WHITNESSED BY:
IMPORT AND EXPORT TRADING
CORPORATION

By: /s/ Zhou Yongqian	By: /s/ Laurence Barron

Name: Zhou Yongqian	Name: Laurence Barron

Title: General Manager	Title: President Airbus China

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – Amdt.5 – 05/07
AI/CC-C No.337.0052/07	Letter Agreement No. 2- Page 2/2

LETTER AGREEMENT No. 3

CHINA SOUTHERN AIRLINES
COMPANY LIMITED

Bai Yun Airport

Guangzhou 510405

People’s Republic of China

Subject : A319 Performance Guarantees CFM

CHINA SOUTHERN AIRLINES COMPANY LIMITED and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPOATION ("the Buyer") and AIRBUS SNC ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – 01/04
CC-C 3370036/02
LA 3 A319 CFM Page 1/5

LETTER AGREEMENT No. 3

1.                   AIRCRAFT CONFIGURATION

The guarantees defined below ("the Guarantees") are applicable to the A319-100 Aircraft as described in the Standard Specification *** as amended by the Specification Change Notices (“SCN”) for:

(i)	fitting of CFM International CFM56-5B5/P engines
(ii)	increase of design weights to:
	Maximum Take-off Weight (MTOW)	***
	Maximum Landing Weight (MLW)	***
	Maximum Zero Fuel Weight (MZFW)	***

without taking into account any further changes thereto as provided in the Agreement (“the Specification”).

2.	GUARANTEED PERFORMANCE

2.1	Speed

Level flight speed at an Aircraft gross weight of *** at a pressure altitude of *** in ISA conditions using a thrust not exceeding maximum cruise thrust shall be not less than the guaranteed Mach number value of : ***.

2.2	Specific Range

The average nautical miles per kilogram of fuel at the weights and altitudes  defined below in ISA conditions at a true Mach number of ***
Weight	Pressure Altitude
***	***
***	***
***	***
***	***
***	***
shall be not less than a guaranteed value of : ***.

2.3	Take-off

JAR take-off field length at an Aircraft gross weight of *** at the start of ground run at sea level pressure altitude in ISA+15°C conditions shall be not more than a guaranteed value of : ***.

2.4	Second Segment Climb

The Aircraft shall meet JAR regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.3

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – 01/04
CC-C 3370036/02
LA 3 A319 CFM Page 2/5

LETTER AGREEMENT No. 3

2.5                    Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of *** at sea level pressure altitude shall be not more than a guaranteed value of : ***.

2.6	En-route One Engine Inoperative

The Aircraft shall meet JAR regulations minimum en-route climb one engine inoperative and the other operating at the maximum continuous thrust with anti-icing off at an Aircraft gross weight of *** in the cruise configuration in ISA conditions at a guaranteed geometric altitude of not less than : ***.

3.	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weight Empty of ***

This is the Manufacturer's Weight Empty as defined in Section 13-10.00.00 of the Specification amended by the SCN’s as defined in paragraph 1 above and is subject to adjustment as defined in paragraph 6.

4.                     GUARANTEE CONDITIONS

4.1.	The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Specification.

4.2.
For the determination of JAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1.	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3.
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in paragraph 5.3 may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

Cruise performance at *** and above is based on a centre of gravity position of ***.

4.4.
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

4.5.	Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – 01/04
CC-C 3370036/02
LA 3 A319 CFM Page 3/5

LETTER AGREEMENT No. 3

5.	GUARANTEE COMPLIANCE

5.1.
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2.	Compliance with the take-off, second segment, en-route one engine inoperative and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

5.3.
Compliance with those parts of the guarantees defined in paragraph 2 not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A319-100 aircraft of the same aerodynamic configuration as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the Aircraft..

5.4.	Compliance with the Manufacturer's Weight Empty guarantee defined in paragraph 3 shall be demonstrated with reference to a weight compliance report.
5.5.
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6.	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7.	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's A319-100 Aircraft

6.	ADJUSTMENT OF GUARANTEES

6.1.
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2.	The Guarantees apply to the Aircraft as described in paragraph 1 and may be adjusted in the event of :
a)	Any further configuration change which is the subject of a SCN
b)	Variation in actual weights of items defined in Section 13-10 of the Specification

7.	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and expire upon delivery of the Aircraft to the Buyer and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

8.                       ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – 01/04
CC-C 3370036/02
LA 3 A319 CFM Page 4/5

LETTER AGREEMENT No. 3

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES COMPANY LIMITED	AIRBUS SNC

By : /s/ Yuan Xinan	By: /s/ Guy Brunon

Name: Yuan Xinan	Name: Guy Brunon

Title: Vice President	Title: VP Contracts

CHINA SOUTHERN AIRLINES (GROUP)	WHITNESSED BY:
IMPORT AND EXPORT TRADING
CORPORATION

By: /s/ Zhou Yongqian	By: /s/ Laurence Barron

Name: Zhou Yongqian	Name: Laurence Barron

Title: General Manager	Title: President Airbus China

Date: April 9, 2004

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 3

CHINA SOUTHERN AIRLINES
COMPANY LIMITED

Bai Yun Airport

Guangzhou 510405

People’s Republic of China

Subject : A320 Performance Guarantees CFM

CHINA SOUTHERN AIRLINES COMPANY LIMITED and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION ("the Buyer") and AIRBUS SNC ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 3

1.                  AIRCRAFT CONFIGURATION

The guarantees defined below ("the Guarantees") are applicable to the A320-200 Aircraft as described in the Standard Specification *** with design weights of:
Maximum Take-off Weight (MTOW)	***
Maximum Landing Weight (MLW)	***
Maximum Zero Fuel Weight (MZFW)	***

and as amended by the Specification Change Notices (“SCN”) for:

(i)       fitting of CFM International CFM56-5B4/P (SAC) engines

without taking into account any further changes thereto as provided in the Agreement (“the Specification”).

2.	GUARANTEED PERFORMANCE

2.1	Speed

Level flight speed at an Aircraft gross weight of *** at a pressure altitude of *** in ISA conditions using a thrust not exceeding maximum cruise thrust shall be not less than the guaranteed Mach number value of : ***.

2.2	Specific Range

The average nautical miles per kilogram of fuel at the weights and altitudes  defined below in ISA conditions at a true Mach number of ***
Weight	Pressure Altitude
***	***
***	***
***	***
***	***
***	***
shall be not less than a guaranteed value of : ***.

2.3	Take-off

JAR take-off field length at an Aircraft gross weight of *** at the start of ground run at sea level pressure altitude in ISA+15°C conditions shall be not more than a guaranteed value of : ***.

2.4	Second Segment Climb

The Aircraft shall meet JAR regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.3

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 3

2.5	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of *** at sea level pressure altitude shall be not more than a guaranteed value of : ***.

2.6	En-route One Engine Inoperative

The Aircraft shall meet JAR regulations minimum en-route climb one engine inoperative and the other operating at the maximum continuous thrust with anti-icing off at an Aircraft gross weight of *** in the cruise configuration in ISA conditions at a guaranteed geometric altitude of not less than : ***.

3.	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weight Empty of ***

This is the Manufacturer's Weight Empty as defined in Section 13-10.00.00 of the Specification amended by the SCN’s as defined in paragraph 1 above and is subject to adjustment as defined in paragraph 6.

4.                      GUARANTEE CONDITIONS

4.1.	The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Specification.

4.2.
For the determination of JAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1.	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3.
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in paragraph 5.3 may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

Cruise performance at *** and above is based on a centre of gravity position of ***

4.4.
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

4.5.	Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 3

5.	GUARANTEE COMPLIANCE

5.1.
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2.	Compliance with the take-off, second segment, en-route one engine inoperative and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

5.3.
Compliance with those parts of the guarantees defined in paragraph 2 not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A320-200 aircraft of the same aerodynamic configuration as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the Aircraft..

5.4.	Compliance with the Manufacturer's Weight Empty guarantee defined in paragraph 3 shall be demonstrated with reference to a weight compliance report.
5.5.
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6.	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7.	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's A320-200 Aircraft

6.	ADJUSTMENT OF GUARANTEES

6.1.
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2.	The Guarantees apply to the Aircraft as described in paragraph 1 and may be adjusted in the event of :
b)	Any further configuration change which is the subject of a SCN
b)	Variation in actual weights of items defined in Section 13-10 of the Specification

7.	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and expire upon delivery of the Aircraft to the Buyer and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 3

8.	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 3

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA SOUTHERN AIRLINES		AIRBUS SNC
COMPANY LIMITED

By :	/s/ Yuan Xinan	By:	/s/ Guy Brunon

Name: Yuan Xinan		Name: Guy Brunon

Title: Vice President		Title: VP Contracts

CHINA SOUTHERN AIRLINES (GROUP)		WHITNESSED BY:
IMPORT AND EXPORT TRADING
CORPORATION

By:	/s/ Zhou Yongqian	By:	/s/ Laurence Barron

Name: Zhou Yongqian		Name: Laurence Barron

Title: General Manager		Title: President Airbus China

Date: April 9, 2004

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 4

CHINA SOUTHERN AIRLINES

COMPANY LIMITED

Bai Yun Airport

Guangzhou 510405

People’s Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION ("the Buyer") and AIRBUS SNC ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 4

If requested, the Seller will support the Buyer by applying to the Export Credit Agencies of France (COFACE), Germany (HERMES) and the United Kingdom (ECGD) (the “Export Credit Agencies”) to obtaining financing through European Export Credit for the acquisition of the relevant Aircraft.

In this respect, the Seller and the Buyer will need to co-operate closely to provide all necessary information as may be requested by the Export Credit Agencies, including detailed financial information, in due course.

Subject (i) to the approval of the European authorities responsible for export credits and (ii) to the unrestricted support of the Export Credit Agencies, a Facility (as defined hereinbelow) may be granted to the Buyer.

The Export Credit Agencies, ***:

(1)   ***

(2)   ***

***

The terms and conditions under which a Facility may be granted to the Buyer as at the date hereof are described in Appendix A attached but such terms and conditions may be subject to review by the Export Credit Agencies. ***. The Seller shall assist the Buyer in any discussion with the Export Credit Agencies related to the implementation of these new rules.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 4

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA SOUTHERN AIRLINES		AIRBUS SNC
COMPANY LIMITED

By :	/s/ Yuan Xinan	By:	/s/ Guy Brunon

Name: Yuan Xinan		Name: Guy Brunon

Title: Vice President		Title: VP Contracts

CHINA SOUTHERN AIRLINES (GROUP)		WHITNESSED BY:
IMPORT AND EXPORT TRADING
CORPORATION

By:	/s/ Zhou Yongqian	By:	/s/ Laurence Barron

Name: Zhou Yongqian		Name: Laurence Barron

Title: General Manager		Title: President Airbus China

Date: April 9, 2004

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 4

APPENDIX A

1.	GENERAL TERMS AND CONDITIONS

***
  [***Following six pages omitted***]

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 5

CHINA SOUTHERN AIRLINES
COMPANY LIMITED

Bai Yun Airport

Guangzhou 510405

People’s Republic of China

SUBJECT : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION ("the Buyer") and AIRBUS SNC ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 5

China Aviation Supplies Import and Export Corporation (“CASC”) and the Seller have entered into a General Terms Agreement dated as of April 25th, 2003 (the “GTA”) by which CASC is willing to purchase thirty (30) Aircraft (the “Thirty Aircraft”) from Airbus, ***.

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 5

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA SOUTHERN AIRLINES		AIRBUS SNC
COMPANY LIMITED

By :	/s/ Yuan Xinan	By:	/s/ Guy Brunon

Name: Yuan Xinan		Name: Guy Brunon

Title: Vice President		Title: VP Contracts

Date: April 9, 2004		Date: April 9, 2004

CHINA SOUTHERN AIRLINES (GROUP)		WHITNESSED BY:
IMPORT AND EXPORT TRADING
CORPORATION

By:	/s/ Zhou Yongqian	By:	/s/ Laurence Barron

Name: Zhou Yongqian		Name: Laurence Barron

Title: General Manager		Title: President Airbus China

Date: April 9, 2004		Date: April 9, 2004

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 6

CHINA SOUTHERN AIRLINES
COMPANY LIMITED

Bai Yun Airport

Guangzhou 510405

People’s Republic of China

SUBJECT : MISCELLANEOUS

CHINA SOUTHERN AIRLINES COMPANY LIMITED and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION ("the Buyer") and AIRBUS SNC ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 6

1.	CLAUSE 5 PAYMENTS

1.1	The parties agree to add to sub-Clause 5.3.2 the following sentence:

QUOTE

***

UNQUOTE

1.2	The Buyer and the Seller acknowledge that sub-Clause 5.3.5 of this Agreement shall not be applicable.

1.3	The parties agree to delete sub-Clause 5.8.1 in its entirety and replace it with the following:

QUOTE

5.8.1	***

UNQUOTE

1.4	The parties agree to delete sub-Clause 5.9 in its entirety and replace it with the following:

QUOTE

5.9	***

UNQUOTE

2.	CLAUSE 7 CERTIFICATION

2.1	Notwithstanding the terms of sub-Clause 7.3.1 (ii) the parties agree to add the following sentence to sub-Clause 7.3.1 (ii):

QUOTE

***

UNQUOTE

2.2	The parties agree to add to sub-Clause 7.4.1 the following sentence:

QUOTE

***

UNQUOTE

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 6

3.	CLAUSE 8 BUYER'S TECHNICAL ACCEPTANCE

The parties agree to delete the second (2nd) paragraph of sub-Clause 8.4 in its entirety and replace it with the following:

QUOTE

***

UNQUOTE

4.	CLAUSE 9 DELIVERY

4.1	The parties agree to delete sub-Clause 9.3.2 in its entirety and replace it with the following:

QUOTE

9.3.2	***

9.3.3	***

UNQUOTE

4.2	The parties agree to add to sub-Clause 9.1.1 the following sentences:

QUOTE

***

UNQUOTE

5.	CLAUSE 10 EXCUSABLE DELAY

The parties agree to delete sub-Clause 10.5 in its entirety and replace it with the following:

QUOTE

10.5	***

UNQUOTE

6.	CLAUSE 11 NON EXCUSABLE DELAY

6.1	The parties agree to delete sub-Clause 11.1 in its entirety and replace it with the following:

QUOTE

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 6

11.1	Liquidated Damages

Should any of the Aircraft not be Ready for Delivery to the Buyer within *** after the last day of the Scheduled Delivery Month (as varied by virtue of Clauses 2, 7 and 10) (the "Delivery Period") and such delay is not as a result of an Excusable Delay or Total Loss (a "Non-Excusable Delay"), then the Buyer shall have the right to claim, and the Seller shall ***

The amount of such *** in respect of any A320 Aircraft.

The Buyer's right to be paid damages in respect of the Aircraft is conditional upon the Buyer submitting a claim in respect of such liquidated damages in writing to the Seller not later than *** after the last day of the Scheduled Delivery Month.

2.	UNQUOTE

6.2	The parties agree to delete sub-Clause 11.3 in its entirety and replace it with the following:

QUOTE

11.3
If as a result of Non-Excusable Delay, Delivery does not occur in the period falling *** after the Delivery Period and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, either party shall have the right exercisable by written notice to the other party, given not less than *** nor more than *** after expiration of such *** to terminate this Agreement in respect of the affected Aircraft and neither party shall have any claim against the other in respect of such nondelivery ***

***
UNQUOTE

7.	CLAUSE 12 WARRANTY

7.1	The parties agree to add to sub-Clause 12.1.6 (ii) the following sentence:

QUOTE

***

UNQUOTE

7.2	The parties agree to delete the last sentence of sub-Clause 12.1.6 (iii) and replace it by the following sentence:

QUOTE

***

UNQUOTE

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 6

7.3	The parties agree to delete the first paragraph of sub-Clause 12.1.6 (iv) in its entirety and add to sub-Clause 12.1.6 (iv) the following sentence:

QUOTE

***

UNQUOTE

7.4
In reference to sub-Clause 12.1.6 (iv), should the Seller's personnel perform work on the Buyer's Aircraft, the Buyer will provide a copy of the insurance certificate as stated in the then current Airbus General Terms and Conditions of Supply for Products and Services as published in the Customer Services Catalog, whereby the Seller request the Buyer to cover Seller's personnel in the Buyer's insurance as "ADDITIONALLY INSUREDS".

For clarification purposes, ***

7.5	The parties agree to add to sub-Clause 12.4.1 the following sentence:

QUOTE

***

UNQUOTE

8.	CLAUSE 14 TECHNICAL DATA AND SOFTWARE SERVICES

8.1	The parties agree to delete sub-Clause 14.5 in its entirety and replace it with the following:

QUOTE

Revision service shall be provided *** for a period of *** under this Agreement.

***

***

UNQUOTE

8.2	The parties agree to add to sub-Clause 14.10.2 the following:

QUOTE

The Seller will grant to the Buyer *** the AirN@v ***

UNQUOTE

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 6

9.	CLAUSE 15 SELLER REPRESENTATIVE

The Buyer and the Seller acknowledge that sub-Clause 15.3.2, 15.3.3, 15.3.4 and 15.3.6 of this Agreement shall not be applicable.

10.	CLAUSE 16 TRAINING AND TRAINING AIDS

10.1	The parties agree to delete the sub-Clause 16.4.3 in its entirety and replace it by the following:

QUOTE

***

UNQUOTE

10.2	The Buyer and the Seller acknowledge that sub-Clause 16.6.2.3 of this Agreement shall not be applicable.

10.3	The parties agree to add to sub-Clause 16.8.1 the following sentences:

QUOTE

***

UNQUOTE

10.4	The parties agree to add to Appendix A to Clause 16 the following sentence:

QUOTE

***

UNQUOTE

10.5	The parties agree to add to Appendix A to Clause 16 the following paragraph:

QUOTE

***

UNQUOTE

11.	CLAUSE 22 MISCELLANEOUS PROVISIONS

The parties agree to delete the sub-Clause 22.4.2 in its entirety and replace it by the following:

QUOTE

In the event a dispute arises out of or in connection with the transaction contemplated herein, *** then either party may submit the dispute for final decision by arbitration to the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with such rules.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 6

Arbitration shall take place in London in the English language.

UNQUOTE

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 6

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA SOUTHERN AIRLINES		AIRBUS SNC
COMPANY LIMITED

By :	/s/ Yuan Xinan	By:	/s/ Guy Brunon

Name: Yuan Xinan		Name: Guy Brunon

Title: Vice President		Title: VP Contracts

Date: April 9, 2004		Date: April 9, 2004

CHINA SOUTHERN AIRLINES (GROUP)		WHITNESSED BY:
IMPORT AND EXPORT TRADING
CORPORATION

By:	/s/ Zhou Yongqian	By:	/s/ Laurence Barron

Name: Zhou Yongqian		Name: Laurence Barron

Title: General Manager		Title: President Airbus China

Date: April 9, 2004		Date: April 9, 2004

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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SIDE LETTER No. 1

CHINA SOUTHERN AIRLINES
COMPANY LIMITED
Bai Yun Airport
Guangzhou 510405
People’s Republic of China

CHINA SOUTHERN AIRLINES COMPANY LIMITED and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION ("the Buyer") and AIRBUS SNC ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Now, with respect to the Aircraft, the Buyer and the Seller agree the following:

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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SIDE LETTER No. 1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA SOUTHERN AIRLINES		AIRBUS SNC
COMPANY LIMITED

By :	/s/ Yuan Xinan	By:	/s/ Guy Brunon

Name: Yuan Xinan		Name: Guy Brunon

Title: Vice President		Title: VP Contracts

Date: April 9, 2004		Date: April 9, 2004

CHINA SOUTHERN AIRLINES (GROUP)		WHITNESSED BY:
IMPORT AND EXPORT TRADING
CORPORATION

By:	/s/ Zhou Yongqian	By:	/s/ Laurence Barron

Name: Zhou Yongqian		Name: Laurence Barron

Title: General Manager		Title: President Airbus China

Date: April 9, 2004		Date: April 9, 2004

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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SIDE LETTER No. 2

CHINA SOUTHERN AIRLINES
COMPANY LIMITED
Bai Yun Airport
Guangzhou 510405
People’s Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION ("the Buyer") and AIRBUS SNC ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Now, with respect to the Aircraft, the Buyer and the Seller agree the following:

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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SIDE LETTER No. 2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS SNC
COMPANY LIMITED

By : /s/ Yuan Xinan	By: /s/ Guy Brunon

Name: Yuan Xinan	Name: Guy Brunon

Title: Vice President	Title: VP Contracts

Date: April 9, 2004	Date: April 9, 2004

CHINA SOUTHERN AIRLINES (GROUP)	WHITNESSED BY:
IMPORT AND EXPORT TRADING
CORPORATION

By: /s/ Zhou Yongqian	By: /s/ Laurence Barron

Name: Zhou Yongqian	Name: Laurence Barron

Title: General Manager	Title: President Airbus China

Date: April 9, 2004	Date: April 9, 2004

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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A319/A320

PURCHASE AGREEMENT

BETWEEN

AIRBUS SNC

as Seller

AND

CHINA SOUTHERN AIRLINES COMPANY LIMITED

as Airline

AND

CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT
TRADING CORPORATION

as Trading Corporation

Both Airline and Trading Corporation as Buyer

(Reference No. 04HMB0101FR)

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CONTENTS

CLAUSES	TITLES

0	DEFINITIONS AND INTERPRETATION

1	SALE AND PURCHASE

2	SPECIFICATION

3	PRICES

4	PRICE REVISION

5	PAYMENTS

6	MANUFACTURE PROCEDURE - INSPECTION

7	CERTIFICATION

8	BUYER'S TECHNICAL ACCEPTANCE

9	DELIVERY

10	EXCUSABLE DELAY

11	NON-EXCUSABLE DELAY

12	WARRANTIES AND SERVICE LIFE POLICY

13	PATENT AND COPYRIGHT INDEMNITY

14	TECHNICAL DATA AND SOFTWARE SERVICES

15	SELLER'S REPRESENTATIVES

16	TRAINING AND TRAINING AIDS

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

18	BUYER FURNISHED EQUIPMENT

19	INDEMNIFICATION AND INSURANCE

20	TERMINATION

21	ASSIGNMENTS AND TRANSFERS

22	MISCELLANEOUS PROVISIONS

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CONTENTS

EXHIBITS	TITLES

Exhibit A	SPECIFICATION

Exhibit B	FORM OF SPECIFICATION CHANGE NOTICE

Exhibit C	PART 1 AIRFRAME PRICE REVISION FORMULA
PART 2 PROPULSION SYSTEMS PRICE REVISION FORMULA

Exhibit D	FORM OF CERTIFICATE OF ACCEPTANCE

Exhibit E	FORM OF BILL OF SALE

Exhibit F	SERVICE LIFE POLICY - ITEMS OF PRIMARY STRUCTURE

Exhibit G	TECHNICAL DATA INDEX

Exhibit H	MATERIEL AND SUPPLY SERVICES

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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A319/A320 PURCHASE AGREEMENT

This A319/A320 Purchase Agreement (the "Agreement") is made as of April 9,  2004.

BETWEEN :

AIRBUS, a société en nom collectif created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse C 302 609 607 (hereinafter referred to as the "Seller") of the one part,

AND :

CHINA SOUTHERN AIRLINES COMPANY LIMITED, having its principal office at Bai Yun Airport, Guangzhou 510405, People's Republic of China (hereinafter referred to as the “Airline”) of the other part,

AND

CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION, having its principal office at Bai Yun Airport, Guangzhou 510405, People's Republic of China (hereinafter referred to as the “Trading Corporation”, the Airline and the Trading Corporation hereinafter referred to jointly and severally as the Buyer).

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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NOW THEREFORE IT IS AGREED AS FOLLOWS:

0	DEFINITIONS AND INTERPRETATION

0.1	In addition to words and terms elsewhere defined in this Agreement, the initially capitalised words and terms used in this Agreement shall have the meaning set out below.

Affiliate	means with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

Aircraft
means (i) an Airbus A319-100 aircraft including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery under the terms and conditions of this Agreement (the “A319 Aircraft”) or (ii) an Airbus A320-200 aircraft including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery under the terms and conditions of this Agreement (the “A320 Aircraft”).

Aircraft Training Services
means all training courses, flight training, line training, flight assistance, line assistance, maintenance support, maintenance training (including On the Job Training and Engine Run Up) or training support performed on aircraft and provided to the Buyer pursuant to this Agreement.

Airframe	means the Aircraft excluding the Propulsion Systems.

Airframe Basic Price	has the meaning set out in Clause 3.1.

Airframe Price Revision
Formula	is set out in Part 1 of Exhibit C.

Aviation Authority
means when used in respect of any jurisdiction the government entity, which under the laws of such jurisdiction has control over civil aviation or the registration, airworthiness or operation of aircraft in such jurisdiction.

Balance of Final Price	has the meaning set out in Clause 5.4.1.

Basic Price	means the sum of the Airframe Basic Price and the Propulsion Systems Basic Price.

Bill of Sale	has the meaning set out in Clause 9.2.2.

Buyer Furnished
Equipment	has the meaning set out in Clause 18.1.1.

Certificate of Acceptance	has the meaning set out in Clause 8.3.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Default Rate	means the rate of Default Interests as defined in Clause 5.7.

Delivery	means the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date	means the date on which Delivery shall occur.

Delivery Location	means the facilities of the Seller at the location of final assembly of the Aircraft.

Excusable Delay	has the meaning set out in Clause 10.1.

Export Airworthiness
Certificate	means an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

Final Price	has the meaning set out in Clause 3.3

Ground Training Services
means all training courses performed in classrooms (classical or VACBI courses), full flight simulator sessions, fixed base simulator sessions, field trips and any other services provided to the Buyer on the ground pursuant to this Agreement, and not being Aircraft Training Services.

Manufacture Facilities	means the various manufacture facilities of the Seller, the Members or any sub-contractor where the Airframe or its parts are manufactured or assembled.

Materiel	has the meaning set out in Clause 1.1 of Exhibit H.

Members	means each of Airbus France S.A.S, Airbus Deutschland GmbH, Airbus Espana S.L. and Airbus UK Ltd.

Non-Excusable Delay	has the meaning set out in Clause 11.1.

Predelivery Payment	means the payment(s) determined in accordance with Clause 5.3.

Propulsion Systems	has the meaning set out in Clause 2.2.

Propulsion Systems Basic
Price	means the price of a set of Propulsion Systems as set out in Clause 3.2.

Propulsion Systems
Reference Price	means the reference price of a set of Propulsion Systems as set out in Part 2 of Exhibit C.

Propulsion Systems

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Manufacturer	means the manufacturer of the Propulsion Systems as set out in Clause 2.2.

Propulsion Systems Price	is set out in Part 2 of Exhibit C.
Revision Formula

Ready for Delivery	means the time when (i) the Technical Acceptance Process has been successfully completed and (ii) the Export Airworthiness Certificate has been issued.

Scheduled Delivery Month	has the meaning set out in Clause 9.1.

Seller’s Representatives	means the representatives of the Seller referred to in Clause 15.1.

Seller Representatives
Services	means the services provided by the Seller to the Buyer and from the Buyer to the Seller pursuant to Clause 15.

Seller Service Life Policy	has the meaning set out in Clause 12.2.

Spare Parts	means the items of equipment and materiel which may be provided pursuant to Exhibit H.

Specification Change
Notice or SCN	means an agreement in writing between the parties to amend the Specification pursuant to Clause 2.

Specification	means either (a) the Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the Standard Specification as amended by all applicable SCNs.

Standard Specification
means (i) the A319 standard specification document number J.000.01000 Issue 4 Revision 1 dated April 30, 2001 for the A319 Aircraft a copy of which has been annexed hereto as Exhibit A or (ii) the A320 standard specification document number D.000.02000 Issue 5 Revision 1 dated April 30, 2001 for the A320 Aircraft a copy of which has been annexed hereto as Exhibit A.

Supplier	has the meaning set out in Clause 12.3.1.1.

Supplier Part	has the meaning set out in Clause 12.3.1.2.

Supplier Product
Support Agreement	has the meaning set out in Clause 12.3.1.3.

Technical Data	has the meaning set out in Clause 14.1.

Total Loss	has the meaning set out in Clause 10.4.

Type Certificate	has the meaning set out in Clause 7.1.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 1- 3/4

Warranted Part	has the meaning set out in Clause 12.1.1.

0.2	Clause headings and the Index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

0.3	In this Agreement unless the context otherwise requires:

(a)
references to Clauses, Appendices and Exhibits are to be construed as references to the Clauses of, and Appendices, and Exhibits to this Agreement and references to this Agreement include its Schedules, Exhibits and Appendices;

(b)	words importing the plural shall include the singular and vice versa; and

(c)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 1- 4/4

1	SALE AND PURCHASE

The Seller shall sell and deliver and the Buyer shall buy and take delivery twenty-one (21) Aircraft composed of six (6) A319 Aircraft and of fifteen (15) A320 Aircraft together with Spare Parts on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 1- 1/1

2	SPECIFICATION

2.1	Airframe Specification

2.1.1	Specification

The Airframe shall be manufactured in accordance with the Standard Specification, as modified or varied prior to the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A.

2.1.2	Specification Change Notice (SCN)

The Specification may be amended by written agreement between the parties in a Specification Change Notice after the date of this Agreement. Each Specification Change Notice shall be substantially in the form set out in Exhibit B and shall set out in detail the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, time of Delivery of the Aircraft, and on the text of the Specification. Such SCN may result in an adjustment of the Basic Price .

2.1.3	Development Changes

The Specification may also be revised by the Seller without the Buyer's consent in order to incorporate development changes if such changes do not adversely affect price, time of delivery, weight or performance of the Aircraft, interchangeability or replaceability requirements under the Specification. In any other case the Seller shall issue to the Buyer a Manufacturer Specification Change Notice. Development changes are changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement.

2.1.4	Specification Change Notices for Certification

The provisions relating to Specification Change Notices for certification are set out in Clauses 7.2. and 7.3.

2.1.5	Buyer Import Requirements

The provisions relating to Specification Change Notices for Buyer import requirements are set out in Clause 7.4.

2.1.6	Inconsistency

In the event of any inconsistency between the Specification and any other part of this Agreement, this Agreement shall prevail to the extent of such inconsistency.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 2- 1/2

2.2	Propulsion Systems

The Airframe shall be equipped with a set of two (2) CFM INTERNATIONAL (CFM) Engines engines (the "Propulsion Systems"):

Aircraft Type	CFM

A319 Aircraft	CFM 56-5B5/P

A320 Aircraft	CFM 56-5B4/P

2.3	Customisation Milestones Chart

Within *** following signature of the Agreement, the Seller shall provide the Buyer with a Customisation Milestones Chart setting out the minimum lead times prior to the Scheduled Delivery Month of the Aircraft, when a mutual agreement shall be reached (execution of a SCN) in order to integrate into the Specification, any items requested by the Buyer from the Specification Changes Catalogues made available by the Seller.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 2- 2/2

3	PRICES

3.1	A319 Aircraft Basic Price

3.1.1	The Airframe Basic Price is the sum of :

(i)	the Basic Price of the Airframe corresponding to the Standard Specification including Nacelles and Thrust Reversers, and excluding Buyer Furnished Equipment, which is:

USD	***

***

The Airframe Basic Price includes USD ***

(ii)	the budget sum of the basic prices of all SCNs set forth in Appendix 1 to Exhibit "A", which is :

USD ***

***

3.1.2	The Airframe Basic Price has been established in accordance with ***- (the "Base Period").

3.1.3	A319 Aircraft Propulsion Systems Basic Price

CFM INTERNATIONAL Propulsion Systems

The Basic Price of a set of two (2) CFM INTERNATIONAL CFM56-5B5/P Engines is :

USD	***

***

***

***

3.2	A320 Aircraft Basic Price

3.2.1	The Airframe Basic Price is the sum of :

(i)	the Basic Price of the Airframe corresponding to the Standard Specification including Nacelles and Thrust Reversers, and excluding Buyer Furnished Equipment, which is:

USD	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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***

***

(ii)	the budget sum of the Basic Prices of the Specification Change Notices (SCNs) which is:

USD	***

***

3.2.2	The Airframe Basic Price has been established in accordance with *** - (the "Base Period").

3.2.3	A320 Aircraft Propulsion Systems Basic Price

CFM INTERNATIONAL Propulsion Systems

The basic price of a set of two (2) CFM INTERNATIONAL CFM56-5B4/P Propulsion Systems including standard equipment is :

USD        ***

***

***

3.3	Final Price

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 3- 2/2

4.	PRICE REVISION

4.1	Revision of Airframe Basic Price

The Airframe Basic Price is subject to revision in accordance with the Airframe Price Revision Formula up to and including the Delivery Date as set forth in Part 1 of Exhibit C

4.2	Revision of Propulsion Systems Reference Price

4.2.1.
The Propulsion Systems Reference Price is subject to revision in accordance with the Propulsion Systems Price Revision Formula up to and including the Delivery Date, as set forth in Part 2 of Exhibit C.

4.2.2	Modification of Propulsion Systems Reference Price and Propulsion Systems Price Revision Formula

The Propulsion Systems Reference Price, the prices of the related equipment and the Propulsion Systems Price Revision Formula are based on information received from the Propulsions Systems Manufacturer and are subject to amendment by the Propulsion Systems Manufacturer at any time prior to the Delivery Date.  If the Propulsion Systems Manufacturer makes any such amendment, the amendment shall be automatically incorporated into this Agreement and the Propulsion Systems Reference Price, the prices of the related equipment and the Propulsion Systems Price Revision Formula shall be adjusted accordingly. The Seller agrees to notify the Buyer as soon as it receives notice of any such amendment from the Propulsion Systems Manufacturer.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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5	PAYMENTS

5.1	Seller's Account

***

5.2	Deposit

***.

5.3	Predelivery Payments

5.3.1	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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5.3.2	***

5.3.3	***

5.3.4	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 5- 2/4

5.3.5	***

5.4	Balance of Final Price

5.4.1	***

5.4.2	On receipt of the Seller’s invoice, and immediately prior to Delivery, the Buyer shall pay to the Seller the Balance of Final Price.

5.5	Other Charges

***

5.6	Method of Payment

5.6.1	All payments provided for in this Agreement shall be made in the United States Dollars (USD) in immediately available funds.

5.6.2
All payments due to the Seller hereunder shall be made in full, without set-off, counterclaim, deduction or withholding of any kind.  Consequently, the Buyer shall procure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature.  If the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall be equal to the amounts which would have been received in the absence of such deduction or withholding and pay to the relevant taxation or other authorities within the period for payment permitted by applicable law, the full amount of the deduction or withholding.

5.7	Default Interest

If any payment due to the Seller under this Agreement including but not limited to any Predelivery Payment, deposit, option fees for the Aircraft as well as any payment for any spare parts, data, documents, training and services due to the Seller, is not received on the due date, without prejudice to the Seller's other rights under this Agreement and at law, the Seller shall be entitled to interest for late payment calculated on the amount due from and including the due date of payment up to and including the date when the payment is received by the Seller at a rate equal to ***.

***.

5.8	Taxes

5.8.1
The amounts stated in this Agreement to be payable by the Buyer are exclusive of value added tax ("VAT") chargeable under the laws of the Delivery Location and accordingly the Buyer shall pay any VAT chargeable in respect of supplies to the Buyer as contemplated by this Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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5.8.2
The Seller shall pay all other taxes, duties or similar charges of any nature whatsoever levied, assessed, charged or collected for or in connection with the fabrication, manufacture, assembly, sale and delivery under this Agreement of any of the Aircraft, services, instructions and data delivered or furnished hereunder provided such charges have been promulgated and are enforceable under the laws of the Delivery Location.

5.8.3
The Buyer shall bear the costs of and pay any and all taxes, duties or similar charges of any nature whatsoever not assumed by the Seller under Clause 5.8.2 including but not limited to any duties or taxes due upon or in relation to the importation or registration of the Aircraft in the Buyer's country and/or any withholdings or deductions levied or required in the Buyer's country in respect of the payment to the Seller of any amount due by the Buyer hereunder.

5.9	Set-Off

The Seller may set-off any matured obligation owed by the Buyer to the Seller, its subsidiaries and Affiliates against any obligation (whether or not matured) owed by the Seller to the Buyer, regardless of the place of payment or currency (being understood that if this obligation is unascertainable it may be estimated, and the set off made in respect of that estimate).

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 5- 4/4

6	MANUFACTURE PROCEDURE – INSPECTION

6.1.	Manufacture Procedure

The Airframe shall be manufactured in accordance with the relevant requirements of the laws of the jurisdiction of incorporation of the relevant Member as enforced by the Aviation Authority of such jurisdiction.

6.2	Inspection

6.2.1
Subject to providing the Seller with certificates evidencing compliance with the insurance requirements set forth in Clause 19, the Buyer or its duly authorised representatives (the "Buyer's Inspector(s)") shall be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe on the following terms and conditions;

(i)
any inspection shall be made according to a procedure to be agreed upon with the Buyer but shall be conducted pursuant to the Seller’s own system of inspection as developed under the supervision of the relevant Aviation Authority;

(ii)	the Buyer's Inspector(s) shall have access to such relevant technical data as is reasonably necessary for the purpose of the inspection;

(iii)
any inspection and any related discussions with the Seller and other relevant personnel by the Buyer's Inspector(s) shall be at reasonable times during business hours and shall take place in the presence of relevant inspection department personnel of the Seller;

(iv)
the inspections shall be performed in a manner not to unduly  delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2	Location of Inspections

The Buyer's Inspector(s) shall be entitled to conduct any such inspection at the relevant Manufacture Facility of the Seller or the Members and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller shall be allowed reasonable time to make the relevant items available elsewhere.

6.3	Seller's Service for Buyer's Inspector(s)

For the purpose of the inspections, and commencing with the date of this Agreement until the Delivery Date, the Seller shall furnish without additional charge suitable space and office equipment (including telephone, internet access, and shared fax and copy machines) in or conveniently located with respect to the Delivery Location for the use of a reasonable number of Buyer's Inspector(s).

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 7- 1/3

7	CERTIFICATION

7.1	Type Certification

The Aircraft has been type certificated under Joint Aviation Authorities (JAA) procedures for joint certification in the transport category.  The Seller has obtained the relevant type certificate (the "Type Certificate") to allow the issuance of the Export Airworthiness Certificate and its acceptance by the Buyer’s Aviation Authority (“CAAC”).

7.2	Export Airworthiness Certificate

7.2.1	The Aircraft shall be delivered to the Buyer with an Export Airworthiness Certificate.

7.2.2
If, any time before the date on which the Aircraft is Ready for Delivery, any law or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law or regulation is issued which requires any change to the Specification for the purposes of obtaining the Export Airworthiness Certificate (a "Change in Law"), the Seller shall make the required variation or modification and the parties hereto shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery, price of the Aircraft and text of the Specification.

7.2.3        The Seller shall as far as practicable (but at its sole discretion and without prejudice to Clause 7.3.1 (ii)) take into account the information available to it concerning any proposed law, regulation or interpretation which could become a Change in Law in order to minimise the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective prior to the Aircraft being Ready for Delivery.

7.3	Costs of SCNs for Certification

7.3.1        The costs of implementing the variation or modification referred to in Clause 7.2.2 above shall be

(i)	for the account of the Seller if the Change in Law became effective prior to the date of this Agreement;

(ii) shared equally between the Seller and the Buyer if the Change in Law became effective after the date of this Agreement.

7.3.2.       Notwithstanding the provisions of sub-Clauses 7.3.1 (i) and (ii), if the Change in Law relates to the Propulsion Systems ***, the costs shall be borne in accordance with such arrangements as may be made separately between the Buyer and the Propulsion Systems Manufacturer.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 7- 2/3

7.4	Validation of the Export Airworthiness Certificate

The Seller shall endeavour to obtain the validation of the Export Airworthiness Certificate by the Buyer's Aviation Authority.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 7- 3/3

8	BUYER'S TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1
Prior to Delivery the Aircraft shall undergo a technical acceptance process, proposed by the Seller (the "Technical Acceptance Process"). Completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning  of the Aircraft and shall be deemed to demonstrate compliance with the Specification. Should it be established that the Aircraft does not comply with the Technical Acceptance Process requirements, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance.

8.1.2	The Technical Acceptance Process shall:

(i)	take place at the Delivery Location;

(ii)	be carried out by the personnel of the Seller;

(iii)	include a technical acceptance flight which shall not exceed a period of ***

8.2	Buyer's Attendance

8.2.1	The Buyer shall be entitled to elect to attend the Technical Acceptance Process.

8.2.2	If the Buyer elects to attend the Technical Acceptance Process, the Buyer;

(i) shall co-operate in complying with the reasonable requirements of the Seller with the intention of completing the Technical Acceptance Process within *** business days after its commencement;

(ii) may have a maximum of *** of the Buyer’s representatives (with no more than *** such representatives having access to the cockpit at any one time) accompany the Seller’s representatives on a technical acceptance flight and during such flight the Buyer’s representatives shall comply with the instructions of the Seller’s representatives.

8.2.3
If the Buyer does not attend and/or fails to co-operate in the Technical Acceptance Process, the Seller shall be entitled to complete the Technical Acceptance Process and the Buyer shall be deemed to have accepted the Technical Acceptance Process.

8.3	Certificate of Acceptance

Upon successful completion of the Technical Acceptance Process, the Buyer shall, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the "Certificate of Acceptance").

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 8- 1/2

8.4	Aircraft Utilisation

The Seller shall, without payment or other liability, be entitled to use the Aircraft prior to Delivery as may be necessary to obtain the certificates required under Clause 7, and such use shall not prejudice the Buyer's obligation to accept Delivery of the Aircraft hereunder.

However the Seller shall not be authorised to use the Aircraft during more than *** for any other purpose without the specific agreement of the Buyer.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 8- 2/2

9	DELIVERY

9.1	Delivery Schedule

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following months:

- A319 Aircraft N°1	***
- A319 Aircraft N°2	***
- A319 Aircraft N°3	***
- A319 Aircraft N°4	***
- A319 Aircraft N°5	***
- A319 Aircraft N°6	***
- A320 Aircraft N°1	***
- A320 Aircraft N°2	***
- A320 Aircraft N°3	***
- A320 Aircraft N°4	***
- A320 Aircraft N°5	***
- A320 Aircraft N°6	***
- A320 Aircraft N°7	***
- A320 Aircraft N°8	***
- A320 Aircraft N°9	***
- A320 Aircraft N°10	***
- A320 Aircraft N°11	***
- A320 Aircraft N°12	***
- A320 Aircraft N°13	***
- A320 Aircraft N°14	***
- A320 Aircraft N°15	***

Each of such months shall be, with respect to the corresponding Aircraft, the "Scheduled Delivery Month".

9.1.2
The Seller shall give the Buyer at least *** prior written notice of the anticipated date on which the Aircraft shall be Ready for Delivery.  Thereafter the Seller shall notify the Buyer of any change in such date necessitated by the conditions of manufacture or flight.

9.2	Delivery

9.2.1
The Buyer shall send its representatives to the Delivery Location to take Delivery of, and collect, the Aircraft within *** after the date on which the Aircraft is Ready for Delivery and shall pay the Balance of the Final Price on or before the Delivery Date.

9.2.2
The Seller shall deliver and transfer title to the Aircraft free and clear of all encumbrances to the Buyer provided that the Balance of the Final Price has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller shall provide the Buyer with a bill of sale in the form of Exhibit E (the "Bill of Sale") and/or such other documentation confirming transfer of title and receipt of the Final Price as may reasonably be requested by the Buyer.  Title to, property in and risk of loss of or damage to the Aircraft shall be transferred to the Buyer on Delivery.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 9- 1/2

9.2.3	Should the Buyer fail to

(i)	deliver the signed Certificate of Acceptance to the Seller within the delivery period as defined in Clause 9.2.1; or

(ii)	pay the Balance of the Final Price for the Aircraft to the Seller within the above defined period then the Buyer shall be deemed to have rejected delivery of the Aircraft without warrant when duly tendered to it hereunder. In addition to Clause 5.7 and the Seller’s other rights under this Agreement, the Seller shall retain title to the Aircraft but the Buyer shall thereafter bear all risk of loss of or damage to the Aircraft and shall indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from such failure, it being understood that the Seller shall be under no duty to store, park, insure, or otherwise protect the Aircraft.

9.3	Fly Away

9.3.1	The Buyer and the Seller shall co-operate to obtain any licenses which may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2
All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery shall be borne by the Buyer.  The Buyer shall make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 9- 2/2

10	EXCUSABLE DELAY

10.1
The Buyer acknowledges that the Aircraft are to be manufactured by Seller in performance of this Agreement and that the Scheduled Delivery Months are based on the assumption that there shall be no delay due to causes beyond the control of the Seller. Accordingly, Seller shall not be responsible for any delay in the Delivery of the Aircraft or delay or interruption in the performance of the other obligations of the Seller hereunder due to causes beyond its control, and not occasioned by its fault or negligence including (but without limitation) acts of God or the public enemy, war, civil war, warlike operations, terrorism, insurrections or riots, fires, explosions, natural disasters, compliance with any applicable foreign or domestic governmental regulation or order, labour disputes causing cessation, slowdown or interruption of work, inability after due and timely diligence to procure materials, equipment or parts, general hindrance in transportation or failure of a sub-contractor or supplier to furnish materials, equipment or parts.  Any delay or interruption resulting from any of the foregoing causes is referred to as an "Excusable Delay".

10.2	If an Excusable Delay occurs:

   (i) the Seller shall notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	the Seller shall not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iii)	the Seller shall not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay; and

(iv)
the Seller shall as soon as practicable after the removal of the cause of the delay resume performance of its obligations under this Agreement and in particular shall notify to the Buyer the revised Scheduled Delivery Month.

10.3	Termination on Excusable Delay

10.3.1
If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of more than *** after the last day of the Scheduled Delivery Month then either party may terminate this Agreement with respect to the Aircraft so affected by giving written notice to the other party within *** after the expiry of such *** period provided that the Buyer shall not be entitled to terminate this Agreement pursuant to this Clause if the Excusable Delay results from a cause within its control.

10.3.2
If the Seller concludes that the Delivery of any Aircraft shall be delayed for more than *** after the last day of the Scheduled Delivery Month due to an Excusable Delay and as a result thereof reschedules Delivery of such Aircraft to a date or month reflecting such delay then the Seller shall promptly notify the Buyer in writing to this effect and shall include in such notification the new Scheduled Delivery Month. Either party may thereupon terminate this Agreement with respect to such Aircraft by giving written notice to the other party within *** after receipt by the Buyer of the notice of anticipated delay.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 10 - 1/2

10.3.3
If this Agreement shall not have been terminated with respect to the delayed Aircraft during the *** period referred to in either Clause 10.3.1 or 10.3.2 above, then the Seller shall be entitled to reschedule Delivery and the new Scheduled Delivery Month shall be notified to the Buyer and shall be binding on the parties.

10.4	Total Loss, Destruction or Damage

If prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond repair (“Total Loss”), the Seller shall notify the Buyer to this effect within *** of such occurrence.  The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller's other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller's notice to accommodate the delivery of the replacement aircraft ; provided, however, that in the event the specified extension of the Scheduled Delivery Month to a month is exceeding *** after the last day of the original Scheduled Delivery Month then this Agreement shall terminate with respect to said Aircraft unless:

   (i) the Buyer notifies the Seller within *** of the date of receipt of the Seller's notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month;

provided, however, that nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft which includes the Aircraft purchased hereunder.

10.5	Termination Rights Exclusive

In the event that this Agreement shall be terminated as provided for under the terms of Clauses 10.3 or 10.4, such termination shall discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished hereunder and neither party shall have any claim against the other for any loss resulting from such non-delivery. The Seller shall in no circumstances have any liability whatsoever for Excusable Delay other than as set forth in this Clause 10.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 10 - 2/2

11	NON-EXCUSABLE DELAY

11.1	Liquidated Damages

Should any of the Aircraft not be Ready for Delivery to the Buyer within *** after the last day of the Scheduled Delivery Month (as varied by virtue of Clauses 2, 7 and 10) (the "Delivery Period") and such delay is not as a result of an Excusable Delay or Total Loss (a "Non-Excusable Delay"), then the Buyer shall have the right to claim, and the Seller shall ***

The amount of such *** in respect of any one Aircraft.

The Buyer's right to be paid damages in respect of the Aircraft is conditional upon the Buyer submitting a claim in respect of such liquidated damages in writing to the Seller not later than *** after the last day of the Scheduled Delivery Month.

11.2	Re-negotiation

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling *** after the Delivery Period, the Buyer shall have the right exercisable by written notice to the Seller given not less than *** nor more than *** after the expiration of the *** falling after the Delivery Period to require from the Seller a re-negotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such re-negotiation, the said re-negotiation shall not prejudice the Buyer's right to receive liquidated damages in accordance with Clause 11.1 during the period of Non-Excusable Delay.

11.3	Termination

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling *** after the Delivery Period and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, either party shall have the right exercisable by written notice to the other party, given not less than *** nor more than *** after expiration of such *** to terminate this Agreement in respect of the affected Aircraft and neither party shall have any claim against the other in respect of such nondelivery ***

11.4	Limitation of Damages

The Buyer and the Seller agree that payment by the Seller of the amounts due pursuant to Clause 11.1 shall be considered to be a liquidated damages and has been calculated to compensate the Buyer for its entire damages for all losses of any kind due to Non-Excusable Delay. The Seller shall not in any circumstances have any liability whatsoever for Non-Excusable Delay other than as set forth in this Clause 11.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 11 - 1/1

12	WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1	Standard Warranty

12.1.1	Nature of Warranty

Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and all Warranted Parts as defined hereinafter shall at Delivery to the Buyer:

(i)	be free from defects in material ;

(ii)	be free from defects in workmanship, including without limitation processes of manufacture ;

(iii)	be free from defects in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design ; and

(iv)
be free from defects arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates, approximations or design aims.

For the purpose of this Agreement the term "Warranted Part" shall mean any Seller proprietary component, equipment, accessory or part as installed on an Aircraft at Delivery of such Aircraft and

(a)	which is manufactured to the detailed design of the Seller or a subcontractor of the Seller or

(b)	which bears a part number of the Seller at the time of such delivery.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems purchased from CFM International, nor to any component, equipment, accessory or part purchased by the Seller that is not a Warranted Part except that:

(i)
any defect in the Seller's workmanship incorporated in the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturer of such item that invalidates any applicable warranty from such manufacturer, shall constitute a defect in workmanship for the purpose of this Clause and be covered by the warranty set forth in sub-Clause 12.1.1 (ii) ; and

(ii)
any defect inherent in the Seller's design of the installation, in view of the state of the art at the date of such design, which impair the use of such item shall constitute a defect in design for the purpose of this Clause and be covered by the warranty set forth in sub-Clause 12.1.1 (iii).

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 13 - 1/2

12.1.3	Warranty Period

The warranties contained in Clauses 12.1.1 and 12.1.2 shall be limited to those defects which become apparent within *** after Delivery of the affected Aircraft (“Warranty Period”).

12.1.4	Buyer's Remedy and Seller's Obligation

12.1.4.1
The Buyer's remedy and the Seller's obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to the repair, replacement or correction of any Warranted Part which is defective or to the supply of modification kits rectifying the defect, at the Seller's expense and option. The supply of modification kits (SB) rectifying the defect, as well as the direct labor cost spent by the Buyer in accomplishing the modification shall be at the Seller’s expense.

The Seller may equally at its option furnish a credit to the Buyer equal to the price at which the Buyer is entitled to purchase a replacement for the defective Warranted Part.

12.1.4.2
In the event of a defect covered by sub-Clauses 12.1.1 (iii), 12.1.1 (iv) and 12.1.2 (ii) becoming apparent within the Warranty Period and the Seller being obliged to correct such defect, the Seller shall also, if so requested by the Buyer, make such correction in any Aircraft which has not yet been delivered to the Buyer; provided, however,

(i)
that the Seller shall not be responsible nor deemed to be in default on account of any delay in delivery of any Aircraft or otherwise, in respect of the performance of this Agreement due to the Seller's undertaking to make such correction and provided further

(ii)
that, rather than accept a delay in the delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller's expense, or the Buyer may elect to accept delivery and thereafter file a warranty claim as though the defect had become apparent immediately after Delivery of such Aircraft.

12.1.4.3
In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller shall reimburse the direct labor costs spent by the Buyer in performing inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part within the Warranty Period or until the corrective technical solution removing the need for the inspection is provided by the Seller.

The above commitment is subject to the following conditions:

(i)	such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;
(ii)	the inspection is performed outside of a scheduled maintenance check as recommended by the Seller's Maintenance Planning Document ;
(iii)
the reimbursement shall not apply for any inspections performed as an alternative to accomplishing corrective action when such corrective action has been made available to the Buyer and such corrective action could have reasonably been accomplished by the Buyer at the time such inspections are performed or earlier,

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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(iv)	the labor rate to be used for the reimbursement shall be labor rate defined in Clause 12.1.7, and

(v)	the manhours used to determine such reimbursement shall not exceed the Seller's estimate of the manhours required by the Buyer for such inspections.

12.1.5	Warranty Claim Requirements

Each Buyer's warranty claim (“Warranty Claim”) shall be considered by the Seller only if the following conditions are first fulfilled:

(i)	the defect having become apparent within the Warranty Period ;

(ii)
the Buyer having submitted to the Seller proof reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Clause 12.1, and that such defect has not resulted from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth or any matter covered in Clause 12.1.10 ;

(iii)
the Buyer having returned as soon as practicable the Warranted Part claimed to be defective to the repair facilities as may be designated by the Seller, except when the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.7;

(iv)	the Seller having received a Warranty Claim as set forth in Clause 12.1.6.

12.1.6	Warranty Administration

The warranties set forth in Clause 12.1 shall be administered as hereinafter   provided for:

(i)	Claim Determination

Warranty Claim determination by the Seller shall be *** based upon the claim details, reports from the Seller's local representative, historical data logs, inspection, tests, findings during repair, defect analysis and other suitable documents.

(ii)	Transportation Costs

Transportation costs for sending a defective Warranted Part to the facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part shall be borne by the Buyer.

(iii)	Return of an Aircraft

In the event of the Buyer desiring to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer shall notify the Seller of its intention to do so and the Seller shall, prior to such return, have the right to inspect such Aircraft and thereafter, without prejudice to its rights hereunder, to repair such Aircraft, at its sole option, either at the Buyer's facilities or at another place acceptable to the Seller. Return of any Aircraft by the Buyer to the Seller and return of such Aircraft to the Buyer's facilities shall be at the Buyer's expense.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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(iv)	On-Aircraft Work by the Seller

In the event that a defect subject to this Clause 12.1 may justify the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or several Seller's Service Bulletins at the Buyer's facilities, or in the event of the Seller accepting the return of an Aircraft to perform or have performed such repair or correction, then the labor costs for such on-Aircraft work are to be borne by the Seller ***.

The condition which has to be fulfilled for on-Aircraft work by the Seller is that in the opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft.

If said condition is fulfilled and if the Seller is requested to perform the work, the Seller and the Buyer shall agree on a schedule and place for the work to be performed.

(v)	Warranty Claim Substantiation

In connection with each claim by the Buyer made under this Clause 12.1, the Buyer shall file a Warranty Claim on the Buyer's form within *** after a defect became apparent or confirmed by shop examination or repair report. Such form must contain at least the following data (in accordance with Seller’s Warranty Guide)  :

a)	description of defect and action taken, if any,

b)	date of incident and/or removal date,

c)	description of the defective part,

d)	part number,

e)	serial number (if applicable),

f)	position on Aircraft,

g)	total flying hours or calendar time, as applicable at the date of defect appearance,

h)	time since last shop visit at the date of defect appearance,

i)	manufacturer serial number (“Manufacturer's Serial Number”) of the Aircraft and/or its registration,

j)	Aircraft total flying hours and/or number of landings at the date of defect appearance,

k)	Warranty Claim number,

l)	date of Warranty Claim,

m)	delivery date of Aircraft or part to the Buyer,

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 13 - 4/2

Warranty Claims are to be addressed as follows:

AIRBUS
CUSTOMER SERVICES DIRECTORATE
WARRANTY ADMINISTRATION
Rond-Point Maurice Bellonte
B.P. 33
F-31707 BLAGNAC CEDEX
FRANCE

(vi)	Replacements

Components, equipment, accessories or parts, which the Seller has replaced pursuant to this Clause, shall become the Seller's property.  The replacement components, equipment, accessories or parts provided by the Seller to the Buyer pursuant to this Clause shall become the Buyer’s property.

The Seller agrees to provide a serviceable replacement part of the same standard or higher than the one which was causing an Aircraft failure twice in a row but which was not confirmed failed by subsequent Seller’s shop examination.

(vii)	Seller's Rejection

The Seller shall provide reasonable written substantiation in case of rejection of a Warranty Claim.

(viii)	Seller's Inspection

The Seller shall have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1.

12.1.7	Inhouse Warranty

(i)	Seller's Authorization

The Seller hereby authorizes the Buyer to perform the repair of Warranted Parts (“Inhouse Warranty”) subject to the terms of this Clause 12.1.7.

(ii)	Conditions for Seller's Authorization

The Buyer shall be entitled to repair such Warranted Parts only:

-
if the Buyer notifies the Seller's Representative of its intention to perform Inhouse Warranty repairs before any such repairs are started where the estimated cost of such repair is in excess of US Dollars ***.  The Buyer’s notification shall include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate.  The Seller agrees to use all reasonable efforts to ensure a prompt response *** and shall not unreasonably withhold authorization ;

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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-	if adequate facilities and qualified personnel are available to the Buyer ;

-	in accordance with the Seller's written instructions set forth in the applicable Seller's technical documentation ;

-	to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

(iii)	Seller's Rights

The Seller shall have the right to have any Warranted Part, or any part removed therefrom, claimed to be defective, returned to the Seller, as set forth in sub-Clause 12.1.6 (ii) if, in the judgement of the Seller, the nature of the defect requires technical investigation. The Seller shall further have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to its presence being practical and not unduly delaying the repair.

(iv)	Inhouse Warranty Claim Substantiation

Claims for Inhouse Warranty credit shall contain the same information as that required for Warranty Claims under sub-Clause 12.1.6 (v) and in addition shall include:

a)	a report of technical findings with respect to the defect,

b)	for parts required to remedy the defect:

- part numbers,
- serial numbers (if applicable),
- parts description,
- quantity of parts,
- unit price of parts,
- related Seller's or third party's invoices (if applicable),
- total price of parts,

c)	detailed number of labor hours,

d)	Inhouse Warranty Labor Rate,

e)	total claim value.

(v)	Credit

The Buyer's account shall be credited with an amount equal to the mutually agreed direct labor costs expended in performing the off-Aircraft repair of a Warranted Part and to the direct costs of materials incorporated in said repair.

-
For the determination of direct labor costs only manhours spent on disassembly, inspection, repair, reassembly, and final inspection and test of the Warranted Part are permissible. Any manhours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part are not included.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 13 - 6/2

-
The manhours permissible above shall be multiplied by an agreed labor rate of US Dollars ***, (“Inhouse Warranty Labour Rate”) and representing the Buyer’s composite labor rate meaning the average hourly rate (excluding all fringe benefits, premium time allowances, social charges, business taxes and the like) paid to the Buyer’s employees whose jobs are directly related to the performance of the repair.

-	Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and as may be furnished by the Seller at no charge.

(vi)	Limitation

The Buyer shall in no event be credited for repair costs (including labor and material) in excess of *** of the current catalogue price for a replacement of the defective Warranted Part,
or
where the repair cost (including labor and material) is in excess of US Dollars *** unless previously approved by the Seller in accordance with sub-Clause 12.1.7 (ii).

(vii)	Scrapped Material

The Buyer shall retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either *** days after the date of completion of repair or *** after submission of a claim for Inhouse Warranty credit relating thereto, whichever is longer. Such parts shall be returned to the Seller within *** of receipt of the Seller's request to that effect.

Notwithstanding the foregoing, the Buyer may scrap any such defective parts which are beyond economic repair and not required for technical evaluation locally with the agreement of the Seller's local representative. Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer.

12.1.8	Standard Warranty Transferability

The warranties provided for in this Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airlines and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties, and to the extent permitted by any applicable law or regulations.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 13 - 7/2

12.1.9	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part which contains a defect for which the Seller is liable under Clause 12.1 has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller's warranty with respect to such corrected, replaced or repaired Warranted Part whichever may be the case, shall be the remaining portion of the original warranty.

12.1.10	Accepted Industry Standard Practices - Normal Wear and Tear

The Buyer's rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired, and operated in accordance with accepted industry standard practices, all technical documentation and any other instructions issued by the Seller and the Suppliers and the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of relevant Aviation Authorities.

12.1.10.1	The Seller's liability under this Clause 12.1 shall not extend to normal wear and tear nor to:

(i)	any Aircraft or component, equipment, accessory or part thereof which has been repaired, altered or modified after Delivery except by the Seller or in a manner approved by the Seller ;

(ii)	any Aircraft or component, equipment, accessory or part thereof which has been operated in a damaged state ;

(iii)	any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed ;

12.2	Seller Service Life Policy

12.2.1
In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should any item listed in Exhibit “F” ("Item") sustain any breakage or defect which can reasonably be expected to occur on a fleetwide basis, and which materially impairs the utility of the Item ("Failure"), and subject to the general conditions and limitations set forth in Clause 12.2.4, then the provisions of this Clause 12.2 (“Seller Service Life Policy”) shall apply.

12.2.2	Periods and Seller's Undertakings

The Seller agrees that if a Failure occurs in an Item before the Aircraft in which such Item has been originally installed has completed *** flying hours, or has completed  *** flight cycles, or within *** after the Delivery of said Aircraft to the Buyer, whichever shall first occur, the Seller shall at its own discretion and as promptly as practicable and with the Seller's financial participation as hereinafter provided either:

12.2.2.1
design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or,

12.2.2.2	replace such Item.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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12.2.3	Seller's Participation in the Costs

Any part or Item which the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer with the Seller's financial participation determined in accordance with the following formula:

***

12.2.4	General Conditions and Limitations

12.2.4.1	The undertakings given in this Clause 12.2 shall be valid after the period of the Seller's warranty applicable to an Item under Clause 12.1.

12.2.4.2	The Buyer's remedy and the Seller's obligation and liability under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

(i)
the Buyer shall maintain log books and other historical records with respect to each Item adequate to enable determination of whether the alleged Failure is covered by this Service Life Policy and if so to define the costs to be borne by the Seller in accordance with Clause 12.2.3 ;

(ii)	the Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft howsoever occurring or recorded ;

(iii)	the Buyer shall comply with the conditions of Clause 12.1.10 ;

(iv)
the Buyer shall carry out specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs shall be as compatible as possible with the Buyer's operational requirements and shall be carried out at the Buyer's expense. Reports relating thereto shall be regularly furnished to the Seller ;

(v)
in the case of any breakage or defect, the Buyer must have reported the same in writing to the Seller within *** after any breakage or defect in an Item becomes apparent as confirmed by Seller’s shop examination, whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer shall have informed the Seller of the breakage or defect in sufficient detail to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3
Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in and shall be subject to the terms and conditions of Clause 12.1.6.

12.2.4.4
In the event that the Seller shall have issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller's commitment under this Clause 12.2 shall be subject to the Buyer's incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller's instructions, within a reasonable time.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 13 - 9/2

12.2.4.5
This Service Life Policy is neither a warranty, performance guarantee, nor an agreement to modify any Aircraft or airframe components to conform to new developments occurring in the state of airframe design and manufacturing art.

The Seller's obligation herein is to furnish only those corrections to the Items or provide replacement therefor as provided for in Clause 12.2.3.

The Buyer's sole remedy and relief for the non-performance of any obligation or liability of the Seller arising under or by virtue of this Service Life Policy shall be ***, limited to the amount the Buyer reasonably expends in procuring a correction or replacement for any Item which is the subject of a Failure covered by this Service Life Policy and to which such non-performance is related.

The Buyer hereby waives, releases and renounces all claims to any further damages, direct, incidental or consequential, including loss of profits and all other rights, claims and remedies, arising under or by virtue of this Service Life Policy.

12.2.5	Transferability

The Buyer's rights under this Clause 12.2 shall not be assigned, sold, leased, transferred or otherwise alienated by operation of law or otherwise, without the Seller's prior consent thereto, which shall not be unreasonably withheld and given in writing.

Any unauthorized assignment, sale, lease, transfer or other alienation of the Buyer's rights under this Service Life Policy shall, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

12.3	Supplier Product Support Agreements

Prior to the Delivery of the first Aircraft, the Seller shall provide the Buyer with such warranties and service life policies that the Seller has obtained pursuant to the Supplier Product Support Agreement.

12.3.1	Definitions

12.3.1.1	“Supplier” means any supplier of Supplier Parts.

12.3.1.2
“Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof as to which there exists a Supplier Product Support Agreement. However, the Propulsion Systems and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by Suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

12.3.1.3
“Supplier Product Support Agreement” means an agreement between the Seller and a Supplier containing enforceable and transferable warranties and in the case of landing gear suppliers, service life policies for selected structural landing gear elements. ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 13 -10/2

12.3.2	Supplier's Default

12.3.2.1
In the event of any Supplier, under any standard warranty obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.1 shall apply to the extent the same would have been applicable had such Supplier Part been a Warranted Part, except that the Supplier's warranty period as indicated in the Supplier Product Support Agreement shall apply.

12.3.2.2
In the event of any Supplier, under any Supplier Service Life Policy obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.2 shall apply to the extent the same would have been applicable had such Supplier Item been listed in Exhibit F, Seller Service Life Policy, except that the Supplier's Service Life Policy period as indicated in the Supplier Product Support Agreement shall apply.

12.3.2.3
At the Seller's request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer's rights against the relevant Supplier with respect to and arising by reason of such default and shall provide reasonable assistance to enable the Seller to enforce the rights so assigned.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 13 - 11/2

12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft ("Interface Problem"), the Seller shall, if so requested by the Buyer, and without additional charge to the Buyer except for transportation of the Seller's personnel to the Buyer's facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer shall furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem, and shall cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required.

At the conclusion of such investigation the Seller shall promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2	Seller's Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if so requested by the Buyer and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller's obligation as defined in Clause 12.1.

12.4.3	Supplier's Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller shall, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier.

12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall,  seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.

The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action when accepted by the Buyer shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5	General

12.4.5.1	All requests under this Clause 12.4 shall be directed to both the Seller and the Supplier.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 13 - 12/2

12.4.5.2          Except as specifically set forth in this Clause 12.4, this Clause shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Clause 12.

12.4.5.3
All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12.

12.5	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 12 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER AND/OR ITS SUPPLIERS EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY,  PART, SOFTWARE OR DATA DELIVERED UNDER THIS AGREEMENT INCLUDING BUT NOT LIMITED TO:

(A)	ANY WARRANTY AGAINST HIDDEN DEFECTS;
(B)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;
(C)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;
(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER’S AND/OR ITS SUPPLIERS’ NEGLIGENCE, ACTUAL OR IMPUTED; AND
(E)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE OR DATA DELIVERED UNDER THIS AGREEMENT.

THE SELLER AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE OR DATA DELIVERED UNDER THIS AGREEMENT.

FOR THE PURPOSES OF THIS CLAUSE 12.5, “THE SELLER” SHALL INCLUDE THE SELLER, AND ITS AFFILIATES.

12.6	Duplicate Remedies

The Seller shall not be obliged to provide any remedy which duplicates any other remedy already provided to the Buyer in respect of the same defect under any part of this Clause 12 as such Clause may be amended, complemented or supplemented by other contractual agreements or by other Clauses of this Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 13 - 13/2

12.7	Negotiated Agreement

The Buyer specifically recognises that:

(i)	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator;

(ii)	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer;

(iii)
the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in Clause 12.5.

13	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1
Subject to the provisions of Clause 13.2.3, the Seller shall indemnify the Buyer from and against any damages, costs or expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe (or any part or software installed therein at Delivery) of:

(i)	any British, French, German, Spanish or U.S. patent;

and

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that :

(1)
from the time of design of such Airframe, accessory, equipment or part and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or in the alternative,

(2)
from such time of design and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the International Convention for the Protection of Industrial Property of March 20, 1883 ("Paris Convention");

and

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 13 - 14/2

(iii)
in respect of computer software installed on the Aircraft, any copyright, provided that the Seller's obligation to indemnify shall be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognise computer software as a "work" under the Berne Convention.

13.1.2	Clause 13.1.1 shall not apply to

(i)	Buyer Furnished Equipment or Propulsion Systems; or

(ii)	parts not supplied pursuant to a Supplier Product Support Agreement ; or

(iii)	software not created by the Seller.

13.1.3
In the event that the Buyer is prevented from using the Aircraft (whether by a valid judgement of a court of competent jurisdiction or by a settlement arrived at between claimant, Seller and Buyer), the Seller shall at its expense either :

(i)	procure for the Buyer the right to use the same free of charge to the Buyer; or

(ii)	replace the infringing part of the Aircraft as soon as possible with a non-infringing substitute complying in all other respects with the requirements of this Agreement.

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall :

(i)	forthwith notify the Seller giving particulars thereof;

(ii)	furnish to the Seller all data, papers and records within the Buyer's control or possession relating to such patent or claim;

(iii)
refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Clause (iii) shall prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)	fully co-operate with, and render all such assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim ;

(v)	act in such a way as to mitigate damages and / or to reduce the amount of royalties which may be payable as well as to minimise costs and expenses.

13.2.2
The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner which, in the Seller's opinion, it deems proper.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 13 - 15/2

13.2.3
The Seller's liability hereunder shall be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

14	TECHNICAL DATA AND SOFTWARE SERVICES

This Clause covers the terms and conditions for the supply of technical data and software services (hereinafter "Technical Data ") to support the Aircraft operation.

14.1	Scope

The Technical Data shall be supplied in the English language using the aeronautical terminology in common use.

Range, form, type, format, Air Transport Association (“ATA”) / Non ATA compliance, quantity and delivery schedule of the Technical Data to be provided under this Agreement are covered in Exhibit G.

Not used or only partially used Technical Data provided pursuant to this Clause shall not be compensated or credited to the Buyer.

14.2	Aircraft Identification for Technical Data

14.2.1	For the customized Technical Data the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of block of numbers selected in the range from 001 to 999.

14.2.2	The sequence shall not be interrupted except if two (2) different Propulsion Systems or two (2) different Aircraft models are selected.

14.2.3
The Buyer shall indicate to the Seller the Fleet Serial Number allocated to the Aircraft Manufacturer's Serial Number within *** after execution of this Agreement. The allocation of Fleet Serial Numbers to Manufacturer's Serial Numbers shall not constitute any property, insurable or other interest of the Buyer whatsoever in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.

The affected customized Technical Data are:

-	Aircraft Maintenance Manual (and associated products),
-	Illustrated Parts Catalog,
-	Trouble Shooting Manual,
-	Aircraft Wiring Manual,
-	Aircraft Schematics Manual,
-	Aircraft Wiring Lists.

14.3	Supplier Equipment

14.3.1
Information relating to Supplier equipment which is installed on the Aircraft by the Seller shall be introduced into the customized Technical Data to the extent necessary for the comprehension of the systems concerned, at no additional charge to the Buyer for the Technical Data basic issue.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 13 - 16/2

14.3.2
The Buyer shall supply the data related to Buyer Furnished Equipment to the Seller at least *** before the scheduled delivery of the customized Technical Data. The Buyer Furnished Equipment data supplied by the Buyer to the Seller shall be in English language.

14.3.3	***

14.4	Delivery

14.4.1	The Technical Data and corresponding revisions to be supplied by the Seller shall be sent to one address only as advised by the Buyer.

14.4.2
Packing and shipment of the Technical Data and their revisions shall be carried out in consideration of the quickest transportation methods. The shipment shall be Free Carrier (FCA) TOULOUSE, FRANCE and/or Free Carrier (FCA) HAMBURG, FEDERAL REPUBLIC OF GERMANY, as the term Free Carrier (FCA) is defined by publication n° 560 of the International Chamber of Commerce, published in January 2000.

14.4.3
The delivery schedule of the Technical Data shall be phased as mutually agreed to correspond with Aircraft deliveries. The Buyer agrees to provide *** notice when requesting a change to the delivery schedule.

14.4.4
It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities' needs for Technical Data. Reasonable quantities of such Technical Data shall be supplied by the Seller at *** Free Carrier (FCA) TOULOUSE, FRANCE and/or Free Carrier (FCA) HAMBURG, FEDERAL REPUBLIC OF GERMANY.

14.5	Revision Service

Unless otherwise specifically stated, revision service shall be provided *** for a period of *** covered under this Agreement.

Thereafter revision service shall be provided at the standard conditions set forth in the then current Seller’s Customer Services Catalog.

14.6	Service Bulletins (SB) Incorporation

 During the period of revision service and upon the Buyer’s request for incorporation, which shall be made within two years after issuance of a Service Bulletin, Seller's Service Bulletin information shall be incorporated into the Technical Data for the Buyer's Aircraft after formal notification by the Buyer of its intention to accomplish a Service Bulletin. The split effectivity for the corresponding Service Bulletin shall remain in the Technical Data until notification from the Buyer that embodiment has been completed on all the Buyer's Aircraft. The above is applicable for Technical Data relating to maintenance. For the operational Data only the pre or post Service Bulletin status shall be shown.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 14 - 1/24

14.7	Future Developments

The Seller shall continuously monitor technological developments and apply them to data and document production and methods of transmission where beneficial and economical. The Buyer accepts to consider any new development proposed by the Seller for possible implementation.

14.8	Technical Data Familiarization

Upon request by the Buyer, the Seller is ready to provide a *** Technical Data familiarization training at the Seller’s or at the Buyer’s facilities.  Additional sessions of the Technical Data familiarization training shall be subject to commercial offers.

14.9	***

14.10	Software Services

14.10.1	Performance Engineer's Programs

14.10.1.1
In addition to the standard operational manuals, the Seller shall provide to the Buyer software components and databases composing the Performance Engineer's Programs (PEP) for the Aircraft type covered under this Agreement under licence conditions as defined in Appendix A to this Clause.

14.10.1.2	Use of the PEP shall be limited to *** copy to be used on *** computer. The PEP is intended for use on ground only and shall not be embarked on board of the Aircraft.

14.10.1.3
The licence to use the PEP shall be granted free of charge for as long as the revisions of the PEP are *** in accordance with Clause 14.5. At the end of such period, the yearly revision service for the PEP shall be provided to the Buyer at the standard commercial conditions set forth in the then current Seller’s Customer Services Catalog.

14.10.2	AirN@v Basic Consultation

Certain Technical Data are provided on DVD under licence conditions as defined in Appendix A to this Clause.

The affected Technical Data under Basic AirN@v are the following:

-	Trouble Shooting Manual,
-	Aircraft Maintenance Manual,
-	Illustrated Parts Catalog.

The licence to use Basic AirN@v shall be granted *** for the Aircraft for as long as the revisions of Basic AirN@v are *** in accordance with Clause 14.5. At the end of such period, the yearly revision service for Basic AirN@v shall be provided to the Buyer at the standard commercial conditions set forth in the then current Seller’s Customer Services Catalog.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 14 - 2/24

14.10.3	Airbus On-Line Services

Airbus On-Line Services is a database allowing the Buyer to access through a web-portal a wide range of services.

For the sake of clarification, it is hereby specified that Technical Data accessed through Airbus On-Line Services, which access is covered by licence conditions set forth in Appendix C hereto, remain subject to the conditions of this Clause 14.

In addition, should Airbus On-Line Services provide access to Technical Data in software format, the use of such software shall be further subject to the conditions of Appendix A hereto.

14.10.3.1	Airbus On-Line Basic Services

The Airbus On-Line Basic Services available *** under this Agreement, as described in Appendix B hereto, shall be provided for as long as the Aircraft are operated by the Buyer.

14.10.3.2	On-Line Technical Data

14.10.3.2.1	Certain Technical Data as defined in Exhibit “G” are provided on-line at no cost as long as revision service is provided in accordance with Clause 14.5.

14.10.3.2.2	The list of the Technical Data available on-line may be extended from time to time.

For any Technical Data which is or becomes available on-line, the Seller reserves the right to suppress other formats for the concerned Technical Data.

14.10.3.3	Access to Airbus On-Line Services shall be *** of the Buyer’s users (including ***) for the Technical Data related to the Aircraft which shall be operated by the Buyer.

14.10.3.4	Access to Airbus On-Line Services is subject to licence conditions as set forth in Appendix C hereto.

14.11	Warranties

14.11.1
The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their conception. Should any Technical Data prepared by the Seller contain non-conformity or defect, the sole and exclusive liability of the Seller shall be to take all reasonable and proper steps to, at its option, correct or replace such Technical Data. Notwithstanding the above, no warranties of any kind are given for the Customer Originated Changes, as set forth in Clause 14.9.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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14.11.2
THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER AND/OR ITS SUPPLIERS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY TECHNICAL DATA DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(A)	ANY WARRANTY AGAINST HIDDEN DEFECTS;

(B)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(C)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER’S AND/OR ITS SUPPLIERS’ NEGLIGENCE, ACTUAL OR IMPUTED; AND

(E)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF OR ANY TECHNICAL DATA DELIVERED HEREUNDER.

THE SELLER AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY TECHNICAL DATA DELIVERED UNDER THIS AGREEMENT.

FOR THE PURPOSES OF THIS CLAUSE 14.11.2, “THE SELLER” SHALL INCLUDE THE SELLER, AND ITS AFFILIATES.

14.12	Proprietary Rights

14.12.1	All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data shall remain with the Seller and/or its Affiliates as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.12.2
Whenever this Agreement provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as express or implicit approval howsoever neither of the Buyer nor of the manufactured products. The supply of the Technical Data shall not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

14.13	Confidentiality

14.13.1
The Technical Data and their content are designated as confidential. All such Technical Data are supplied to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller save as permitted therein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

14.13.2
In the case of the Seller having authorized the disclosure to third parties either under this Agreement or by an express prior written authorization, the Buyer shall undertake that such third party agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed Technical Data.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX A TO CLAUSE 14

APPENDIX A TO CLAUSE 14

LICENCE FOR USE

OF

SOFTWARE

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX A TO CLAUSE 14

LICENCE FOR USE OF SOFTWARE

1.	Definitions

For the purposes of this licence the following definitions shall apply:

“Licensor” means the Seller.

“Licensee” means the Buyer.

“Software” means the set of programs, configurations, processes, rules and, if applicable, documentation related to the operation of the data processing.

“Freeware” means the Software furnished free of charge to the Licensee.

“Composite Work” means the work composed of various elements, such as database, software or data, and which necessitates the use of the Software

“User Guide” means the documentation, which may be in electronic format, designed to assist the Licensee to use the Software, Freeware or Composite Work, as applicable.

Capitalized terms used herein and not otherwise defined in this Software Licence shall have the meaning assigned thereto in the Agreement.

2.	Grant

The Licensor grants the Licensee the right to use the Software under the conditions set forth below (“the Software Licence”). The Software Licence shall also apply to any Freeware and/or Composite Work delivered by the Licensor.

3.	Personal Licence

The sole right granted to the Licensee under this Software Licence is the right to use the Software. The Software Licence is personal to the Licensee, for its own internal use, and is non-transferable and non-exclusive.

4.	Copies

Use of the Software is limited to the number of copies delivered by the Licensor to the Licensee and to the medium on which the Software is delivered. No reproduction shall be made without the written consent of the Licensor. It is however agreed that the Licensee is authorized to copy the Software for back-up and archiving purposes. Any copy authorized by the Licensor to be made by the Licensee shall be performed under the sole responsibility of the Licensee. The Licensee agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Licensee makes of the Software.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX A TO CLAUSE 14

5.	Term

Subject to the Licensee having complied with the terms of this Software Licence, the rights under the Software Licence shall be ***

***

***

6.	Conditions of Use

Under the present Software Licence, the Licensee shall:

•	do its utmost to maintain the Software and the relating documentation in good working condition, in order to ensure the correct operation thereof;

•	use the Software in accordance with such documentation and the User Guide, and ensure that the staff using the Software has received the appropriate training;

•
use the Software exclusively in the technical environment defined in the applicable User Guide, except as otherwise agreed in writing between the parties (subject to said agreement, decompilation may be exceptionally agreed to by the Licensor in order for the Licensee to obtain the necessary information to enable the Software to function in another technical environment);

•	use the Software for its own internal needs and on its network only, when technically possible, and exclusively on the machine referenced and the site declared;

•	not alter, reverse engineer, modify or adapt the Software, nor integrate all or part of the Software in any manner whatsoever into another software product;

•
when the source code is provided to the Licensee, the Licensee shall have the right to study and test the Software, under conditions to be expressly specified by the Licensor, but in no event shall the Licensee have the right to correct, modify or translate the Software;

•	nor correct the Software, except that such correction right may exceptionally be granted to the Licensee by the Licensor in writing

•	not translate, disassemble or decompile the Software, nor create a software product derived from the Software;

•	not attempt to or authorize a third party to discover or re-write the Software source codes in any manner whatsoever;
•
not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights provided in the Software by the Licensor;

•
not pledge, sell, distribute, grant, sub-licence, lease, lend, whether on a *** basis or against payment, or permit access on a time-sharing basis or any other utilization of the Software, whether in whole or in part, for the benefit of a third party;

•
not permit any third party to use the Software in any manner, including but not limited to, any outsourcing, loan, commercialization of the Software or commercialization by merging the Software into another software or adapting the Software, without prior written consent from the Licensor.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX A TO CLAUSE 14

The Licensor shall be entitled, subject to providing reasonable prior written notice thereof to the Licensee, to come and verify in the Licensee’s facilities whether the conditions specified in the present Software Licence are respected. This shall not however engage the responsibility of the Licensor in any way whatsoever.

7.	Training

In addition to the User Guide provided with the Software, training and other assistance shall be provided upon the Licensee’s request on a chargeable basis. The first training session when performed at the Buyer’s facilities shall be provided free of charge (including transportation and living expenses). Repeat sessions shall be subject to commercial offers.

8.	Proprietary Rights

The Software is proprietary to the Licensor or the Licensor has acquired the intellectual property rights necessary to grant this Software Licence. The copyright and all other proprietary rights in the Software are and shall remain the property of the Licensor.

The Licensor reserves the right to modify any Software at its sole discretion without prior notice to the Licensee.

9.	Copyright Indemnity

The Licensor shall defend and indemnify the Licensee against any claim that the normal use of the Software infringes the intellectual property rights of any third party, provided that the Licensee:

•	Immediately notifies the Licensor of any such claim;
•	Makes no decision or settlement of any claim;
•	Allows the Licensor to have sole control over all negotiations for its settlement;
•	Gives the Licensor all reasonable assistance in connection therewith.

Should the Licensee be prevented from using the Software by any enforceable court decision, the Licensor shall at its own costs and at its choice either modify the Software to avoid infringement or obtain for the Licensee the right to use the Software.

10.	Confidentiality

The Software and its contents are designated as confidential. The Licensee undertakes not to disclose the Software or parts thereof to any third party without the prior written consent of the Licensor. In so far as it is necessary to disclose aspects of the Software to the employees, such disclosure is permitted solely for the purpose for which the Software is supplied and only to those employees who need to know the same.

The obligations of the Licensee to maintain confidentiality shall survive the termination of the Software Licence grant for a period ***.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX A TO CLAUSE 14

11.	Warranty

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LICENSOR AND/OR ITS SUPPLIERS AND REMEDIES OF THE LICENSEE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE LICENSEE HEREBY WAIVES, RELEASE AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LICENSOR AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF THE LICENSEE AGAINST THE LICENSOR AND/OR ITS SUPPLIERS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY SOFTWARE DELIVERED UNDER THIS SOFTWARE LICENCE INCLUDING BUT NOT LIMITED TO:

(A)	ANY WARRANTY AGAINST HIDDEN DEFECTS;
(B)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;
(C)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;
(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE LICENSOR’S AND/OR ITS SUPPLIERS’ NEGLIGENCE, ACTUAL OR IMPUTED; AND
(E)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF OR ANY SOFTWARE DELIVERED HEREUNDER.

THE LICENSOR AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY SOFTWARE DELIVERED UNDER THIS SOFTWARE LICENCE.

FOR THE PURPOSES OF THIS CLAUSE 11, “THE LICENSOR” SHALL INCLUDE THE LICENSOR  AND ITS AFFILIATES.

The Licensor shall have no liability for data that is entered into the Software by the Licensee and/or used for computation purposes.

12.	Liability and Indemnity

The Software is supplied under the express condition that the Licensor shall have no liability in contract or in tort arising from or in connection with the use or possession by the Licensee of the Software and that the Licensee shall indemnify and hold the Licensor harmless from and against any liabilities and claims resulting from such use or possession.

13.	Excusable Delays

13.1
The Licensor shall not be responsible nor be deemed to be in default on account of delays in delivery or otherwise in the performance of this Software Licence or any part thereof due to causes reasonably beyond Licensor’s or its subcontractors’ control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the Licensee or the governments of the countries of Licensor or its subcontractors, war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or vendor to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor's or vendor's control or failure of the Licensee to comply with its obligations arising out of the present Software Licence.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX A TO CLAUSE 14

13.2
The Licensor shall, as soon as practicable after becoming aware of any delay falling within the provisions of this Clause, notify the Licensee of such delay and of the probable extent thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume performance under the Software Licence.

13.3
Should an event of force majeure last for a period extending beyond three (3) months, the Software Licence shall be automatically terminated, as a matter of right, unless otherwise agreed in writing, without compensation for either the Licensor or the Licensee.

14.	Termination

In the event of breach of an obligation set forth in this Software Licence by either the Licensor or the Licensee, which is not cured within *** from the date of receipt of a written notice notifying the breach, the non-breaching party shall be entitled to terminate this Software Licence.

In the event of termination for any cause, the Licensee shall no longer have any right to use the Software and shall return to the Licensor all copies of the Software and any relating documentation together with an affidavit to that effect. In case of breach by the Licensee, the Licensor shall be entitled to retain any amount paid for the ongoing year.

15.	General Provisions

15.1
This Software Licence or part thereof shall not be assigned to a third party without the prior written consent of the other party except that the Licensor may assign this Licence to any of the Licensor’s Members or Affiliates .

15.2	This Software Licence shall be governed by the laws of France. All disputes arising in connection with this Software Licence shall be submitted to the competent courts of Toulouse, France.

15.3	In the event that any provision of this Software Licence should for any reason be held ineffective, the remainder of this Software Licence shall remain in full force and effect.
The invalid provision shall be replaced by such valid one as the parties would have chosen had they been aware of such invalidity.

15.4
All notices and requests required or authorized hereunder shall be given in writing either by registered mail (return receipt requested) or by telefax. In the case of any such notice or request being given by registered mail, the date upon which the answerback is recorded by the addressee or, in case of a telefax, the date upon which the answerback is recorded by the sender’s telefax machine, shall be deemed to be the effective date of such notice or request.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX B TO CLAUSE 14

AIRBUS ON-LINE SERVICES

BASIC SERVICES

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX B TO CLAUSE 14

BASIC SERVICES

☐	Maintenance & Engineering

í	Engineering Technical Data Service (ETDS)

The ETDS service shall provide access, via a document index, to the contents of:

•	Service Bulletins - issued since beginning of 1993 (SB’s after July 1997 in SGML; SB’s between 1993 and July 1997 in PDF)
•	Modification Information Document (MID)
•	All Operators Telex (AOT)
•	Flight Operations Telex (FOT)
•	Service Information Letter (SIL)
•	Consignes de Navigabilité (CN)
•	Airworthiness Directives (AD)
•	Technical follow-up (TFU)
•	Operators Information Telex (OIT)

í	Quarterly Service Report (QSR)

The QSR-WEB is the new electronic format of the Quarterly Service Report, featuring Web technology.

í	Repair guide (ARG/AOG)

This service shall provide the Buyer with information about Suppliers’ authorized repair stations and the AOG stock locations.

í	Modification comparison list (ACCL)

The purpose of this service is to provide the Buyer with Modification Comparison Lists that are created for each and every aircraft delivered.

☐	Training

The training catalog is available.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX B TO CLAUSE 14

☐	Materiel

í	Spares Ordering

This service is already available in an autonomous mode (http://spares.airbus.com). The integration in Airbus On-Line Services Basic services is in progress.

☐	General information

í	Customer Services Catalog

í	Warranty Claim (CAWA)

Four main functions are available:
í	Warranty claims booking
í	Consultation of the warranty claims status
í	Consultation of statistics on response time regarding closed/open files
í	Consultation of warranty guide

Note : Warranty Services are aimed at people who have authority to file warranty claims.

í	Vendor Information Manual (VIM)

The VIM/E gives contact for major equipment Suppliers, who have signed Customer Support agreements with the Seller, including their Regional Customer Support facilities and equipment by aircraft type.

í	Supplier Product Support Agreement (SPSA)

The SPSA is the collection of the Agreements that the Seller has reached with its major Suppliers; these Agreements are transferable to the Buyer.
These Agreements are based on the Seller’s GCP/General Conditions of Purchase, Part II, 450, 650 and 2000.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX  C TO CLAUSE 14

APPENDIX C TO CLAUSE 14

LICENCE FOR USE OF AIRBUS ON-LINE SERVICES

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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AIRBUS ON-LINE SERVICES GENERAL CONDITIONS OF LICENSING

These Airbus On-Line Services General Conditions of Licensing (“the Conditions”) shall apply to services provided by the Seller in relation with Airbus On-Line Services.

1.	DEFINITIONS

In these Conditions:

The “ Access Procedure Kit”	means the information necessary for accessing the Database.

The “Administrator”
means the person appointed by the User Entity to be responsible for qualifying, suspending or canceling the qualification of an Authorized User, gathering identification information relative to such Authorized User, applying to the Certification-Service-Provider for the appropriate Certificate, providing the necessary access equipment as specified by the Seller, registering the Authorized User and the Authorized User related Certificate with the Seller and managing the Authorized Users.

The “Authorized User”	means a natural person who has been authorized by the Administrator of the User Entity to access the Database under these Conditions.

The “Certificate”	means an electronic record (file) that binds a Public Key to the identity of the owner of a Public – Private Key pair and is signed by the Certification-Service-Provider.

The “Certification-Service-	means an entity or a legal or natural person retained by the Seller, who
Provider”	issues Certificates and/or provides other services related to Electronic Signature.

The “Data”	means usual representation of a piece of information - whether collected or produced on any medium - so as to facilitate its processing on the Database.

The “Database”
means Data of the Seller organized in such a manner as to be used by computer programs forming distinct applications to facilitate electronic or telecommunication Data exchange and computer programs comprising the necessary electronic elements for the operation of the Database such as a Database index, viewing systems, and database services known as Airbus On-Line Services.

The “Electronic Signature”	means data in electronic form which are attached to or logically associated with other electronic data and which serve as a method of authentication.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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The “Extracting”	means temporary or permanent transfer of Data from a Database by any means or media.

The “Multibase”	means a set of databases, which compose the Database.

The “On-Line Help”	means on-line operating assistance and guidance information.

The “Public key”	means the public cryptographic key used for the purpose of verifying an Electronic Signature.

The “Public Key Infrastructure”	means the system organizing the generation and distribution of keys and Certificates.

The “Private Key”	means the private cryptographic key used for the purpose of creating an Electronic Signature.

The “Reader”	means equipment to be acquired by the User Entity to be used with the Smartcard for authentication of the User Entity’s Authorized Users.

The “Smartcard”	means a card supplied by the Seller, memorizing the User Entity’s Authorized User’s identity, personal password and Private Key for use with the Reader for authentication and security purposes.

The “Substantial Extraction”	means permanent or temporary transfer of a substantial part of the Data from the Database by any means or media.

The “Use”	means viewing, Extracting, reviewing, printing, reproducing, on any media, of Data from the Database, under the conditions set forth in these Conditions.

The “User Entity”	means the Buyer.

The “User Guide”	means documentation, which may be in electronic format, designed to assist the Authorized User to use the Database.

Capitalized terms used herein and not otherwise defined in these Conditions shall have the meaning assigned thereto in the Agreement.

2.	SCOPE

2.1
The Seller has built an original Database from Data realized and collected by the Seller related to Airbus aircraft technical and commercial documentation and information, which is available via a set of services known as Airbus On-Line Services  (“Airbus On-Line Services”). The different Airbus On-Line Services may be accessed via Airbus On-Line Services website.

2.2
The Conditions define the terms and conditions under which the Seller grants the User Entity, who accepts, a personal, non-exclusive, non-assignable and non-transferable right to use Data from the Airbus On-Line Services Database for its own professional needs.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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2.3
The User Entity represents to be competent to use and evaluate the Airbus On-Line Services and represents further that the Database matches its professional needs. The User Entity also represents to have the adequate resources to administer its Authorized Users and to implement Electronic Signature technology.

3.	LICENCED RIGHTS

The User Entity shall be granted, for Authorized Users only, a non-exclusive, personal, non-transferable, non-assignable right to access, use, extract, reproduce, print Data from the Database from the site(s) designated by the Seller for its own strictly professional needs for the duration of these Conditions.

Such right shall extend to all Authorized Users of the User Entity on the basis of the level of service selected by the User Entity. The User Entity shall not, under any circumstances, carry out a Substantial Extraction of Data from the Database.

4.	CONFIGURATION

The User Entity acknowledges that the Seller may not be held responsible for any consequences attached to the Seller’s modification from time to time of its information system’s configuration, including its operating system, and of any software used in connection with the Database.

5.	DATABASE CONDITIONS OF USE

5.1
The User Entity shall appoint one or several Administrators who shall be responsible for qualifying, suspending or canceling the qualification of Authorized Users, gathering identification information relative to such Authorized Users, applying to the Certification-Service-Provider for the appropriate Certificate, providing the necessary access equipment as specified by the Seller, registering the Authorized Users and the Authorized User related Certificates with the Seller and managing the Authorized Users.

An Authorized User may access Airbus On-Line Services by logging onto the Airbus On-Line Services website as specified by the Seller. Log on procedures set forth by the Seller and in the Access Procedure Kit made available to the User Entity require a Certificate issued by a Certification-Service-Provider, used with the Authorized User’s Smartcard and a Reader for the Administrator.

5.2
The User Entity is only granted the right to use the Airbus On-Line Services Database services under the terms and conditions set forth herein. The Database shall only be used for the User Entity’s own professional needs. The User Entity shall be solely responsible for the choice of the services it wishes to access.

The User Entity is solely responsible for defining its own search strategy on the Database, for evaluating the appropriateness of the search results and for defining how to use the Data obtained from the Database.

The User Entity shall take every measure necessary to prevent unauthorized access to the Database, the Data and to the documentation including the User Guide. Positive authentication of an Authorized User in the conditions set forth herein and as specified by the Seller shall bind the User Entity for each and every transaction performed by such Authorized User and the User Entity expressly waives any right to repudiate any transaction resulting from such Use.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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The User Entity shall comply with the security procedure as defined by the Seller.

6.	DATABASE AVAILABILITY

The Database shall be available to the User Entity on a 24 hours a day / 7 days a week basis. Notwithstanding the above, the Seller reserves the right to suspend temporarily the access to Airbus On-Line Services where such suspension is necessary for fixing security problems, performing maintenance services, updating and/or upgrading the Database. the Seller shall inform the User Entity in due time before any scheduled suspension, except in case of security problems.

7.	EVIDENTIARY AGREEMENT

The electronic logs produced by the Seller’s information system shall be held as valid evidence of the communications, transactions and payments made between the Seller and the User Entity via reiterated, electronically communicated consent. the Seller shall store such logs in a reasonably secure manner on its information system or any third party’s system or medium.

The Seller shall also ensure that such data contained on such logs are not altered or modified after their initial recording.

8.	ELECTRONIC SIGNATURE

The use by the User Entity of the Certificates together with the Readers remains within the User Entity’s sole control and shall attest:

-	authentication of the User Entity and the Authorized User;
-	authentication of the Data communicated by and/or to the User Entity and the Authorized User;
-	Electronic Signature of the User Entity and the Authorized User.

9.	CERTIFICATION

The Seller shall specify a Certification-Service-Provider, who shall provide for certification of the Authorized Users.

Such Certification-Service-Provider shall, upon the User Entity’s application, issue one or several Certificates containing the identification of the Certification-Service-Provider and the country in which such Certificate was established, the identification of the User Entity and the Authorized User, the User Entity’s and the Authorized User’s Public Key corresponding to the User Entity’s and the Authorized User’s Private Key, the identity code of the Certificate, the Electronic Signature of the Certification-Service-Provider issuing the Certificate and possible limitations on the scope of use of the Certificate.

10.	INTELLECTUAL PROPERTY RIGHTS

10.1
The User Entity is hereby informed that the Database is owned by the Seller and/or its Affiliates, as the case may be, pursuant to French intellectual property laws. The User Entity shall not infringe directly or indirectly the Seller’s and/or its Affiliates’ ownership rights on the Database. The User Entity shall not deactivate the Database-integrated security system.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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10.2
The User Entity is not authorized to make representations in any form whatsoever, to market or to promote the Database or any Data from the Database, whether gratuitously or for a consideration. The User Entity is not authorized to adapt, modify, alter, arrange or translate the Database for any reason. The User Entity is not authorized to create a new Database competing with the Seller’s Database. The User Entity is not authorized to alter in any way the Database’s architecture.

10.3
The User Entity shall inform members of its personnel, agents and representatives of the terms of the foregoing disposition as well as of the terms limiting the Database Use provided under these Conditions. The User Entity shall take all necessary steps to prevent unauthorized access to the Database. The User Entity shall maintain all copyright mentions appearing on the Database, Data and documentation including User Guide, on any media.

10.4	The foregoing does not operate any assignment of intellectual property rights to the User Entity but, rather, grants the User Entity rights to use the Database as provided under these Conditions.

10.5
User documentation, including User Guide and On-Line Help, is and shall remain the Seller’s property. The User Entity is granted a right to use such documentation solely in connection with its Use of the Database.

11.	INTELLECTUAL PROPERTY RIGHTS INDEMNITY

The Seller shall defend and indemnify the User Entity against any claim that the normal Use of the Database infringes the intellectual property rights of any third party, provided that the User Entity:

-	immediately notifies the Seller of any such claim;
-	makes no admission or settlement of any claim;
-	allows the Seller to have sole control over such claim;
-	gives the Seller all reasonable assistance in connection therewith.

12.	WARRANTY

12.1
The Seller warrants that the Database is prepared in accordance with the state of art at the date of conception. Should the Database be found to contain any non-conformity or defect, the User Entity shall notify the Seller promptly thereof and the sole and exclusive liability of the Seller under these Conditions shall be to correct the same at its own expense.

12.2	The above warranty is subject to the following conditions:

12.2.1
By reason of (i) the diversity of the information sources, (ii) the information processing complexity, (iii) the difficulty to control sources by cross-checking, the User Entity shall use the Data with care.

12.2.2	The User Entity shall inform the Seller of any error or lack of Data it may become aware of during the performance of these Conditions. Data transmission occurs at the User Entity’s own risks.

12.2.3
The User Entity shall be solely responsible for selecting and maintaining telecommunication lines, information system equipment and configuration, software, including browser, and software products enabling the User Entity to access the Airbus Airbus On-Line Services website.

12.2.4
The User Entity is aware of the limitations of the Airbus On-Line Services website, including in terms of the network’s availability, speed or malfunction and that it shall in no event hold the Seller responsible for such shortcomings inherent to the network. Further, the User Entity shall ensure that any software, including proprietary software, which may interface with the relevant Database does not affect the Database access conditions.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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12.2.5	The User Entity shall comply with its obligations related to the access and Use of the Database defined in these Conditions.

12.3	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND REMEDIES OF THE USER ENTITY SET FORTH IN THESE CONDITIONS ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE USER ENTITY HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF THE USER ENTITY AGAINST THE SELLER AND/OR ITS SUPPLIERS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE DATABASE MADE AVAILABLE UNDER THESE CONDITIONS INCLUDING BUT NOT LIMITED TO:

(A)	ANY WARRANTY AGAINST HIDDEN DEFECTS;

(B)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(C)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER’S AND/OR ITS SUPPLIERS’ NEGLIGENCE, ACTUAL OR IMPUTED; AND

(E)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF, OR THE DATABASE MADE AVAILABLE HEREUNDER.

THE SELLER AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE DATABASE MADE AVAILABLE UNDER THESE CONDITIONS.

FOR THE PURPOSES OF THIS CLAUSE 12.3, “THE SELLER” SHALL INCLUDE THE SELLER AND ITS AFFILIATES.

13.	NON DISCLOSURE

The User Entity shall not disclose the Database or parts thereof and its contents to any third party without the prior written consent of the Seller. In so far as it is necessary to disclose aspects of the Database to employees, such disclosure is permitted only for the purpose for which the Database is supplied and only to the employee who needs to know the same.

14.	ADMINISTRATIVE AUTHORIZATIONS

The Seller and the User Entity shall assist one another and co-operate in order to obtain and hold all necessary administrative authorizations for the performance of these Conditions.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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15.	PERSONAL DATA PROTECTION

The Seller and the User Entity shall register with the relevant authority or authorities any personal data files or personal data automated processing systems as provided under applicable local laws and shall inform each other of any information system evolution, which could affect such registration(s).

The User Entity is hereby notified in accordance with article 27 of French law n°78-17 of January 6, 1978, that the Seller shall request personal data from the User Entity for accessing the Database. Failure to provide such data shall prevent access to the Database. Personal data shall be used by the Seller, its Affiliates and subcontractors for the sole purpose of connecting and accessing the Database by the User Entity and shall be kept strictly confidential. Such personal data are protected by the above mentioned law.

Personal data may be accessed by the User Entity and, as the case may be, rectified in writing addressed to the Seller. The User Entity shall notify Authorized Users of their aforementioned rights and shall personally abide by applicable rules on personal data protection.

16.	EXCUSABLE DELAYS

16.1
The Seller shall not be responsible nor be deemed to be in default on account of delays in delivery or otherwise in the performance of these Conditions or any part thereof due to causes reasonably beyond the Seller 's or its subcontractors’ control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the User Entity or the governments of the countries of the Seller or its subcontractors, war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or vendor to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor's or vendor's control or failure of the User Entity to comply with its obligations arising out of the present Conditions.

16.2
The Seller shall, as soon as practicable after becoming aware of any delay falling within the provisions of this Clause, notify the User Entity of such delay and of the probable extent thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume performance under these Conditions.

16.3
Should an event of force majeure last for a period extending beyond three (3) months, these Conditions shall be automatically terminated, as a matter of right, unless otherwise agreed in writing, without compensation for either the Seller or the User Entity.

17.      TERMINATION

17.1
In the event of breach of an obligation set forth in these Conditions by either the Seller or the User Entity, which is not cured within 30 days from the date of receipt of a written notice notifying the breach, the non-breaching party shall be entitled to terminate these Conditions.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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17.2	In the event of termination for any cause, the User Entity shall no longer have any right to use the Database, the Seller shall be entitled to retain any amount paid for the ongoing year.

18.	GENERAL PROVISIONS

18.1	Assignment

These Conditions or part thereof may not be assigned to a third party without the prior consent of the other party except that the Seller may assign all or part of these Conditions to any of its Affiliates.

18.2	Law

These Conditions shall be governed by the laws of France. All disputes arising in connection with these Conditions shall be submitted to the competent courts in Toulouse, France.

18.3	Invalidity

In the event that any provision of these Conditions should for any reason be held ineffective, the remainder of these Conditions shall remain in full force and effect.

18.4	Notices

All notices and requests required or authorized hereunder shall be given in writing either by registered mail (return receipt requested) or by telefax at the addresses set forth below. In the case of any such notice or request being given by registered mail, the date upon which it is received by the addressee or, in the case of a telefax, the date upon which it is sent with a correct confirmation printout, shall be deemed to be the effective date of such notice or request.

15	SELLER REPRESENTATIVES

15.1	Customer Support Manager

The Seller shall assign *** based at the Seller's main office to coordinate customer support matters between the Seller's main office and the Buyer after signature of this Agreement for as long as *** Aircraft is operated by the Buyer.

15.2	Customer Services Representatives

15.2.1	The Seller shall provide *** the services of Seller customer services representatives ("Seller’s Representatives") acting in an advisory capacity as defined in Appendix A of this Clause 15.

15.2.2
In the event of a need for non-routine technical assistance, the Buyer shall have non-exclusive access to the Seller’s Representatives closest to the Buyer's main base after the end of the assignment of the Seller’s Representatives referred to in Appendix A of this Clause 15. A list of the contacts for the Seller’s Representatives closest to the Buyer's main base shall be provided to the Buyer.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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15.2.3	The Seller shall cause similar services to be provided by competent representatives of the Propulsion System Manufacturer and by Supplier representatives when necessary and applicable.

15.2.4
The Seller shall provide to the Buyer an annual written accounting of the consumed man-months and any remaining man-month balance.  Such accounting shall be deemed as final and acceptable to the Buyer unless the Seller receives written objection from the Buyer within *** of receipt of such accounting.

15.2.
If requested by the Buyer, Seller Representative services exceeding the allocation specified in Appendix A of this Clause 15 may be provided by the Seller subject to terms and conditions to be mutually agreed.

15.3	Buyer's Service

15.3.1
From the date of arrival of the first of the Seller's Representatives and for the duration of the assignment, the Buyer shall provide *** a suitable lockable office, conveniently located with respect to the Buyer's maintenance facilities, with complete office furniture and equipment including telephone and facsimile connections for the sole use of the Seller's Representatives.

15.3.2
The Buyer shall reimburse the Seller the costs for the initial and termination assignment travel of the Seller’s Representatives of *** confirmed ticket, Business Class, to and from their place of assignment and TOULOUSE, FRANCE.

15.3.3	The Buyer shall also reimburse the Seller the costs for air transportation for the annual vacation of the Seller’s Representatives to and from their place of assignment and TOULOUSE, FRANCE.

15.3.4
In case of on site support needed, should the Buyer request any of the Seller's Representatives referred to in Clause 15.2 above, to travel on business to a city other than his usual place of assignment, the Buyer shall be responsible for all related transportation costs on Buyer’s network.

15.3.5
The Buyer shall assist the Seller to obtain from the civil authorities of the Buyer's country those documents which are necessary to permit the Seller's Representatives to live and work in the Buyer's country.

15.3.6	The Buyer shall reimburse to the Seller charges, taxes, duties, imposts or levies of any kind whatsoever, imposed by authorities of the Buyer's country upon :

- the entry into or exit from the Buyer's country of the Seller's Representatives and their families,

- the entry into or the exit from the Buyer's country of the Seller's Representatives and their families' personal property,

- the entry into or the exit from the Buyer's country of the Seller's property.

15.4	Withdrawal of the Seller's Representatives

The Seller shall have the right to withdraw its assigned Seller Representatives as it sees fit if conditions arise which are in the Seller's opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 15 – 8/24

15.5	Seller's Representatives' Status

In providing the above technical services, the Seller's Representatives and other employees are deemed to be acting in an advisory capacity only and at no time shall they be deemed to act as Buyer's employees or agents, either directly or indirectly.

15.6	Indemnities

INDEMNIFICATION PROVISIONS APPLICABLE TO THIS CLAUSE 15 ARE SET FORTH IN CLAUSE 19.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 15 – 9/24

APPENDIX A TO CLAUSE 15

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation that is provided to the Buyer pursuant to Clause 15.2 is defined hereunder.

1	The Buyer shall be provided a total of *** man-months of Seller Representative services at the Buyer's main base or at other locations to be mutually agreed.

2	For clarification, such Seller Representatives’ services shall include initial Aircraft Entry Into Service (EIS) assistance and sustaining support services.

3	The number of the Seller’s Representatives assigned to the Buyer at any one time shall be mutually agreed, but at no time shall it exceed *** men.

4
Absence of an assigned Seller’s Representative during normal statutory vacation periods are covered by the Seller’s Representatives as defined in Clause 15.2.2 and as such are accounted against the total allocation provided in item 1 above.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 16 - 1/10

16	TRAINING AND TRAINING AIDS

16.1	General

This Clause covers the terms and conditions for the supply of training and training aids for the Buyer's personnel to support the Aircraft operation.

16.2	Scope

16.2.1	The range and quantities of training and training aids to be provided *** under this Agreement are covered in Appendix A to this Clause 16.

16.2.2	The contractual training courses shall be provided up to *** under this Agreement.

16.2.3	In the event that the Buyer should use none or only part of the training or training aids to be provided pursuant to this Clause, no compensation or credit of any sort shall be provided.

16.3	Training Organization / Location

16.3.1	The Seller shall provide the training at its training center in BLAGNAC, FRANCE, or one of its affiliated training centers.

16.3.2
In the event of the non-availability of facilities or scheduling imperatives making training by the Seller impractical, the Seller shall make arrangements for the provision to the Buyer of such training support elsewhere.

16.3.3
Upon the Buyer's request the Seller may also provide certain training at one of the Buyer's bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in sub-Clause 16.6.2 shall be borne by the Buyer.

16.4	Training Courses

16.4.1
Training courses, as well as the minimum and maximum numbers of trainees per course provided for the Buyer's personnel are defined in the applicable brochure describing the various Seller’s training courses (“the Seller's Training Course Catalog”) and will be scheduled as mutually agreed upon during a training conference (“the Training Conference”) to be held at least ***

16.4.2	When training is performed by the Seller:

(i)
Training courses shall be the Seller's standard courses as described in the Seller's applicable Training Course Catalog valid at the time of the execution of the course. The Seller shall be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses;

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 16 - 2/10

(ii)
The training curricula and the training equipment may not be fully customized. However, academic curricula may be modified to include the most significant of the Buyer's Aircraft Specification (to the exclusion of Buyer Furnished Equipment) as known at the latest *** to the date of the first training course planned for the Buyer. The equipment used for training of flight and maintenance personnel shall not be fully customized; however, this equipment shall be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller's teaching programs. Training data and documentation shall not be revised ;

(iii)
Training data and documentation for trainees receiving the contractual training at the Seller's training centers shall be ***. Training data and documentation shall be marked "FOR TRAINING ONLY" and as such are supplied for the sole and express purpose of training ;

(iv)
Upon the request of the Buyer, the Seller will collect and pack for consolidated shipment to the Buyer's facility, all training data and documentation of the Buyer's trainees attending training at the Seller's training center in BLAGNAC, FRANCE at no charge to the Buyer ;

The above shipment shall be delivered Free Carrier (“FCA”) Toulouse, Blagnac Airport, as the term Free Carrier (“FCA”) is defined by publication N°560 of the International Chamber of Commerce published in January 2000. Title to and risk of loss of said shipment shall pass to the Buyer upon delivery.

16.4.3
In the event of the Buyer deciding to cancel or re-schedule a training course, a minimum advance notice of *** shall be required. Any later cancellation or change, when courses cannot be allocated to other customers, shall be deducted from the training allowances defined herein or be charged to the Buyer, as applicable.

16.4.4
In fulfillment of its obligation to provide training courses, when the Seller performs the training courses, the Seller shall deliver to the trainees a certificate of completion at the end of any such training course. The Seller's certificate does not represent authority or qualification by any official Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification.

In the event of the training being provided by a training provider selected by the Seller, the Seller shall cause such training provider to deliver a certificate of completion at the end of any such training course. Such certificate shall not represent authority or qualification by any official Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification

16.5	Prerequisites

16.5.1
Training will be conducted in English and all training aids are written in English using common aeronautical terminology. Trainees must have the prerequisite experience as defined in Appendix "B" to this Clause 16.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 16 - 3/10

It is clearly understood that the Seller’s training courses are "Transition Training Courses" and not "Ab Initio Training Courses".

Furthermore, the Buyer shall be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.5.2
The Buyer shall provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to check the trainees' proficiency and previous professional experience. The Seller shall in no case warrant or otherwise be held liable for any trainee's performance as a result of any training services thus provided.

16.5.3
Upon the Buyer's request, the Seller may be consulted to direct the above mentioned trainee(s) through a relevant entry level training program, which shall be at the Buyer's charge, and, if necessary, to coordinate with competent outside organizations for this purpose. Such consultation shall be held during the Training Conference.

In the event the Seller should determine that a trainee lacks the required entry level, such trainee shall, following consultation with the Buyer, be withdrawn from the program and shall then be considered to be at the Buyer's disposal.

16.6	Logistics

16.6.1	Trainees

16.6.1.1	The Seller shall provide free local transportation by bus for the Buyer's trainees to and from designated pick up points and the Seller’s or the Seller's affiliated training center.

16.6.1.2	Living expenses for the Buyer's trainees are to be borne by the Buyer.

16.6.2	Seller's Instructors – Training at External Location

In the event that at the Buyer’s request, training is provided by the Seller's instructors at any location other than the Seller's training centers, the Buyer shall reimburse the Seller for all the expenses related to the assignment of such instructors and their performance of the duties as aforesaid.

16.6.2.1	Living Expenses

Such expenses, covering the entire period from day of secondment to day of return to the Seller's base, shall include but shall not be limited to lodging, food and local transportation to and from the place of lodging and the training course location. The Buyer shall reimburse the Seller for such expenses on the basis of *** during the Training Conference.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 16 - 4/10

16.6.2.2	Air Travel

The Buyer shall reimburse the Seller the costs for the Seller's instructors in confirmed business class to and from the Buyer's designated training site and the Seller's training center. The Seller shall make its reasonable efforts to use Buyer’s network.

16.6.2.3	Training Material

The Buyer shall reimburse the Seller the cost of shipment for the training material needed to conduct such courses.

16.6.2.4	Transportation Services

The Buyer shall be solely liable for any and all delay in the performance of the training outside of the Seller's training centers associated with the transportation services described above.

16.6.3	Training Equipment Availability - Training at External Location

Training equipment necessary for course performance at any course location other than the Seller's training centers or the facilities of the training provider selected by the Seller shall be provided by the Buyer in accordance with the Seller's specifications.

16.7	Flight Operations Training

16.7.1	Flight Crew Training Course

16.7.1.1
The Seller shall perform a flight crew training course program (regular transition program or a cross crew qualification program as applicable) for the Buyer's flight crews, each of which shall consist of *** captain *** and *** first officer, as defined in Appendix A to this Clause 16. The training manual used shall be the Seller’s Flight Crew Operating Manual.

The Buyer shall provide the Seller with an attendance list of trainees and return to the Seller the Airbus Trainee Questionnaire detailing the associated pilot background at the latest *** before the start of the training course.

16.7.1.2
Whenever base flight training is required, the Buyer shall use its delivered Aircraft for said base flight training, which shall *** session of *** per pilot. When such base flight crew training is performed at a designated site of the Seller, the Seller shall provide *** line maintenance, including servicing, preflight checks and changing of minor components, subject to conditions agreed in the present Agreement.

16.7.1.3	The Buyer shall provide mutually agreed spare parts as required to support said Aircraft in-flight training and shall provide insurance in line with Clause 16.12.

16.7.1.4	In all cases, the Buyer shall bear all expenses such as fuel, oil and landing fees.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 16 - 5/10

16.7.2	Flight Crew Line Initial Operating Experience

16.7.2.1
In order to assist the Buyer with initial operating experience after delivery of the first Aircraft, the Seller shall provide to the Buyer pilot instructor(s) as defined in Appendix A to this Clause 16.

16.7.2.2
The Buyer shall reimburse the expenses for each such instructor in accordance with Clause 16.6.2. Additional pilot instructors can be provided at the Buyer's expense and upon conditions to be mutually agreed upon.

16.7.3	Cabin Attendants' Familiarization Course

The Seller shall provide cabin attendants' course(s) to the Buyer's cabin attendants, as defined in Appendix A to this Clause 16.

The cabin attendants' course, when incorporating the features of the Buyer's Aircraft, can be given at the earliest *** before the delivery date of the Buyer's first Aircraft.

16.7.4	Performance / Operations Course

The Seller shall provide performance/operations training for the Buyer's personnel as defined in Appendix A to this Clause 16.

The available courses are listed in the Seller's applicable Training Courses Catalog.

16.8	Maintenance Training

The Seller shall provide maintenance training for the Buyer's ground personnel as defined in Appendix A to this Clause 16.

The available courses are listed in the Seller's applicable Training Courses Catalog.

The Buyer shall provide the Seller with an attendance list of trainees at the latest *** before the start of the training course.

16.8.1	On-the-Job Training

Upon the Buyer's request, the Seller may be consulted to identify competent outside organizations to provide on-the-job training, which shall be at the Buyer's charge.

16.8.2	Line Maintenance Initial Operating Experience Training

In order to assist the Buyer during the entry into service of the Aircraft, the Seller shall provide to the Buyer maintenance instructor(s) at the Buyer's base as defined in Appendix A to this Clause 16.

16.8.2.1
This line maintenance training shall cover training in handling and servicing of Aircraft, flight crew / maintenance coordination, use of Technical Data, CAATS, ADRES, and any other activities which may be deemed necessary after delivery of the first Aircraft.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 16 - 6/10

16.8.2.2	The Buyer shall reimburse the expenses for said instructor(s) in accordance with Clause 16.6.2. Additional maintenance instructors can be provided at the Buyer's expense.

16.9	Supplier and Engine Manufacturer Training

The Seller shall ensure that major Suppliers and the applicable Propulsion System Manufacturer provide maintenance training and overhaul training on their products at appropriate times.

A list of the Suppliers concerned may be supplied to the Buyer upon request.

16.10	Training Aids for the Buyer’s Training Organization

16.10.1	The Seller shall provide to the Buyer the Airbus Computer Based Training (Airbus CBT) and training aids, as used in the Seller's training centers, *** as defined in Appendix A to this Clause 16.

The Airbus CBT and training aids supplied to the Buyer shall be similar to those used in the Seller’s training centers for the training provided for the Buyer. The Airbus CBT shall be revised during the period when training courses covered by this Agreement are performed for the Buyer in the Seller’s training center and within the limit defined in Clause 16.2.2.

16.10.2	Delivery

16.10.2.1	The Seller shall deliver to the Buyer the Airbus CBT and training aids as defined in Appendix A to this Clause 16, at a date to be mutually agreed during the Training Conference.

16.10.2.2	Those items supplied to the Buyer pursuant to Clause 16.10.1 above shall be delivered FCA Toulouse, Blagnac Airport. Title to and risk of loss of said items shall pass to the Buyer upon delivery.

16.10.2.3	All costs related to transportation and insurance of said items from the FCA point to the Buyer's facilities shall be at the Buyer's expense.

16.10.3	Installation

16.10.3.1
Upon the Buyer’s request, the Seller may assist the Buyer with the initial installation of the Airbus CBT at the Buyer's facility following notification in writing that the various components, which are in accordance with specifications defined in the Airbus CBT Technical Catalog, are ready for installation and available at the Buyer's facility.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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16.10.3.2	The Buyer shall provide any and all the necessary hardware on which the Airbus CBT shall be installed and Seller shall not be responsible for any incompatibility of such hardware with the Airbus CBT.

16.10.3.3
The Airbus CBT will be installed by the Buyer's personnel, who shall have followed the Seller's Airbus CBT Familiarization, and the Seller shall be held harmless from any damage to person and/or to property caused by or in any way connected with the handling and/or installation of the Airbus CBT by the Buyer's personnel.

16.10.3.4
The Buyer shall reimburse the expenses in accordance with Clause 16.6.2, for the Seller's personnel required at the Buyer's facility to conduct Airbus CBT Familiarization and/or provide installation assistance.

16.10.4	License

16.10.4.1	The Seller shall grant the Buyer a Licence to use the Airbus CBT, as defined in Appendix C to this Clause 16.

16.10.4.2	Supply of additional sets of courseware supports, as well as any extension to the Licence of such courseware, shall be subject to terms and conditions to be mutually agreed.

16.10.5
The Seller shall not be responsible and hereby disclaims any and all liabilities resulting from or in connection with the use by the Buyer of the Airbus CBT and training aids at the Buyer’s facilities.

16.11	Proprietary Rights

The Seller's training data and documentation, Airbus CBT and training aids are proprietary to the Seller and its suppliers and the Buyer agrees not to disclose the content of the courseware or any information or documentation provided by the Seller in relation to training in whole or in part, to any third party without the prior written consent of the Seller.

16.12	Indemnities and Insurance

INDEMNIFICATION PROVISIONS AND INSURANCE REQUIREMENTS APPLICABLE TO THIS CLAUSE 16 ARE AS SET FORTH IN CLAUSE 19.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 16 - 8/10

APPENDIX A TO CLAUSE 16

APPENDIX "A" TO CLAUSE 16

TRAINING ALLOWANCE

1.	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Line Initial Operating Experience

The Seller shall provide to the Buyer pilot instructor(s) *** for a period of *** pilot instructor months.

The maximum number of pilot instructors present at any one time shall be limited to *** pilot instructors.

1.2	Performance / Operations Course(s)

1.2.1	The Seller shall provide to the Buyer *** of performance / operations training *** for the Buyer's personnel.

1.2.2	The above trainee days shall be used solely for the performance/operations training courses as defined in the Seller’s applicable Training Course Catalog.

2	MAINTENANCE TRAINING

2.1	Maintenance Training Courses

2.1.1	The Seller shall provide to the Buyer *** per Aircraft up to a maximum of *** for the Buyer's personnel.

2.1.2	The above trainee days shall be used solely for the Maintenance training courses as defined in the Seller’s applicable Training Courses Catalog.

2.1.3	Notwithstanding the trainee days allowance in Clause 2.1.1 above, the number of Engine Run-up courses shall be limited to *** course for *** Aircraft and to a *** courses in total.

3	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

-
for instruction at the Seller's training centers : *** of instruction for *** trainee equals ***. The number of trainees at the beginning of the course shall be counted as the number of trainees considered to have taken the course.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 16 - 9/10

APPENDIX A TO CLAUSE 16

-	for instruction outside of the Seller's training centers : *** of secondment of *** Seller instructor equals the actual number of trainees attending the course or a ***.

4	TRAINING AIDS FOR BUYER'S TRAINING ORGANIZATION

The Seller shall provide to the Buyer *** Airbus CBT for workstation(s) as related to the Aircraft type(s) as covered by this Agreement. The detailed description of the Airbus CBT will be provided to the Buyer at the Training Conference.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 16 - 10/10

APPENDIX B TO CLAUSE 16

APPENDIX "B" TO CLAUSE 16

MINIMUM RECOMMENDED QUALIFICATION

IN RELATION TO TRAINING REQUIREMENTS

(Regular Transition Courses)

The prerequisites listed below are the minimum recommended requirements specified for Airbus training. If the appropriate regulatory agency or the specific airline policy of the trainee demand greater or additional requirements, they shall apply as prerequisites.

-	CAPTAIN prerequisites

.	Fluency in English
.	1500 hours minimum flying experience as pilot
.	1000 hours experience on FAR/JAR 25 aircraft
.	200 hours experience as airline, corporate pilot or military pilot
.	Must have flown transport type aircraft, as flying pilot, within the last 12 months.

-	FIRST OFFICER prerequisites

.	Fluency in English
.	500 hours minimum flying experience as pilot of fixed wing aircraft
.	300 hours experience on FAR/JAR 25 aircraft
.	200 hours flying experience as airline pilot or a corporate pilot or military pilot
.	Must have flown transport type aircraft, as flying pilot, within the last 12 months.

For both CAPTAIN and FIRST OFFICER, if one or several of the above criteria are not met, the trainee must follow:

(i)	an adapted course (example : if not fluent in English, an adapted course with a translator to be provided by the Buyer) or,

(ii)	an ELT (Entry Level Training) program before coming to the training center to follow the regular or the adapted course.

Such course(s), if required, shall be at the Buyer's expense.

-	Maintenance Personnel prerequisites

.	Fluency in English
.	Experience on first or second jet transport category aircraft

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 16 - 11/10

APPENDIX B TO CLAUSE 16
APPENDIX C TO CLAUSE 16

***
[***Following three pages omitted***]

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 16 - 12/10

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

17.1.1	The Seller has obtained enforceable and transferable product support agreements from Suppliers of Seller Furnished Equipment listed in the Specification.

17.1.2	These agreements are based on the "World Airlines Suppliers Guide" and include Supplier commitments as contained in the "Supplier Product Support Agreements" which include the following provisions:

17.1.2.1
Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts. Such technical data and manuals shall be prepared in accordance with the applicable provisions of ATA Specification including revision service and be published in the English language. The Seller shall recommend that software data, where applicable, be supplied in the form of an appendix to the Component Maintenance Manual, such data shall be provided in compliance with the applicable ATA Specification.

17.1.2.2	Warranties and guarantees including standard warranties. In addition, landing gear Suppliers shall provide service life policies for selected structural landing gear elements.

17.1.2.3	Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer's instructors, shop and line service personnel.

17.1.2.4	Spares data in compliance with ATA 200/2000 Specification, initial provisioning recommendations, spare parts and logistic service including routine and expedited deliveries.

17.1.2.5	Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.2	Supplier Compliance

The Seller shall monitor Supplier compliance with support commitments defined in the "Supplier Product Support Agreements" and shall take remedial action together with the Buyer if necessary.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 17 - 1/1

18	BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1
***, the Seller shall provide for the installation of those items of equipment which are identified in the Specification as being furnished by the Buyer ("Buyer Furnished Equipment" or "BFE"), provided that they are referred to in the Airbus BFE Catalog of Approved Suppliers by Products valid at time of ordering of the concerned BFE.

The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition including the description of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof.  The Buyer shall furnish such detailed description and information by the dates so specified.  Such information, dimensions and weights shall not thereafter be revised unless authorised by a Specification Change Notice.

The Seller shall also furnish in due time to the Buyer a schedule of dates and indication of shipping addresses for delivery of BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule.  The Buyer shall provide such equipment by such dates in a serviceable condition, in order to allow performance of any assembly, test, or acceptance process in accordance with the industrial schedule.

The Buyer shall also provide, when requested by the Seller, at AIRBUS FRANCE S.A.S. works in TOULOUSE (FRANCE) and/or at AIRBUS DEUTSCHLAND GmbH, Division Hamburger Flugzeugbau Works in HAMBURG (FEDERAL REPUBLIC OF GERMANY) adequate field service including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.2	The Seller shall be entitled to refuse any item of BFE which it considers incompatible with the Specification, the above mentioned engineering definition or the certification requirements.

18.1.3
The BFE shall be imported into FRANCE or into the FEDERAL REPUBLIC OF GERMANY by the Buyer under a suspensive customs system ("Régime de l'entrepôt industriel pour fabrication coordonnée" or "Zollverschluss") without application of any French or German tax or customs duty, and shall be Delivered Duty Unpaid (DDU) according to the Incoterms definition.

Shipping Addresses:

AIRBUS FRANCE S.A.S.
316 Route de Bayonne
31300 TOULOUSE
FRANCE

or

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 18 - 1/3

AIRBUS DEUTSCHLAND GmbH
Division Hamburger Flugzeugbau
Kreetslag 10
21129 HAMBURG
FEDERAL REPUBLIC OF GERMANY

as provided in Clause 18.1.

18.1.4
If the Buyer requests the Seller to supply directly certain items which are considered as BFE according to the Specification and if such request is notified to the Seller in due time in order not to affect the Scheduled Delivery Month of the Aircraft, the Seller may agree to order such items subject to the execution of a Specification Change Notice reflecting the effect on price, escalation adjustment, and any other conditions of the Agreement.  In such a case the Seller shall be entitled to the payment of a reasonable handling charge and shall bear no liability in respect of delay and product support commitments for such items which shall be the subject of separate arrangements between the Buyer and the relevant supplier.

18.2	Aviation Authorities' Requirements

The Buyer is responsible for, at its expense, and warrants that BFE shall be manufactured by a qualified supplier, shall meet the requirements of the applicable Specification, shall comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, shall be approved by the Aviation Authorities delivering the Export Certificate of Airworthiness and by the Buyer's Aviation Authority for installation and use on the Aircraft at the time of Delivery of such Aircraft.

18.3	Buyer's Obligation and Seller's Remedies

18.3.1
Any delay or failure in complying with the foregoing warranty or in providing the descriptive information or service representatives mentioned in Clause 18.1 or in furnishing the BFE in serviceable condition at the requested delivery date or in obtaining any required approval for such equipment under the above mentioned Aviation Authorities regulations may delay the performance of any act to be performed by the Seller, and cause the Final Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller's additional costs, attributable to such delay or failure such as storage, taxes, insurance and costs of out-of sequence installation.

18.3.2	Further, in any such event, the Seller may:

(i)
select, purchase and install an equipment similar to the involved one, in which event the Final Price of the affected Aircraft shall also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and if so required and not already provided for in the price of the Aircraft for adjustment and calibration; or

(ii)
if the BFE shall be so delayed by more than ***, or unapproved *** deliver the Aircraft without the installation of such equipment, notwithstanding the terms of Clause 7 insofar as it may otherwise have applied, and the Seller shall thereupon be relieved of all obligations to install such equipment.  The Buyer may also elect to have the Aircraft so delivered.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 18 - 2/3

18.4	Title and Risk of Loss

Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) shall be with the Seller for the period starting upon delivery of the BFE to the Seller’s facilities until the Aircraft is delivered to the Buyer.

19	INDEMNIFICATION AND INSURANCE

19.1	Indemnities Relating to Inspection, Technical Acceptance Process and Ground Training

19.1.1
The Seller shall, except in case of gross negligence or wilful misconduct of the Buyer, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its directors, officers, agents and employees, its Affiliates and their respective insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of loss of or damage to the Seller's property and/or injury to or death of the directors, officers, agents or employees of the Seller and/or from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) for any damage caused by the Seller to third parties arising out of or in any way connected with any ground check, check or controls under Clause 6 or Clause 8 of this Agreement and/or Ground Training Services and for any damage caused by the Buyer and/or the Seller to third parties arising out of or in any way connected with technical acceptance flights under Clause 8 of this Agreement.

19.1.2
The Buyer shall, except in case of gross negligence or wilful misconduct of the Seller, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates, its Suppliers and their respective insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of loss of or damage to the Buyer’s property and/or injury to or death of the directors, officers, agents or employees of the Buyer and/or from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) for any damage caused by the Buyer to third parties, arising out of or in any way connected with any ground check, check or controls under Clause 6 or Clause 8 of this Agreement and/or Ground Training Services.

19.2	Indemnities Relating to Training on Aircraft after Delivery

19.2.1
The Buyer shall, except in the case of gross negligence or wilful misconduct of the Seller, its directors, officers, agents and employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates, its Suppliers and their respective insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person (including any of the Buyer's directors, officers, agents and employees utilising such training services, but not directors, officers, agents and employees of the Seller) and/or for loss of or damage to any property and/or for loss of use thereof arising (including the aircraft on which the training services are performed), arising out of or in any way connected to the performance of any Aircraft Training Services.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 18 - 3/3

19.2.2
The foregoing indemnity shall not apply with respect to the Seller’s legal liability towards any person other than the Buyer, its directors, officers, agents or employees arising out of an accident caused solely by a product defect in the Aircraft delivered to and accepted by the Buyer hereunder.

19.3	Indemnities relating to Seller Representatives Services

19.3.1
The Buyer shall, except in case of gross negligence or wilful misconduct of the Seller, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Seller, its  Affiliates, its Suppliers and their respective insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) for all injuries to or death of persons (excepting injuries to or death of the Seller’s Representatives) and for loss of or damage to property and/or loss of use thereof howsoever arising out of or in connection with the Seller’s Representatives’ Services.

19.3.2
The Seller shall, except in case of gross negligence or wilful misconduct of the Buyer, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its directors, officers, agents and employees, its Affiliates and their respective insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) for all injuries to or death of the Seller’s Representatives in connection with the Seller’s Representatives’ Services.

19.4	Insurances

For all training periods on aircraft, the Buyer shall cause the Seller, as defined in Clause 19.5 hereof, its Affiliates, its Suppliers and their respective insurers to be named as additional insureds under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils, to the extent of the Buyer's undertaking set forth in Clause 19.2.1. With respect to the Buyer's Hull All Risks and Hull War Risks insurances and Allied Perils, the Buyer shall cause the insurers of the Buyer's hull insurance policies to waive all rights of subrogation against the Seller, as defined in Clause 19.5 hereof, its Affiliates, its Suppliers and their respective insurers to the extent of the Buyer's undertaking set forth in Clause 19.2.1.

Any applicable deductible shall be borne by the Buyer. With respect to the above policies, the Buyer shall furnish to the Seller, not less than seven (7) working days prior to the start of any such training period, certificates of insurance, in English, evidencing the limit of liability cover and period of insurance in a form acceptable to the Seller from the Buyer's insurance broker(s) certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer's policies are primary and non-contributory to any insurance maintained by the Seller;

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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(ii)
such insurance  can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller; and

(iii)
under any such cover, all rights of subrogation against the Seller, its Affiliates, its Suppliers and their respective insurers, have been waived to the extent of the Buyer's undertaking and specifically referring to Clause 19.2.1 and to this Clause 19.4.

19.5	Seller and Affiliates

For the purposes of this Clause 19, "the Seller and its Affiliates" include the Seller, its subsidiaries, Airbus North America Customer Services, Hua-Ou Airbus - CASC Aviation Training Center, the Members, Airbus S.A.S. and its shareholders, each of the associated sub-contractors, the assignees of each of the foregoing, and their respective directors, officers, agents and employees.

19.6	Notice of Claims

If any claim is made or suit is brought against either party (or its respective directors, officers, agents or employees) for damages for which liability has been assumed by the other party in accordance with the provisions of this Agreement, the party against which a claim is so made or suit is so brought shall promptly give notice to the other party, and the latter shall (unless otherwise requested by the former party against which a claim is so made or suit is so brought, in which case the other party nevertheless shall have the right to) assume and conduct the defence thereof, or effect any settlement which it, in its opinion, deems proper.

20	TERMINATION

20.1	Termination for Insolvency

In the event that either the Seller or the Buyer:

(a)	makes a general assignment for the benefit of creditors or becomes insolvent;

(b)	files a voluntary petition in bankruptcy;

(c)	petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets;

(d)
commences under the laws of any competent jurisdiction any proceeding involving its insolvency, bankruptcy, readjustment of debt, liquidation or any other similar proceeding for the relief of financially distressed debtors;

(e)	becomes the object of any proceeding or action of the type described in (c) or (d) above and such proceeding or action remains undismissed or unstayed for a period of at ***; or

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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(f)	is divested of a substantial part of its assets for a period of at ***,

then the other party may, to the full extent permitted by law, by written notice, terminate all or part of this Agreement.

20.2	Termination for Non-Payment of Predelivery Payments

If for any Aircraft the Buyer fails to make any Predelivery Payments at the time, in the manner and in the amount specified in Clause 5.3 the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft.

20.3	Termination for Failure to Take Delivery

If the Buyer fails to comply with its obligations as set forth under Clause 8 and/or Clause 9, or fails to pay the Final Price of the Aircraft, the Seller shall have the right to put the Buyer on notice to do so within a period of *** after the date of such notification.

If the Buyer has not cured such default within such period, the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft.

All costs referred to in Clause 9.2.3 and relating to the period between the notified date of delivery (as referred to in Clause 9.2.3) and the date of termination of all or part of this Agreement shall be borne by the Buyer.

20.4	Termination for Default under other Agreements

If the Buyer fails to perform or comply with any material obligation expressed to be assumed by it in any other agreement between Buyer and Seller or any subsidiary, associate or Affiliate of the Seller and such failure is not remedied *** after the Seller has given notice thereof to the Buyer, then the Seller may, by written notice, terminate all or part of this Agreement.

20.5	General

20.5.1
To the full extent permitted by law, the termination of all or part of this Agreement pursuant to Clauses 20.1, 20.2, 20.3 and 20.4 shall become effective immediately upon receipt by the relevant party of the notice of termination sent by the other party without it being necessary for either party to take any further action or to seek any consent from the other party or any court or arbitral panel having jurisdiction.

20.5.2
The right for either party under Clause 20.1 and for the Seller under Clauses 20.2, 20.3, and 20.4 to terminate all or part of this Agreement shall be without prejudice to any other rights and remedies available to such party to seek termination of all or part of this Agreement before any court or arbitral panel having jurisdiction pursuant to any failure by the other party to perform its obligations under this Agreement.

20.5.3
If the party taking the initiative of terminating this Agreement decides to terminate part of it only, the notice sent to the other party shall specify those provisions of this Agreement which shall be terminated.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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20.5.4
In the event of termination of this Agreement following a default from the Buyer, including but not limited to a default under Clauses 20.1, 20.2, 20.3 and 20.4, the Seller without prejudice to any other rights and remedies available under this Agreement or by law, shall retain an amount equal to all predelivery payments, deposits, option fees and any other monies paid by the Buyer  to the Seller under this Agreement and corresponding to the Aircraft, services, data and other items covered by such termination.

21	ASSIGNMENTS AND TRANSFERS

21.1	Assignments by Buyer

Except as hereinafter provided, the Buyer may not sell, assign, novate or transfer its rights and obligations under this Agreement to any person without the prior written consent of the Seller, which shall not unreasonably be withheld.

21.1.1	Assignments for Predelivery Financing

The Buyer shall be entitled to assign its rights under this Agreement at any time in order to provide security for the financing of any Predelivery Payments subject to such assignment being in form and substance acceptable to the Seller.

21.1.2	Assignments for Delivery Financing

The Buyer shall be entitled to assign its rights under this Agreement at any time in connection with the financing of its obligation to pay the Final Price subject to such assignment being in form and substance acceptable to the Seller.

21.2	Assignments by Seller

The Seller may at any time sell, assign, novate or transfer its rights and obligations under this Agreement to any person, provided such sale, assignment or transfer be notified to Buyer and shall not have  adversely effect any of Buyer’s rights and obligations under this Agreement.

21.2.1	Transfer of Rights and Obligations upon Reorganisation

If at any time until the date upon which all the obligations and liabilities of the Seller under this Agreement have been discharged, the legal structure, the membership or the business of the Seller is reorganised or the legal form of the Seller is changed and as a consequence thereof the Seller wishes the Buyer to accept the substitution of the Seller by another entity within the restructured Airbus group (or the Seller in its new legal form) ("Newco") as contemplated below, the Seller shall promptly notify the Buyer of its wish.

In such event, the Seller may request the Buyer to enter into a novation agreement and/or other agreement having the same effect whereby the Seller's rights and obligations under this Agreement are novated or transferred in favour of Newco.  Upon receipt of such request, the Buyer shall enter into a novation agreement and/or other appropriate documentation provided that the Buyer's rights and obligations under this Agreement are not materially adversely affected by such novation/transfer.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 22 - 4/8

Until any such novation agreement/other appropriate documentation has come into effect, this Agreement shall remain in full force and effect, and each party shall act diligently and in good faith to implement the novation agreement/appropriate transfer documentation as soon as practicable after Newco has come into existence.

22	MISCELLANEOUS PROVISIONS

22.1	Data Retrieval

The Buyer shall provide the Seller, as the Seller may reasonably request, with all the necessary data as customarily compiled by the Buyer and pertaining to the operation of the Aircraft to assist the Seller in making efficient and coordinated survey of all reliability, maintainability, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

22.2	Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized representative of the party to whom the same is given or by registered mail (return receipt requested), express mail (tracking receipt requested) or by facsimile, to be confirmed by subsequent registered mail, and the date upon which any such notice or request is so personally delivered or if such notice or request is given by registered mail, the date upon which it is received by the addressee or, if given by facsimile, the date upon which it is sent with a correct confirmation printout, provided that if such date of receipt is not a business day notice shall be deemed to have been received on the first following business day, shall be deemed to be the effective date of such notice or request.

Seller’s address for notices is:

AIRBUS
Attn. To V. P. Contracts
1 Rond-Point Maurice Bellonte
31707 Blagnac Cedex
France

Buyer’s address for notices is:

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Attention to Vice President
Bai Yun Airport
Guangzhou 510405
People’s Republic of China

or such other address or such other person as the party receiving the notice or request may reasonably designate from time to time.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 22 - 5/8

22.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, or to exercise any right herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision.  The express waiver (whether made one (1) or several times) by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4	Law and Jurisdiction

22.4.1	This Agreement shall be governed by and construed in accordance with the laws of England.

22.4.2
Any dispute arising out of or in connection with this Agreement shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with such rules.

Arbitration shall take place in London in the English language.

22.5	Contracts (Rights of Third Parties) Act 1999

The parties do not intend that any term of this Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Agreement.

Subject only to the terms of Clause 21 (Assignments and Transfers) of this Agreement, the parties may rescind, vary, waive, release, assign, novate or otherwise dispose of all or any of their respective rights or obligations under this Agreement without the consent of any person who is not a party to this Agreement.

22.6	International Supply Contract

The Buyer and the Seller recognise that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein.

The Buyer and the Seller hereby also agree that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this transaction.

22.7	Severability

In the event that any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 22 - 6/8

22.8	Alterations to Contract

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto.  This Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

22.9	Language

All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

This Agreement has been executed in three (3) original copies which are in English, and may be executed in counterparts.

22.10	Confidentiality

This Agreement including any Exhibits or other documents related hereto shall be treated by both parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to professional advisors for the purpose of implementation hereof.  In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party hereto.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 22 - 7/8

IN WITNESS WHEREOF this Agreement was entered into the day and year first above written.

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS SNC
COMPANY LIMITED

By : /s/ Yuan Xinan	By: /s/ Guy Brunon

Name: Yuan Xinan	Name: Guy Brunon

Title: Vice President	Title: VP Contracts

Date: April 9, 2004	Date: April 9, 2004

CHINA SOUTHERN AIRLINES (GROUP)	WHITNESSED BY:
IMPORT AND EXPORT TRADING
CORPORATION

By: /s/ Zhou Yongqian	By: /s/ Laurence Barron

Name: Zhou Yongqian	Name: Laurence Barron

Title: General Manager	Title: President Airbus China

Date: April 9, 2004	Date: April 9, 2004

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Clause 22 - 8/8

AMENDMENT No.1

TO THE A319/A320 PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

AND

CHINA SOUTHERN AIRLINES COMPANY LIMITED

(1)	as Airline

AND

CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION

As Trading Corporation

Both Airline and Trading Corporation

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Amendment No. 1- 1/5

A319/A320 AMENDMENT No.1

This amendment No.1 to the A319/A320 Purchase Agreement dated as of April 09, 2004 is made on this 11th day of November 2004,

BETWEEN

AIRBUS S.A.S., a société par actions simplifiée, legal successor of Airbus S.N.C., formerly known as Airbus G.I.E having its registered office at:

1 Rond-Point Maurice Bellonte
31707 BLAGNAC Cedex
FRANCE

(hereinafter referred to as "the Seller") of the one part,

AND

CHINA SOUTHERN AIRLINES COMPANY LIMITED, having its principal office at :

Bai Yun Airport
GUANGZHOU 510405
PEOPLE'S REPUBLIC OF CHINA

(hereinafter referred to as the "Airline") of the other part

AND

CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION, having its principal office at :

Bai Yun Airport
GUANGZHOU 510405
PEOPLE'S REPUBLIC OF CHINA

(hereinafter referred to as the "Trading Corporation", the Airline and the Trading Corporation hereinafter referred to jointly and severally as the "Buyer" ).

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Amendment No. 1- 2/5

WHEREAS

-
The parties hereto have signed on the 9th day of April 2004 an A319/A320 Purchase Agreement called hereinafter together with its Exhibits and Letter Agreements (the “Agreement”) for the sale of a certain number of A319 Aircraft and A320 Aircraft, collectively referred to as the “Aircraft".

-	Now, the Buyer and the Seller agree to enter into an amendment No.1 (the “Amendment”) to the Agreement to modify the delivery schedule of *** A319 Aircraft.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Amendment No. 1- 3/5

1 -	DELIVERY SCHEDULE

The Parties agree to reschedule the delivery date of *** A319 Aircraft originally scheduled for delivery in *** (the ”Rescheduled Aircraft”).

The Rescheduled Aircraft is now hereby rescheduled to be delivered to the Buyer in ***

2.	PROVISION OF THE AMENDMENT

The provisions of the Agreement, its Exhibits, its Letter Agreement shall apply to the sale and delivery of the Aircraft herein defined except insofar as they may be expressly modified by the provisions of this Amendment.

The Agreement shall be deemed amended and supplemented to the extent herein provided and as so amended and supplemented shall remain in full force and effect.

If there is any inconsistency between the Agreement and this Amendment, the latter shall prevail to the extent of such inconsistency.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Amendment No. 1- 4/5

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS SNC
COMPANY LIMITED

By : /s/ Yuan Xinan	By: /s/ Guy Brunon

Name: Yuan Xinan	Name: Guy Brunon

Title: Vice President	Title: VP Contracts

CHINA SOUTHERN AIRLINES (GROUP)
IMPORT AND EXPORT TRADING
CORPORATION

By: /s/ Zhou Yongqian

Name: Zhou Yongqian

Title: General Manager

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Amendment No. 1- 5/5

AMENDMENT No.2

TO THE A319/A320 PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

AND

CHINA SOUTHERN AIRLINES COMPANY LIMITED

as Airline

AND

CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION

As Trading Corporation

Both Airline and Trading Corporation as Buyer

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Amendment No. 2- 1/5

A319/A320 AMENDMENT No.2

This amendment No.2 to the A319/A320 Purchase Agreement dated as of April 09, 2004 is made on this 2nd day of December 2004,

BETWEEN :

AIRBUS S.A.S., a société par actions simplifiée, legal successor of Airbus S.N.C., formerly known as Airbus G.I.E, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 (hereinafter referred to as "the Seller") of the one part,

AND :

CHINA SOUTHERN AIRLINES COMPANY LIMITED, having its principal office at Bai Yun Airport, Guangzhou 510405, People's Republic of China (hereinafter referred to as the “Airline”) of the other part,

AND

CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION, having its principal office at Bai Yun Airport, Guangzhou 510405, People's Republic of China (hereinafter referred to as the “Trading Corporation”, the Airline and the Trading Corporation hereinafter referred to jointly and severally as the “Buyer”).

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Amendment No. 2- 2/5

WHEREAS

-
The parties hereto have signed on the 9th day of April 2004 an A319/A320 Purchase Agreement called hereinafter together with its Exhibits and Letter Agreements (the “Agreement”) for the sale of a certain number of A319 Aircraft and A320 Aircraft, collectively referred to as the “Aircraft".

-	The parties hereto have signed on the 11th of November 2004 an amendment No.1 to modify the delivery schedule of *** Aircraft.

-	The parties now agree to enter into an amendment No.2 (the “Amendment”) to modify the delivery schedule of the Aircraft No.5 and the Aircraft No.6 referred to as the ”Rescheduled Aircraft”.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Amendment No. 2- 3/5

1 -	DELIVERY SCHEDULE

The Aircraft No.5 originally scheduled for delivery in *** is now hereby rescheduled to be delivered to the Buyer in ***.

The Aircraft No.6 originally scheduled for delivery in *** is now hereby rescheduled to be delivered to the Buyer in ***.

2 -	PREDELIVERY PAYMENTS

***

3 -	PROVISION OF THE AMENDMENT

The provisions of the Agreement, its Exhibits, its Letter Agreement shall apply to the sale and delivery of the Aircraft herein defined except insofar as they may be expressly modified by the provisions of this Amendment.

The Agreement shall be deemed amended and supplemented to the extent herein provided and as so amended and supplemented shall remain in full force and effect.

If there is any inconsistency between the Agreement and this Amendment, the latter shall prevail to the extent of such inconsistency.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Amendment No. 2- 4/5

IN WITNESS WHEREOF, this Amendment No.2 was entered into the day and year above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS SNC
COMPANY LIMITED

By : /s/ Yuan Xinan	By: /s/ Guy Brunon

Name: Yuan Xinan	Name: Guy Brunon

Title:	Title: VP Contracts

CHINA SOUTHERN AIRLINES (GROUP)
IMPORT AND EXPORT TRADING
CORPORATION

By: /s/ Wang Yuqing

Name: Wang Yuqing

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Amendment No. 2- 5/5

AMENDMENT No.3

TO THE A319/A320 PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

AND

CHINA SOUTHERN AIRLINES COMPANY LIMITED

as Airline

AND

CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION

As Trading Corporation

Both Airline and Trading Corporation as Buyer

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Amendment No. 3- 1/5

A319/A320 AMENDMENT No.3

This amendment No.3 to the A319/A320 Purchase Agreement dated as of April 09th, 2004 is made on this 30th day of June 2005,

BETWEEN :

AIRBUS S.A.S., a société par actions simplifiée, legal successor of Airbus S.N.C., formerly known as Airbus G.I.E, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 (hereinafter referred to as "the Seller") of the one part,

AND :

CHINA SOUTHERN AIRLINES COMPANY LIMITED, having its principal office at Bai Yun Airport, Guangzhou 510405, People's Republic of China (hereinafter referred to as the “Airline”) of the other part,

AND

CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION, having its principal office at Bai Yun Airport, Guangzhou 510405, People's Republic of China (hereinafter referred to as the “Trading Corporation”, the Airline and the Trading Corporation hereinafter referred to jointly and severally as the “Buyer”).

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – 01/04
CC-C 3370036/02
Amendment No. 3- 2/5

WHEREAS

-
The parties hereto have signed on the 9th day of April 2004 an A319/A320 Purchase Agreement called hereinafter together with its Exhibits and Letter Agreements (the “Agreement”) for the sale of a certain number of A319 Aircraft and A320 Aircraft, collectively referred to as the “Aircraft".

-	The parties hereto have signed on the 11th of November 2004 an amendment No.1 to modify the delivery schedule of *** Aircraft.

-	The parties hereto have signed on the 03rd of December 2004 an amendment No.2 to modify the delivery schedule of *** Aircraft.

-	The parties have signed on the 15th of March 2005 the SCNs in order to modify the specification of the A319 Aircraft.

-	The A319 Aircraft are individually referred to as “A319 Aircraft No.1”, “A319 Aircraft No.2”, “A319 Aircraft No.3”, “A319 Aircraft No.4”, “A319 Aircraft No.5” and “A319 Aircraft No.6”.

-	According to the SCNs signed, the A319 Aircraft No.1 through A319 Aircraft No.3 will be fitted with CFM 56-5B7/P ***.

-	According to the SCNs signed, the A319 Aircraft No.4 through A319 Aircraft No.6 will be fitted with CFM 56-5B6/P ***.

-	Following the signature of such SCNs, the parties now agree to enter into an amendment No.3 (the “Amendment”) to modify the A319 Aircraft Performance Guarantees.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – 01/04
CC-C 3370036/02
Amendment No. 3- 3/5

1-	A319 Aircraft Performance Guarantees

With respect to the A319 Aircraft No.1 through A319 Aircraft No.3, Letter Agreement No.3 ”A319 Performance Guarantees CFM” to the Agreement is hereby deleted and replaced by Exhibit No.1 to this Amendment.

With respect to the A319 Aircraft No.4 through A319 Aircraft No.6, Letter Agreement No.3 ”A319 Performance Guarantees CFM” to the Agreement is hereby deleted and replaced by Exhibit No.2 to this Amendment.

2-	PROVISION OF THE AMENDMENT

The provisions of the Agreement, its Exhibits, its Letter Agreement shall apply to the sale and delivery of the Aircraft herein defined except insofar as they may be expressly modified by the provisions of this Amendment.

The Agreement shall be deemed amended and supplemented to the extent herein provided and as so amended and supplemented shall remain in full force and effect.

If there is any inconsistency between the Agreement and this Amendment, the latter shall prevail to the extent of such inconsistency.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – 01/04
CC-C 3370036/02
Amendment No. 3- 4/5

IN WITNESS WHEREOF, this Amendment No.3 was entered into the day and year above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS SNC
COMPANY LIMITED

By : /s/ Yuan Xinan	By: /s/ Guy Brunon

Name: Yuan Xinan	Name: Guy Brunon

Title: Vice President	Title: VP Contracts

CHINA SOUTHERN AIRLINES (GROUP)
IMPORT AND EXPORT TRADING
CORPORATION

By: /s/ Zeng Zixiang

Name: Zeng Zixiang

Title: General Manager

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – 01/04
CC-C 3370036/02
Amendment No. 3- 5/5

EXHIBIT No. 1

1.	AIRCRAFT CONFIGURATION

The guarantees defined below ("the Guarantees") are applicable to the A319-100 Aircraft as described in the Technical Specification ***, as amended by a Specification Change Notices ("SCN's") for
i)	implementation of CFM International CFM56-5B7/P engines
ii)	increase of Design Weight to: Maximum Take-off Weight = ***
Maximum Landing Weight    = ***
Maximum Zero Fuel Weight  = ***
iii)	installation of passenger gaseous oxygen system
iv)	increase of airfield elevation envelope to *** pressure altitude without taking into account any further changes thereto as provided in the Agreement.

2.	GUARANTEED PERFORMANCE

2.1	Speed

Level flight speed at an Aircraft gross weight of *** at a pressure altitude of *** in ISA conditions using a thrust not exceeding maximum cruise thrust shall be not less than the guaranteed Mach number value of: ***.

2.2	Specific Range

The average nautical miles per kilogram of fuel at the weights and altitudes defined below in ISA conditions at a true Mach number of ***

Weight	Pressure Altitude
***	***
***	***
***	***
***	***
***	***

shall be not less than a guaranteed value of : ***.

2.3	Take-off

JAR take-off field length at an Aircraft gross weight of *** at the start of ground run at sea level pressure altitude in ISA+15 °C conditions shall be not more than a guaranteed value of: ***.

2.4	Second Segment Climb

The Aircraft shall meet JAR regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.3.

2.5	Landing Field Length

2.5.1	JAR certified dry landing field length at an Aircraft gross weight of *** at sea level pressure altitude shall be not more than a guaranteed value of ***.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – 01/04
CC-C 3370036/02
Exhibit No. 1- 1/4

EXHIBIT No. 1

2.5.2	JAR certified dry landing field length at an Aircraft gross weight of *** at a pressure altitude of *** and an Outside Air Temperature of *** shall be not more than a guaranteed value of: ***.

2.6         En-route one engine inoperative climb capability

The Aircraft shall meet JAR regulations minimum en-route climb gradient (***), with one engine inoperative and the other one operating at maximum continuous thrust available at that altitude, with air conditioning on, with anti-icing off, at an Aircraft gross weight of *** in cruise configuration, in ISA conditions at a pressure altitude of a guaranteed value of not less than: ***

3.           MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weight Empty of not more than a guaranteed value of: ***

This is the Manufacturer's Weight Empty as defined in Section 13-10 of the Specification amended by the SCN's for associated changes as defined in paragraph 1 (i & ii) and which will be derived from the weighing of the Aircraft.
The Manufacturer’s Weight Empty is subject to adjustment as defined in paragraph 6 below.

4.           GUARANTEE CONDITIONS

4.1.	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

4.2.
For the determination of JAR take-off and landing performance a hard level dry runway surface with no obstacles, no line-up allowance, zero wind, atmosphere according to ISA, except as otherwise noted and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results shall be assumed.

For take-off performance no special procedures have been considered if not otherwise specified.

4.2.1.	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.2.2	For the purpose of the take-off elements of the guarantee the centre of gravity position providing the best results shall be assumed.

4.3.
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in paragraph 5.3 may be such as to optimise the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

Cruise performance at *** and above assumes a centre of gravity position of ***, unless otherwise stated.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – 01/04
CC-C 3370036/02
Exhibit No. 1- 2/4

EXHIBIT No. 1

4.4.
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

4.5.	Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***.

5.           GUARANTEE COMPLIANCE

5.1.
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2.
Compliance with the take-off, second segment, en-route one engine inoperative, approach and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual. For demonstration of take-off performance the optimal procedure may be used.

5.3.
Compliance with those parts of the guarantees defined in paragraphs 2 not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A319-100 Aircraft of the same aerodynamic configuration as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data basis (“the IFP”) appropriate to the A319-100 Aircraft.

5.4.
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.5.	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.6.	Compliance with the Manufacturer's Weight Empty guarantee defined in paragraph 3 shall be demonstrated with reference to a weight compliance report.

5.7.
The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's A319-100 Aircraft.

6.           ADJUSTMENT OF GUARANTEES

6.1.
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2.	The Guarantees apply to the Aircraft as described in paragraph 1 and may be adjusted in the event of:
a)	Any further configuration change which is the subject of a SCN
b)	Variation in actual weights of items defined in Section 13-10 of the Specification

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – 01/04
CC-C 3370036/02
Exhibit No. 1- 3/4

EXHIBIT No. 1

c)	Changes required to obtain certification which causes changes to the performance or weight of the Aircraft

7.           EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document and expire upon delivery of the Aircraft to the Buyer.

8.           ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – 01/04
CC-C 3370036/02
Exhibit No. 1- 4/4

EXHIBIT No. 2

1.           AIRCRAFT CONFIGURATION

The guarantees defined below ("the Guarantees") are applicable to the A319-100 Aircraft as described in the Technical Specification ***, as amended by a Specification Change Notices ("SCN's") for
v)	implementation of CFM International CFM56-5B6/P engines
vi)	increase of Design Weight to: Maximum Take-off Weight = ***
  Maximum Landing Weight    = ***
  Maximum Zero Fuel Weight = ***
without taking into account any further changes thereto as provided in the Agreement.

2.           GUARANTEED PERFORMANCE

2.1         Speed

Level flight speed at an Aircraft gross weight of *** at a pressure altitude of *** in ISA conditions using a thrust not exceeding maximum cruise thrust shall be not less than the guaranteed Mach number value of: ***.

2.2         Specific Range

The average nautical miles per kilogram of fuel at the weights and altitudes defined below in ISA conditions at a true Mach number of ***
Weight                Pressure Altitude
***                      ***
***                      ***
***                      ***
***                      ***
***                      ***
shall be not less than a guaranteed value of : ***.

2.3         Take-off

2.3.1	JAR take-off field length at an Aircraft gross weight of *** at the start of ground run at sea level pressure altitude in ISA+15 °C conditions shall be not more than a guaranteed value of: ***.

2.4         Second Segment Climb

The Aircraft shall meet JAR regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.3.

2.5         Landing Field Length

2.5.1	JAR certified dry landing field length at an Aircraft gross weight of *** at sea level pressure altitude shall be not more than a guaranteed value of ***.

2.5.2	JAR certified dry landing field length at an Aircraft gross weight of *** at a pressure altitude of *** shall be not more than a guaranteed value of ***.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – 01/04
CC-C 3370036/02
Exhibit No. 2- 1/4

EXHIBIT No. 2

2.6         En-route one engine inoperative climb capability

The Aircraft shall meet JAR regulations minimum en-route climb gradient (***), with one engine inoperative and the other one operating at maximum continuous thrust available at that altitude, with air conditioning on, with anti-icing off, at an Aircraft gross weight of *** in cruise configuration, in ISA conditions at a pressure altitude of a guaranteed value of not less than: ***

3.           MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weight Empty of not more than a guaranteed value of: ***

This is the Manufacturer's Weight Empty as defined in Section 13-10 of the Specification amended by the SCN's for associated changes as defined in paragraph 1 (i & ii) and which will be derived from the weighing of the Aircraft.
The Manufacturer’s Weight Empty is subject to adjustment as defined in paragraph 6 below.

4.           GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

4.2
For the determination of JAR take-off and landing performance a hard level dry runway surface with no obstacles, no line-up allowance, zero wind, atmosphere according to ISA, except as otherwise noted and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results shall be assumed.

For take-off performance no special procedures have been considered if not otherwise specified.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.2.2	For the purpose of the take-off elements of the guarantee the centre of gravity position providing the best results shall be assumed.

4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in paragraph 5.3 may be such as to optimise the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

Cruise performance at *** and above assumes a centre of gravity position of ***, unless otherwise stated.

4.4
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – 01/04
CC-C 3370036/02
Exhibit No. 2- 2/4

EXHIBIT No. 2

4.5	Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***.

5.           GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2
Compliance with the take-off, second segment, en-route one engine inoperative, approach and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual. For demonstration of take-off performance the optimal procedure may be used.

5.3
Compliance with those parts of the guarantees defined in paragraphs 2 not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A319-100 Aircraft of the same aerodynamic configuration as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data basis (“the IFP”) appropriate to the A319-100 Aircraft.

5.4
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.5	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.6	Compliance with the Manufacturer's Weight Empty guarantee defined in paragraph 3 shall be demonstrated with reference to a weight compliance report.

5.7
The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's A319-100 Aircraft.

6.           ADJUSTMENT OF GUARANTEES

6.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 and may be adjusted in the event of:
a)	Any further configuration change which is the subject of a SCN
b)	Variation in actual weights of items defined in Section 13-10 of the Specification
c)	Changes required to obtain certification which causes changes to the performance or weight of the Aircraft

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – 01/04
CC-C 3370036/02
Exhibit No. 2- 3/4

EXHIBIT No. 2

7.           EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document and expire upon delivery of the Aircraft to the Buyer.

8.           ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A319/A320 – CSN – 01/04
CC-C 3370036/02
Exhibit No. 2- 4/4

AMENDMENT No.4

TO THE A319/A320 PURCHASE AGREEMENT

(Buyer’s Reference No. 04HMB0101FR)

BETWEEN

AIRBUS S.A.S.

as Seller

AND

CHINA SOUTHERN AIRLINES COMPANY LIMITED

as Airline

AND

CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION

As Trading Corporation

Both Airline and Trading Corporation as Buyer

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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A319/A320 AMENDMENT No.4

This amendment No.4 to the A319/A320 Purchase Agreement dated as of April 09, 2004 (Buyer’s Reference No. 04HMB0101FR) is made on this 6th day of July 2006,

BETWEEN :

AIRBUS S.A.S., a société par actions simplifiée, legal successor of Airbus S.N.C., formerly known as Airbus G.I.E, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 (hereinafter referred to as "the Seller") of the one part,

AND:

CHINA SOUTHERN AIRLINES COMPANY LIMITED, having its principal office at Bai Yun Airport, Guangzhou 510405, People's Republic of China (hereinafter referred to as the “Airline”) of the other part,

AND:

CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION, having its principal office at Bai Yun Airport, Guangzhou 510405, People's Republic of China (hereinafter referred to as the “Trading Corporation”, the Airline and the Trading Corporation hereinafter referred to jointly and severally as the “Buyer”).

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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WHEREAS

-
The parties hereto have signed on the 9th day of April 2004 an A319/A320 Purchase Agreement (Buyer’s Reference No. 04HMB0101FR) for the sale of a certain number of A319 Aircraft and A320 Aircraft, collectively referred to as the “Aircraft", which, together with its Exhibits and Letter Agreements and as amended by Amendment No. 1 dated as of the 11th November 2004, Amendment No. 2 dated as of the 3rd December 2004 and Amendment No. 3 dated as of the 30th June 2005 is hereinafter called the “Agreement”.  .

-
On the 5th of November 2005, the Seller and China Aviation Supplies Import and Export Corporation (“CASC”) have entered into a General Term Agreement (“GTA”) for the sale and purchase of one hundred fifty (150) A320 family aircraft (the “One Hundred Fifty Aircraft”). As part of the One Hundred Fifty Aircraft, fifty (50) A320 family aircraft (the “Fifty Aircraft”) have been allocated to the Buyer.

-
Now the Buyer wishes and the Seller agrees to enter into an amendment No.4 (the “Amendment”) to address the terms and conditions for the purchase by the Buyer and the sale by the Seller of such Fifty Aircraft. The Fifty Aircraft are composed of ten (10) A319-100 model aircraft (the “A319 Aircraft”), fifteen (15) A320-200 model aircraft (the “A320 Aircraft”), and twenty-five (25) A321-200 model aircraft (the “A321 Aircraft”).

-
The Buyer and the Seller agree that the terms and conditions of the sale and purchase of the Fifty Aircraft shall be the same as those applying to the Aircraft as specified in the Agreement except as modified by this Amendment.

-	Except as provided herein in the Amendment, upon signature of this Amendment the A319 Aircraft, the A320 Aircraft and the A321 Aircraft shall be deemed Aircraft.

Capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings assigned thereto in the Agreement.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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1.    GENERAL

The following paragraphs will define the specific amendments to the Agreement, which will apply only to the Fifty Aircraft to be delivered to the Buyer.

Part 1 of Exhibit C to the Agreement, Letter Agreement No.1, Letter Agreement No.2, Letter Agreement No.3, Letter Agreement No.5 and Side Letter No.2 to the Agreement shall not apply to the Fifty Aircraft.

2.    FIFTY AIRCRAFT SPECIFICATION

The parties agree that, with respect to the Fifty Aircraft, sub-Clause 2.1.1 of the Agreement shall be deleted in its entirety and replaced by the following:

QUOTE

2.1.1 Specification

The Airframe shall be manufactured in accordance with the Standard Specification, as modified or varied prior to the date of this Agreement by the Specification Change Notices.

***

UNQUOTE

2.2 Propulsion Systems

The parties agree that, with respect to the Fifty Aircraft, sub-Clause 2.2 of the Agreement shall be deleted in its entirety and replaced by the following:

QUOTE

No later than ***, the Buyer shall select between CFM INTERNATIONAL (CFM) Engines and INTERNATIONAL AERO ENGINES (IAE) one of the following Engines types in accordance with the terms and conditions of Clause 3 of the Amendment.

***

UNQUOTE

3.    PRICES

The parties agree that, with respect to the Fifty Aircraft, Clause 3 of the Agreement shall be deleted in its entirety and replaced by the following:

QUOTE

3.1	A319 Aircraft Basic Price

3.1.1	The Airframe Basic Price is the sum of:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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(i)	the Basic Price of the Airframe corresponding to the Standard Specification including Nacelles and Thrust Reversers, and excluding Buyer Furnished Equipment, which is:

US$ ***

***

(ii)	the budget sum of the basic prices of all SCNs which is :

US$ ***

***

3.1.2
The Airframe Basic Price has been established in accordance with the *** - (the "Base Period") and shall be subject to revision up to the Aircraft delivery date in accordance with the Airframe Price Revision Formula set forth in Appendix 1 to this Amendment.

3.1.3	A319 Aircraft Propulsion Systems Basic Price

3.1.3.1	CFM INTERNATIONAL Propulsion Systems

The Basic Price of a set of two (2) CFM INTERNATIONAL CFM56-5B5/P Engines is:

US$ ***

***

***.

Such Basic Price has been computed from the Reference Price of: USD *** and shall be subject to revision up to the Aircraft delivery date in accordance with the CFM INTERNATIONAL Price Revision Formula set forth in Exhibit C-2 of the Agreement.

3.1.3.2	INTERNATIONAL AERO ENGINES Propulsion Systems

The Basic Price for a set of two (2) INTERNATIONAL AERO ENGINES V2522-A5 Engines including standard equipment is:

US$ ***

***

***

Such Basic Price has been computed from the Reference Price of: US$ *** and shall be subject to revision up to the Aircraft delivery date in accordance with the INTERNATIONAL AERO ENGINES Price Revision Formula set forth in Appendix 2 of this Amendment.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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3.2	A320 Aircraft Basic Price

3.2.1	The Airframe Basic Price is the sum of:

(i)	the Basic Price of the Airframe corresponding to the Standard Specification including Nacelles and Thrust Reversers, and excluding Buyer Furnished Equipment, which is:

US$ ***

***

(ii)	the budget sum of the basic prices of all SCNs which is :

US$ ***

***

3.2.2
The Airframe Basic Price has been established in accordance with the *** - (the "Base Period") and shall be subject to revision up to the Aircraft delivery date in accordance with the Airframe Price Revision Formula set forth in Appendix 1 to this Amendment.

3.2.3	A320 Aircraft Propulsion Systems Basic Price

3.2.3.1	CFM INTERNATIONAL Propulsion Systems

The Basic Price of a set of two (2) CFM INTERNATIONAL CFM56-5B4/P Engines is:

US$ ***

***

***.

Such Basic Price has been computed from the Reference Price of: USD *** and shall be subject to revision up to the Aircraft delivery date in accordance with the CFM INTERNATIONAL Price Revision Formula set forth in Exhibit C-2 of the Agreement.

3.2.3.2	INTERNATIONAL AERO ENGINES Propulsion Systems

The Basic Price for a set of two (2) INTERNATIONAL AERO ENGINES V2527-A5 Engines including standard equipment is:

US$ ***

***

***.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Such Basic Price has been computed from the Reference Price of: US$ *** and shall be subject to revision up to the Aircraft delivery date in accordance with the INTERNATIONAL AERO ENGINES Price Revision Formula set forth in Appendix 2 of this Amendment.

3.3	A321 Aircraft Basic Price

3.3.1	The Airframe Basic Price is the sum of:

(i)	the Basic Price of the Airframe corresponding to the Standard Specification including Nacelles and Thrust Reversers, and excluding Buyer Furnished Equipment, which is:

US$ ***

***

(ii)	the budget sum of the basic prices of all SCNs which is :

US$ ***

***

3.3.2
The Airframe Basic Price has been established in accordance with the *** - (the "Base Period") and shall be subject to revision up to the Aircraft delivery date in accordance with the Airframe Price Revision Formula set forth in Appendix 1 to this Amendment.

3.3.3	A321 Aircraft Propulsion Systems Basic Price

3.3.3.1	CFM INTERNATIONAL Propulsion Systems

The Basic Price of a set of two (2) CFM INTERNATIONAL CFM56-5B3/P Engines is:

US$ ***

***

***.

Such Basic Price has been computed from the Reference Price of: USD *** and shall be subject to revision up to the Aircraft delivery date in accordance with the CFM INTERNATIONAL Price Revision Formula set forth in Exhibit C-2 of the Agreement.

3.3.3.2	INTERNATIONAL AERO ENGINES Propulsion Systems

The Basic Price for a set of two (2) INTERNATIONAL AERO ENGINES V2533-A5 Engines including standard equipment is:

US$ ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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***

***.

Such Basic Price has been computed from the Reference Price of: US$ *** and shall be subject to revision up to the Aircraft delivery date in accordance with the INTERNATIONAL AERO ENGINES Price Revision Formula set forth in Appendix 2 of this Amendment.

3.4	Final Price

***

UNQUOTE

4.   PAYMENTS

The parties agree that, with respect to the Fifty Aircraft, sub-Clause 5.3.1 of the Agreement shall be deleted in its entirety and replaced by the following:

QUOTE

***

UNQUOTE

5.    FIFTY AIRCRAFT ***

***

6.    FIFTY AIRCRAFT DELIVERY SCHEDULE

The parties agree that, with respect to the Fifty Aircraft, sub-Clause 9.1 of the Agreement shall be deleted in its entirety and replaced by the following:

QUOTE

9.1	Delivery Schedule

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following months:

Scheduled Delivery Month	Quantity of the Fifty Aircraft in this amendment to be delivered per month
	A321 Aircraft	A320 Aircraft	A319 Aircraft

***	***	***
***	***	***	***
***	***	***	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Scheduled Delivery Month	Quantity of the Fifty Aircraft in this amendment to be delivered per month
	A321 Aircraft	A320 Aircraft	A319 Aircraft

***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Scheduled Delivery Month	Quantity of the Fifty Aircraft in this amendment to be delivered per month
	A321 Aircraft	A320 Aircraft	A319 Aircraft

TOTAL	25	15	10

Each of such months shall be, with respect to the corresponding Aircraft, the "Scheduled Delivery Month".

***
UNQUOTE

7.    FIFTY AIRCRAFT CUSTOMER SUPPORT

7.1  Seller Representatives

The Seller will *** of Resident Customer Support Manager (“RCSM”) for the total fleet of Fifty Aircraft.

7.2  Training and Training Aids

The Seller will *** for the total fleet of Fifty Aircraft for Buyer’s ground personnel.

The Seller will provide *** of the Fifty Aircraft.  Each such course will include two (2) pilots

The Seller will provide *** of the Fifty Aircraft.  Each such course will include one  (1) pilot.

7.3  Clarification

With respect to the Fifty Aircraft, The RCSM and training allowances defined in Paragraphs 7.1 and 7.2 of this Amendment shall replace the allowances defined respectively in Clause 1 of Appendix A to Clause 15 of the Agreement and Clause 1.1, Clause 1.2.1 and Clause 2.1.1 of Appendix A to Clause 16 of the Agreement.

8.    PERFORMANCE GUARANTEES

For the A319 Aircraft, standard Performance Guarantees are provided in Appendix 3 to this Amendment for CFM INTERNATIONAL CFM56-5B5/P engines and INTERNATIONAL AERO ENGINE IAE V2522-A5 engines.

For the A320 Aircraft, standard Performance Guarantees are provided in Appendix 4 to this Amendment for CFM INTERNATIONAL CFM56-5B4/P engines and INTERNATIONAL AERO ENGINE IAE V2527-A5 engines.

For the A321 Aircraft, standard Performance Guarantees are provided in Appendix 5 to this Amendment for CFM INTERNATIONAL CFM56-5B3/P engines and INTERNATIONAL AERO ENGINE IAE V2533-A5 engines.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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9.    ***

10. MISCELLANEOUS

10.1 Exhibit C-2

The parties agree to add to Paragraph 1 of Part 2 of Exhibit C-2 to the Agreement the following sentence:

QUOTE

The Reference Price for the A321 Aircraft of a set of two (2) CFM INTERNATIONAL CFM56-5B3/P Engines is: US$ ***

UNQUOTE

10.2 Letter Agreement No.6

10.2.1	The parties agree that Paragraph 4.2 of Letter Agreement No.6 to the Agreement shall not be applicable to the Fifty Aircraft.

10.2.2	The parties agree to delete Paragraph 6 of Letter Agreement No.6 to the Agreement in its entirety and replace it with the following:

QUOTE

11.1       ***

(1)	UNQUOTE

11.  AMENDMENT ENTRY-INTO-EFFECT

***

12.  PROVISION OF THE AMENDMENT

The provisions of the Agreement, its Exhibits, its Letter Agreement shall apply to the sale and delivery of the Aircraft herein defined except insofar as they may be expressly modified by the provisions of this Amendment.

The Agreement shall be deemed amended and supplemented to the extent herein provided and as so amended and supplemented shall remain in full force and effect.

If there is any inconsistency between the Agreement and this Amendment, the latter shall prevail to the extent of such inconsistency.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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IN WITNESS WHEREOF, this Amendment No.4 was entered into the day and year above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

By: /s/ Si Xianmin	By: /s/ Christophe Mourey

Name: Si Xianmin	Name: Christophe Mourey

Title: President	Title: Senior Vice President Contracts

Agreed and Accepted

For and on behalf of

CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION

By:  /s/ Zeng Zixiang

Name: Zeng Zixiang

Title:   President

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX 1

AIRFRAME PRICE REVISION FORMULA

1.1	Basic Prices

The Basic Prices defined in the Amendment are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions hereof.

1.2	Base Period

The Basic Prices have been established in accordance with *** values indicated hereof shall not be subject to any revision.

1.3	Indexes

Labor Index: ***

Material Index: ***

1.4	Revision Formula

***

1.5	General Provisions

1.5.1	***

1.5.2	***

1.5.3	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX 2

INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA

1	Engines Reference Price

The Reference Price for a set of two (2) INTERNATIONAL AERO ENGINES V2500 series Engines is:

For the A319 Aircraft IAE V2522-A5 engines: US$   ***
For the A320 Aircraft IAE V2527-A5 engines: US$   ***
For the A321 Aircraft IAE V2533-A5 engines: US$   ***

This Reference Price applies to the Engine type as specified in the Amendment. This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	Reference Period

The above Reference Price has been established in accordance with the ***), as defined, according to INTERNATIONAL AERO ENGINES by the ***.

3	Indexes

Labor Index: ***

Materiel Index:  ***

4	Revision Formula

***

5.2	***

5.3	***

5.4	***

5.5	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX 3

A319 PERFORMANCE GUARANTEES (IAE and CFMI)

1	A319 AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A319 Aircraft as described in the Standard Specification *** equipped with

a)	CFM56-5B5/P propulsion system
b)	IAE V2522-A5 propulsion system

without taking into account any further changes thereto as provided in the Agreement (the “Specification” for the purposes of this Appendix).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an A319 Aircraft gross weight of *** at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

a)	for CFM: ***
b)	for IAE: ***

2.2	Second Segment Climb

The A319 Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an A319 Aircraft gross weight of *** at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)	for CFM: ***
b)	for IAE: ***

2.4	One Engine Inoperative Net Ceiling

The Aircraft shall meet JAR regulations minimum en-route climb ***), with one engine inoperative and the others operating at the maximum continuous thrust available at that altitude, with air conditioning On, anti-icing Off, at an Aircraft gross weight of *** in cruise configuration, in ISA conditions at a guaranteed pressure altitude of not less than

a)	for CFM: ***
b)	for IAE: ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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2.5	Speed

Level flight speed at an Aircraft gross weight of *** at a pressure altitude of *** in ISA conditions using not more than maximum cruise thrust shall be a guaranteed True Mach number of not less than

a)	for CFM: ***
b)	for IAE: ***

2.6	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of *** in ISA conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)	Pressure Altitude (ft)

***	***
***	***
***	***
***	***

shall be not less than a guaranteed value of:

a)	for CFM: ***
b)	for IAE: ***

3	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weights Empty as below:

A319-100 CFM56-5B5/P	***
A319-100 V2522-A5	***

These are the Manufacturer's Weights Empty of the A319 Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCN’s defined in paragraph 1 of this Appendix and are subject to adjustment as defined in paragraph 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the A319 Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2
For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the A319 Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5	Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***. Cruise performance assume a centre of gravity position of ***.

5	GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

5.3
Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A319-100 aircraft of the same aerodynamic configuration as the A319 Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the A319 Aircraft.

5.4	Compliance with the Manufacturer's Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s A319 Aircraft.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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6	ADJUSTMENT OF GUARANTEES

6.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the A319 Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the A319 Aircraft as described in paragraph 1 of this Appendix and may be adjusted in the event of:

i)	Any further configuration change which is the subject of a SCN
ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

8	***

9.	ASSIGNMENT

Notwithstanding any other provision of this Appendix, this Appendix and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.	CONFIDENTIALITY

This Appendix (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX 4

A320 PERFORMANCE GUARANTEES (IAE and CFMI)

1	A320 AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A320 Aircraft as described in the Standard Specification *** equipped with:

a) CFM56-5B4/P propulsion system
b) IAE V2527-A5 propulsion system

without taking into account any further changes thereto as provided in the Agreement (the “Specification” for the purposes of this Appendix).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an A320 Aircraft gross weight of *** at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

a)         for CFM:          ***
b)         for IAE:            ***

2.2	Second Segment Climb

The A320 Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an A320 Aircraft gross weight of *** at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)         for CFM:            ***
b)         for IAE:              ***

2.4	One Engine Inoperative Net Ceiling

The Aircraft shall meet JAR regulations minimum en-route climb (***%), with one engine inoperative and the others operating at the maximum continuous thrust available at that altitude, with air conditioning On, anti-icing Off, at an Aircraft gross weight of *** in cruise configuration, in ISA conditions at a guaranteed pressure altitude of not less than

a)	for CFM: ***
b)	for IAE: ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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2.5	Speed

Level flight speed at an Aircraft gross weight of *** at a pressure altitude of *** in ISA conditions using not more than maximum cruise thrust shall be a guaranteed True Mach number of not less than

a)	for CFM: ***
b)	for IAE: ***

2.6	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of *** in ISA conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)	Pressure Altitude (ft)

***	***
***	***
***	***
***	***
***	***

shall be not less than a guaranteed value of:

a)         for CFM:    ***
b)         for IAE:      ***

3	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weights Empty as below:

A320-200 CFM56-5B4/P     ***
A320-200 V2527-A5            ***

These are the Manufacturer's Weights Empty of the A320 Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCN’s defined in paragraph 1 of this Appendix and are subject to adjustment as defined in paragraph 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the A320 Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2
For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the A320 Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5	Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***. Cruise performance assume a centre of gravity position of ***.

5	GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

5.3
Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A320-200 aircraft of the same aerodynamic configuration as the A320 Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the A320 Aircraft.

5.4	Compliance with the Manufacturer's Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s A320 Aircraft.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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6	ADJUSTMENT OF GUARANTEES

6.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the A320 Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the A320 Aircraft as described in paragraph 1 of this Appendix and may be adjusted in the event of:

i)	Any further configuration change which is the subject of a SCN
ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

8	***

9.	ASSIGNMENT

Notwithstanding any other provision of this Appendix, this Appendix and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.	CONFIDENTIALITY

This Appendix (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX 5

A321 PERFORMANCE GUARANTEES (IAE and CFMI)

1	A321 AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A321 Aircraft as described in the Standard Specification *** equipped with

a) CFM56-5B3/P propulsion system

b) IAE V2533-A5 propulsion system

without taking into account any further changes thereto as provided in the Agreement (the “Specification” for the purposes of this Appendix).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an A321 Aircraft gross weight of *** at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

a)       for CFM:         ***
b)       for IAE:           ***

2.2	Second Segment Climb

The A321 Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an A321 Aircraft gross weight of *** at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)         for CFM:         ***
b)         for IAE:           ***

2.4	One Engine Inoperative Net Ceiling

The Aircraft shall meet JAR regulations minimum en-route climb (***), with one engine inoperative and the others operating at the maximum continuous thrust available at that altitude, with air conditioning On, anti-icing Off, at an Aircraft gross weight of *** in cruise configuration, in ISA conditions at a guaranteed pressure altitude of not less than

a)         for CFM:       ***
b)         for IAE:         ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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2.5	Speed

Level flight speed at an Aircraft gross weight of *** at a pressure altitude of *** in ISA conditions using not more than maximum cruise thrust shall be a guaranteed True Mach number of not less than

a)	for CFM: ***
b)	for IAE: ***

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of *** in ISA conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)	Pressure Altitude (ft)

***	***
***	***
***	***
***	***
***	***

shall be not less than a guaranteed value of:

a)          for CFM:         ***
b)          for IAE:           ***

3	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weights Empty as below:

A321-200 CFM56-5B3/P              ***
A321-200 V2533-A5                     ***

These are the Manufacturer's Weights Empty of the A321 Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCN’s defined in paragraph 1 of this Appendix and are subject to adjustment as defined in paragraph 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the A321 Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2
For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the A321 Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5	Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***. Cruise performance assume a centre of gravity position of ***.

5	GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

5.3
Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A321-200 aircraft of the same aerodynamic configuration as the A321 Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the A321 Aircraft.

5.4	Compliance with the Manufacturer's Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s A321 Aircraft.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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6	ADJUSTMENT OF GUARANTEES

6.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the A321 Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the A321 Aircraft as described in paragraph 1 of this Appendix and may be adjusted in the event of:

i)	Any further configuration change which is the subject of a SCN
ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

8	***

9.	ASSIGNMENT

Notwithstanding any other provision of this Appendix, this Appendix and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.	CONFIDENTIALITY

This Appendix (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 1

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION
Bai Yun Airport
Guangzhou 510405
People’s Republic of China

Subject : MISCELLANEOUS PURCAHSE AGREEMENT PROVISIONS

CHINA SOUTHERN AIRLINES COMPANY LIMITED and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amendment No.4 to the Agreement ("the Amendment") dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Fifty Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the Amendment.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

Now, with respect to the Fifty Aircraft, the Buyer and the Seller agree the following:

1)	Clause 5.5 is hereby deleted in its entirety and replaced with the following;

QUOTE

5.5    ***

UNQUOTE

2)	Notwithstanding Clause 7.1 of the Agreement, the Seller confirms that the European Aviation Safety Agency (EASA) has issued a type certificate applicable to the Fifty Aircraft.

3)	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 1

4)	The following sentence is hereby added to Clause 12.1.3:

QUOTE

***

UNQUOTE

5)	Clause 12.1.4.2 is herby deleted in its entirety and replaced with the following:

QUOTE

12.1.4.2	***

UNQUOTE

6)	Clause 12.1.6 (vii) is hereby deleted in its entirety and replaced with the following:

QUOTE

(vii)	Seller’s Rejection

***

UNQUOTE

7)	Clause 12.1.7 (v) is hereby deleted in its entirety and replaced with the following:

QUOTE

(v)	Credit

The Buyer's account shall be credited with an amount equal to the mutually agreed direct labor costs expended in performing the off-Aircraft repair of a Warranted Part and to the direct costs of materials incorporated in said repair and to the direct labor costs expended in removing and installing a Warranted Part on the Aircraft.

-
For the determination of direct labor costs only manhours spent on disassembly, inspection, repair, reassembly, and final inspection and test of the Warranted Part are permissible. Any manhours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part are not included.

-
The manhours permissible above shall be multiplied by an agreed labor rate of US Dollars ***, (“Inhouse Warranty Labour Rate”) and representing the Buyer’s composite labor rate meaning the average hourly rate (excluding all fringe benefits, premium time allowances, social charges, business taxes and the like) paid to the Buyer’s employees whose jobs are directly related to the performance of the repair.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 1

-	Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and as may be furnished by the Seller at no charge.

UNQUOTE

8)	Clause 12.4.2 is hereby deleted in its entirety and replaced with the following:

QUOTE

12.4.2	Seller's Responsibility

***

UNQUOTE

9)	Clause 14.8 is hereby deleted in its entirety and replaced with the following:

QUOTE

14.8            Technical Data Familiarization

Upon request by the Buyer, the Seller is ready to provide a *** Technical Data familiarization training at the Seller’s or at the Buyer’s facilities. *** Additional sessions of the Technical Data familiarization training shall be subject to commercial offers.

UNQUOTE

10)	Clause 16.7.2.2 is hereby deleted in its entirety and replaced with the following:

QUOTE

16.7.2.2	***

UNQUOTE.

11)	Clause 16.10.2.3 is hereby deleted in its entirety and replaced with the following:

QUOTE

16.10.2.3	***

UNQUOTE

12)	Clause 16.10.3.4 is hereby deleted in its entirety and replaced with the following:

QUOTE

16.10.3.4	***

UNQUOTE

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT No. 1

13)	Clause 20.4 is hereby deleted in its entirety and replaced with the following:

QUOTE

20.4	Termination for Default under other Agreements

***

UNQUOTE

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES COMPANY LIMITED	AIRBUS S.A.S.

By: /s/ Si Xianmin	By: /s/ Christophe Mourey

Name: Si Xianmin	Name: Christophe Mourey

Title: President	Title: Senior Vice President Contracts

Agreed and Accepted

For and on behalf of

CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION

By:  /s/ Zeng Zixiang

Name: Zeng Zixiang

Title: President

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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SIDE LETTER No. 1

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION
Bai Yun Airport
Guangzhou 510405
People’s Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amendment No.4 to the Agreement ("the Amendment") dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Fifty Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the Amendment.

Both parties agree that this Side Letter, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

Now, with respect to the Fifty Aircraft and notwithstanding Clause 11 of the Amendment, the Buyer and the Seller agree the following:

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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SIDE LETTER No. 1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES COMPANY LIMITED	AIRBUS S.A.S.

By: /s/ Si Xianmin	By: /s/ Christophe Mourey

Name: Si Xianmin	Name: Christophe Mourey

Title: President	Title: Senior Vice President Contracts

Agreed and Accepted

For and on behalf of

CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION

By:  /s/ Zeng Zixiang

Name: Zeng Zixiang

Title: President

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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SIDE LETTER No. 2

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION
Bai Yun Airport
Guangzhou 510405
People’s Republic of China

Subject : CREDIT MEMO ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amendment No.4 to the Agreement ("the Amendment") dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Fifty Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter will have the meanings assigned thereto in the Amendment.

Both parties agree that this Side Letter, upon execution thereof, will constitute an integral, nonseverable part of said Amendment and will be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

Now, with respect to the Fifty Aircraft, the Buyer and the Seller agree the following:

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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SIDE LETTER No. 2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

By: /s/ Si Xianmin	By: /s/ Christophe Mourey

Name: Si Xianmin	Name: Christophe Mourey

Title: President	Title: Senior Vice President Contracts

Agreed and Accepted

For and on behalf of

CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION

By:  /s/ Zeng Zixiang

Name: Zeng Zixiang

Title: President

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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SIDE LETTER No. 3

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION
Bai Yun Airport
Guangzhou 510405
People’s Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amendment No.4 to the Agreement ("the Amendment") dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Fifty Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter will have the meanings assigned thereto in the Amendment.

Both parties agree that this Side Letter, upon execution thereof, will constitute an integral, nonseverable part of said Amendment and will be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

Now, with respect to the Fifty Aircraft, the Buyer and the Seller agree to the following:

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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SIDE LETTER No. 3

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

By: /s/ Si Xianmin	By: /s/ Christophe Mourey

Name: Si Xianmin	Name: Christophe Mourey

Title: President	Title: Senior Vice President Contracts

Agreed and Accepted

For and on behalf of

CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION

By:  /s/ Zeng Zixiang

Name: Zeng Zixiang

Title: President

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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